SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

Oppenheimer AMT-Free Municipals

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal TRUST, on behalf of Oppenheimer Pennsylvania Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipal Fund

OPPENHEIMER MUNICIPAL FUND, on behalf of Oppenheimer Rochester Limited Term Municipal Fund

Oppenheimer Portfolio Series, on behalf of Oppenheimer Conservative Investor Fund, Oppenheimer Moderate Investor Fund, Oppenheimer Equity Investor Fund and Oppenheimer Active Allocation Fund

OPPENHEIMER QUEST FOR VALUE FUNDS, on behalf of Oppenheimer Global Allocation Fund, Oppenheimer Flexible Strategies Fund, and Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester AMT-Free New York Municipal fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

oppenheimer Rochester Fund Municipals

Oppenheimer Select Value Fund

Oppenheimer Series Fund, Inc., on behalf of Oppenheimer Value Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer U.S. Government Trust

Rochester Portfolio series, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

Dear Shareholder,

Certain Oppenheimer mutual funds (each, a “Fund”), including your Fund(s), will hold a joint special meeting of shareholders, and certain Funds will also hold a second joint special meeting of shareholders (each a “Meeting” and together the “Meetings”), on June 21, 2013 at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112. The first Meeting will be held at 1:00 p.m. Mountain Time, and the second Meeting will be held at 2:00 p.m. Mountain Time, each as may be adjourned.

The Meetings are being held for the purpose of seeking shareholder approval on proposals approved by the Funds’ Board of Trustees or Board of Directors (each, a “Board Member” and collectively, the “Board”). These proposals include:

1.	To elect Board Member Nominees: Certain Board Members are likely to retire within a few years. It is proposed to elect successor Board Members for certain Funds as well as to re-elect the Board.
2.	To approve changes in, or the removal of, certain fundamental policies/investment objectives: It is proposed to update, standardize and streamline certain fundamental policies/investment objectives to provide increased flexibility to the Funds to adapt to a changing investment environment and/or achieve consistency among the Funds and other funds in the Oppenheimer family of funds;
3.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund that is a Maryland corporation or a Massachusetts business trust, as applicable, into a Delaware statutory trust: It is proposed to reorganize the Funds to benefit from the advantages of organization in Delaware.

The Board of your Fund recommends that you vote “FOR” each of the proposals that apply to your Fund.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: April 12, 2013

By Order of the Boards of Directors/Trustees

Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect Board Member Nominees: Certain Board Members are likely to retire within a few years. It is proposed to elect successor Board Members as well as to re-elect the Board;
2.	To approve changes in, or the removal of, certain fundamental policies/investment objectives: It is proposed to update, standardize and streamline certain fundamental policies/investment objectives to provide increased flexibility to the Funds to adapt to a changing investment environment and/or achieve consistency among the Funds and other funds in the Oppenheimer family of funds;
3.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund that is a Maryland corporation or a Massachusetts business trust, as applicable, into a Delaware statutory trust: It is proposed to reorganize the Funds to benefit from the advantages of organization in Delaware, with the exception of Oppenheimer Master International Value Fund, LLC.

Has my Fund's Board approved the Proposals?

Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to elect Board Member Nominees?

Under the Oppenheimer New York Board Funds Governance Guidelines, each Trustee shall retire at the end of the calendar quarter during which such Trustee reaches his or her seventy-fifth birthday (exceptions to this guideline may only be effected by a two-thirds vote of the full Board) (the “Retirement Policy”). As a result, there are impending vacancies on the New York Board. The Board of the Funds currently consists of between 9 and 12 Trustees, and certain of the Funds have an Advisory Board with two members. You are being asked to re-elect existing Board Members for any of the Funds with 12 Trustees. With respect for the Funds that currently have fewer Trustees, or that have an Advisory Board, the proposal is to elect a full slate of Board Members and, if applicable, to elect any members of the Advisory Board as Trustees, so that all Funds subject to this proxy would have identical Board composition.

Why is the Board recommending changes to, or the removal of, certain investment policies/investment objectives for the Funds, and why must the changes be submitted to shareholders?

In some cases the changes to, or the removal of, a policy is to modernize the Funds’ policies to reflect current regulatory requirements. Changes are also recommended in an effort to provide the Funds additional flexibility to pursue their investment strategies and objectives, to respond to an ever-changing investment environment, and to achieve consistency among the Funds and other funds in the Oppenheimer family of funds. The proxy statement explains each of the proposed changes to, or elimination of, a policy. Shareholders are only being asked to approve the changes in investment policies that are “fundamental” and that apply to their respective Fund(s). A “fundamental” investment policy can be changed only with the approval of shareholders.

Will the proposed changes in the fundamental investment policies/investment objective change the operations of my Fund?

Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, each Fund’s investment adviser, OFI Global Asset Management, Inc. (the “Manager”) and each Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser,” and together with the Manager, “OFI”) has represented to the Board that it does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund. In addition, OFI does not anticipate that the proposed changes will materially affect the manner in which the Funds are currently managed. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Why is the Board recommending the reorganization of a Fund as a Delaware statutory trust?

After reviewing the advantages and disadvantages of Massachusetts, Maryland and Delaware, OFI has determined, in consultation with Delaware counsel, that organization as Delaware statutory trusts (the “Reorganization”) offers the Funds greater advantages. OFI also believes that a Fund operating as a Delaware statutory trust, rather than a Maryland corporation or Massachusetts business trust, is better able to simplify its operations and has more flexibility to adjust to changes in competitive markets or heightened regulatory conditions. A specific discussion of the Board’s considerations of the advantages of reorganizing as a Delaware statutory trust is outlined in Proposal 3 in the Proxy Statement. Oppenheimer Master International Value Fund, LLC is organized as a Delaware limited liability company and is not included in this proposal.

If approved by shareholders, it is not anticipated that the Reorganization would affect your investment in your Fund or how your Fund is managed on a day-to-day basis. The Reorganization will not affect the composition of the Board (except as set forth in Proposal 1), officers, or any of its service providers, including investment manager(s), or their fees. The Reorganization will not alter the Board’s existing duties to act with due care and in the shareholders’ interests. In addition, your Fund’s fees and expenses will not change as a result of the Reorganization (except for certain costs in connection with the preparation of this Proxy Statement, as noted below). Furthermore, the share classes, investment objectives and policies (except as set forth in Proposal 2), investment strategies and risks will remain the same after the Reorganization.

Following the Reorganization, shareholders of each Maryland Fund and Massachusetts Fund will become shareholders of that Fund’s corresponding Delaware Fund. On the effective date of the Reorganization, the Delaware Fund will hold the same portfolio of securities previously held by the corresponding Fund. The Delaware Fund will be operated under nearly identical (except for the date, signatories, form of organization, and in certain cases, the Fund’s name) investment advisory, general distribution, and distribution and/or service plan arrangements as those of the corresponding Fund, which as further described in the proxy statement will be entered into as a result of approval of this Proposal by the initial sole shareholder of the Delaware Fund. As the successor to the Fund’s operations, the Delaware Fund will adopt the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the Investment Company Act of 1940 and the rules thereunder.

The Reorganization is intended to be a tax-free “reorganization” under §368(a)(1)(F) of the Internal Revenue Code of 1986 (the “Code”). Upon the completion of the Reorganization, each Maryland and Massachusetts Fund will be dissolved in accordance with applicable state law. See Proposal 3 later in this Proxy Statement for further information.

Will my vote make a difference?

Your vote is very important and can make a difference in the governance and management of the Funds. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Who is paying for preparation, printing and mailing of the Proxy Statement?

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by both OFI and the Funds, with 35% and 65% borne by each, respectively. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the Proxy Statement, also will be borne by OFI and the Funds as stated above.

When will the Shareholder Meetings be held?

The first Meeting will be held at 1:00 p.m. Mountain Time on June 21, 2013, unless it is adjourned, and the second Meeting will be held at 2:00 p.m. Mountain Time on June 21, 2013, unless it is adjourned.

Will the Funds’ Board Members (or the Nominees) attend the Shareholder Meetings?

No. Neither the Funds’ Board Members nor the Nominees are required to attend the Meeting nor do they plan to attend the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-331-5963.

Funds holding a Meeting(s):

Oppenheimer AMT-Free Municipals

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal TRUST, on behalf of Oppenheimer Pennsylvania Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals

OPPENHEIMER MUNICIPAL FUND, on behalf of Oppenheimer Rochester Limited Term Municipal Fund

Oppenheimer Portfolio Series, on behalf of Oppenheimer Conservative Investor Fund, Oppenheimer Moderate Investor Fund, Oppenheimer Equity Investor Fund and Oppenheimer Active Allocation Fund

OPPENHEIMER QUEST FOR VALUE FUNDS, on behalf of Oppenheimer Global Allocation Fund, Oppenheimer Flexible Strategies Fund, and Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester AMT-Free New York Municipal fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

oppenheimer Rochester Fund Municipals

Oppenheimer Select Value Fund

Oppenheimer Series Fund, Inc., on behalf of Oppenheimer Value Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer U.S. Government Trust

Rochester Portfolio series, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD JUNE 21, 2013

The Oppenheimer funds listed below (each a “Fund” and collectively the “Funds”) will host a joint special meeting of shareholders at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112 on June 21, 2013 at 1:00 p.m., Mountain Time, as may be adjourned from time-to-time (the “Meeting”). The purpose of the Meeting is to seek shareholder approval of a proposal recently approved by your Fund’s Board of Directors or Board of Trustees (each, a “Board” and collectively, the “Boards”). At the Meeting, shareholders of the Funds will be asked to vote on the following proposals as indicated below:

1. To elect Board Member Nominees

•	All Funds will vote on this proposal

2. To approve changes in, or the removal of, certain fundamental investment policies of the Funds (includes the following sub-Proposals)

(a) Revise the fundamental policy relating to borrowing
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(b-1) Revise the fundamental policy relating to concentration of investments
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(b-2) Remove the additional fundamental policy relating to concentration of investments
•	The following Fund will vote on this proposal:
•	Gold & Special Minerals Fund
(c-1) Remove the fundamental policy relating to diversification of investments
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Growth Fund	Oppenheimer Select Value Fund
Oppenheimer International Small Company Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer International Value Fund	Oppenheimer U.S. Government Trust

(c-2) Remove the additional fundamental policy relating to diversification of investments
•	The following Fund will vote on this proposal:
•	Oppenheimer Institutional Money Market Fund
(d) Revise the fundamental policy relating to lending
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(e) Revise the fundamental policy relating to real estate and commodities
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(f) Revise the fundamental policy relating to senior securities
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(g) Revise the fundamental policy relating to underwriting
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

(j) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Gold & Special Minerals Fund
(k) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Gold & Special Minerals Fun
(l) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Gold & Special Minerals Fund
(n) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Global Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Global Fund
(o) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Global Opportunities Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Global Opportunities Fund
(q) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Flexible Strategies Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Flexible Strategies Fund
(r) Convert the Fund’s investment objective from fundamental to non-fundamental
•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer International Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund	Oppenheimer Global Allocation Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Flexible Strategies Fund
Oppenheimer Global Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Real Estate Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Select Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer International Growth Fund	Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund

(s) Approve a change in the Fund’s investment objective
•	The following Funds will vote on this proposal:
Oppenheimer Developing Markets Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Global Opportunities Fund	Oppenheimer Global Allocation Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer International Growth Fund	Oppenheimer Real Estate Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer U.S. Government Trust

3.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

•	The following Funds will vote on this proposal:
Oppenheimer Capital Appreciation Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund	Oppenheimer Conservative Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Moderate Investor Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Equity Investor Fund
Oppenheimer Global Fund	Oppenheimer Active Allocation Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Global Allocation Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Flexible Strategies Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Real Estate Fund
Oppenheimer International Growth Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Small Company Fund	Oppenheimer Select Value Fund
Oppenheimer International Value Fund	Oppenheimer Value Fund
Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer U.S. Government Trust

Shareholders of record who owned shares of a Fund at the close of business on March 28, 2013 (the “Record Date”) are entitled to vote at their applicable Meeting(s) or any adjournment or postponement thereof. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

The Board of your Fund recommends that you vote “FOR” each of the proposals that apply to your Fund.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: April 12, 2013

By Order of the Board of Trustees/Directors

Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

Funds holding this Meeting:

Oppenheimer AMT-Free Municipals	Oppenheimer Portfolio Series, on behalf of Oppenheimer Conservative Investor Fund, Oppenheimer Moderate Investor Fund, Oppenheimer Equity Investor Fund and Oppenheimer Active Allocation Fund
Oppenheimer California Municipal Fund	Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Global Allocation Fund, Oppenheimer Flexible Strategies Fund, and Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Real Estate Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer International Value Fund	Oppenheimer Rochester Fund Municipals
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Series Fund, Inc., on behalf of Oppenheimer Value Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Multi-State Municipal Trust, on behalf of Oppenheimer Pennsylvania Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals	Oppenheimer U.S. Government Trust
Oppenheimer Municipal Fund, on behalf of Oppenheimer Rochester Limited Term Municipal Fund	Rochester Portfolio series, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund

NOTICE OF SECOND JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 21, 2013

The Oppenheimer funds listed below (each a “Fund” and collectively the “Funds”) will host a second joint special meeting of shareholders at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112 on June 21, 2013 at 2:00 p.m., Mountain Time, as may be adjourned from time-to-time (the “Meeting”). The purpose of the Meeting is to seek shareholder approval of a number of proposals recently approved by your Fund’s Board of Directors or Board of Trustees (each, a “Board” and collectively, the “Boards”). At the Meeting, shareholders will be asked to vote on the following proposals as indicated below (each, a “Proposal” and collectively, the “Proposals”):

2.	To approve changes in, or the removal of, certain fundamental investment policies of the Funds (includes the following sub-Proposals)
(a) Revise the fundamental policy relating to borrowing
•	All Funds at this Meeting will vote on this proposal
(b-1) Revise the fundamental policy relating to concentration of investments
•	All Funds at this Meeting will vote on this proposal
(c-1) Remove the fundamental policy relating to diversification of investments
•	The following Funds will vote on this proposal:
Oppenheimer AMT-Free Municipals	Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Fund Municipals
Oppenheimer International Diversified	Oppenheimer Rochester Limited Term New York Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund	Oppenheimer Rochester National Municipals

(d) Revise the fundamental policy relating to lending
•	All Funds at this Meeting will vote on this proposal
(e) Revise the fundamental policy relating to real estate and commodities
•	All Funds at this Meeting will vote on this proposal
(f) Revise the fundamental policy relating to senior securities
•	All Funds at this Meeting will vote on this proposal
(g) Revise the fundamental policy relating to underwriting
•	All Funds at this Meeting will vote on this proposal
(h) Revise the fundamental policy relating to tax-free securities
•	The following Funds will vote on this proposal:
Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester National Municipals	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund	Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Term Municipal Fund	Oppenheimer Rochester Limited Term New York Municipal Fund

(i)	Remove miscellaneous fundamental policy relating to investment strategy restrictions – Rochester AMT-Free New York Municipal Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer Rochester AMT-Free New York Municipal Fund
(m) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Rochester Fund Municipals
•	The following Fund will vote on this proposal:
•	Rochester Fund Municipals
(p) Remove miscellaneous fundamental policy relating to investment strategy restrictions – New Jersey Municipal Fund
•	The following Fund will vote on this proposal:
•	Oppenheimer New Jersey Municipal Fund
(r) Convert the Fund’s investment objective from fundamental to non-fundamental
•	The following Funds will vote on this proposal:
Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester National Municipals	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund	Oppenheimer Rochester Fund Municipals

(s) Approve a change in the Fund’s investment objective
•	The following Funds will vote on this proposal:
Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester National Municipals	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund	Oppenheimer Rochester Fund Municipals

3. To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

•	All Funds at this Meeting will vote on this proposal

Shareholders of record who owned shares of a Fund at the close of business on March 28, 2013 (the “Record Date”) are entitled to vote at their applicable Meeting(s) or any adjournment or postponement thereof. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

The Board of your Fund recommends that you vote “FOR” each of the proposals that apply to your Fund.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: April 12, 2013

By Order of the Board of Trustees/Directors

Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

Funds holding this Meeting:

Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Multi-State Municipal Trust, on behalf of Oppenheimer Pennsylvania Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Municipal Fund, on behalf of Oppenheimer Rochester Limited Term Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Fund Municipals	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund	Rochester Portfolio Series, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund

Table of Contents

Notices of Joint Special Meetings of Shareholders	vii

Joint Proxy Statement	1

Summary of Proposals and Funds Voting	3

Proposal 1-To Elect Board Member Nominees	7

Proposal 2- To approve changes in, or the removal of, certain fundamental
investment policies/investment objectives	19

Proposal 3- To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory
trust	46

Appendix A-Equity Securities Owned by Nominees and Board Members	A-1

Appendix B-Compensation of Board Members	B-1

Appendix C-Meetings of the Board	C-1

Appendix D-Committees of the Board	D-1

Appendix E-Officers of the Funds	E-1

Appendix F-Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to
Independent Registered Public Accountant	F-1

Appendix G-Current and Proposed Fundamental Policies of Certain Funds…	G-1

Appendix H- Form of Declaration of Trust	H-1

Appendix I- Form of Agreement & Plan of Reorganization	I-1

Appendix J- Summary Comparison of Governing Documents and State Law…	J-1

Appendix K- Fund Abbreviations; Shares Outstanding…	K-1

Appendix L- Quorum and Voting Requirements……	L-1

Appendix M- Fiscal Year Ends, Number of Board Meetings and Committee
Meetings	M-1

Appendix N-5% Share Ownership	N-1

Oppenheimer AMT-Free Municipals

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal TRUST, on behalf of Oppenheimer Pennsylvania Municipal Fund, Oppenheimer New Jersey Municipal Fund and Oppenheimer Rochester National Municipals

OPPENHEIMER MUNICIPAL FUND, on behalf of Oppenheimer Rochester Limited Term Municipal Fund

Oppenheimer Portfolio Series, on behalf of Oppenheimer Conservative Investor Fund, Oppenheimer Moderate Investor Fund, Oppenheimer Equity Investor Fund and Oppenheimer Active Allocation Fund

OPPENHEIMER QUEST FOR VALUE FUNDS, on behalf of Oppenheimer Global Allocation Fund, Oppenheimer Flexible Strategies Fund, and Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester AMT-Free New York Municipal fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

oppenheimer Rochester Fund Municipals

Oppenheimer Select Value Fund

Oppenheimer Series Fund, Inc., on behalf of Oppenheimer Value Fund

Oppenheimer Small- & Mid-Cap Growth Fund

Oppenheimer U.S. Government Trust

Rochester Portfolio series, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

JUNE 21, 2013

This is a Proxy Statement for the above listed Oppenheimer funds (each a “Fund” and collectively the “Funds”). The Board of Trustees or Board of Directors of each of the Funds (each, a “Board”) is soliciting proxies for a special meeting of shareholders of each Fund and a second special meeting of shareholders for certain Funds (each a “Meeting” and together the “Meetings”) to approve proposals that have already been approved by each Board. (For purposes of this Proxy Statement, a member of the Board is referred to as a “Board Member.”)

The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund. The Funds will hold the first Meeting on June 21, 2013 at 1:00 p.m., Mountain Time, and certain Funds will hold a second Meeting on June 21, 2013 at 2:00 p.m., Mountain Time, each as may be adjourned from time to time. Each Meeting will be held at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

Shareholders of record who owned shares of a Fund at the close of business on March 28, 2013 (the “Record Date”) are entitled to vote at their applicable Meeting(s) or any adjournment or postponement thereof. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive. Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they owned on the Record Date.

You should read the entire Proxy Statement before voting. If you have any questions, please call 1-800-331-5963. The Funds expect to mail the Notice of Special Meetings, this Proxy Statement and proxy ballot to shareholders on or about April 12, 2013.

Each Fund is organized as either a Massachusetts business trust (each, a “Massachusetts Trust”), or a series of a Massachusetts Trust, a Maryland corporation (each, a “Maryland Corporation”), or a series of a Maryland Corporation, or a Delaware limited liability company (“Delaware LLC”). Each Fund is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”).

The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains information about the Funds (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, Washington, D.C. 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, Washington, D.C. 20549, at prescribed rates.

The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost. To request a report please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217-5270.

PROPOSAL 1: To elect Board Member Nominees.

PROPOSAL 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

The following key provides a brief description of each sub-proposal in Proposal 2.

2a: Revise the fundamental policy relating to borrowing	2k: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund
2b: Concentration of Investments 2b-1: Revise the fundamental policy relating to concentration of investments 2b-2: Remove the additional fundamental policy relating to concentration of investments	2l: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund

2c: Diversification of Investments

2c-1: Remove the fundamental policy relating to diversification of investments

2c-2: Remove the additional fundamental policy relating to diversification of investments

2m: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Rochester Fund Municipals
2d: Revise the fundamental policy relating to lending	2n: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Global Fund
2e: Revise the fundamental policy relating to real estate and commodities	2o: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Global Opportunities Fund
2f: Revise the fundamental policy relating to senior securities	2p: Remove miscellaneous fundamental policy relating to investment strategy restrictions – New Jersey Municipal Fund
2g: Revise the fundamental policy relating to underwriting	2q: Remove miscellaneous fundamental policy relating to investment strategy restrictions – Flexible Strategies Fund
2h: Revise the fundamental policy relating to tax-free securities	2r: Convert the Fund’s investment objective from fundamental to non-fundamental
2i: Remove miscellaneous fundamental policy relating to investment strategy restriction – Rochester AMT-Free New York Municipal Fund	2s: Approve a change in the Fund’s investment objective
2j: Remove miscellaneous fundamental policy relating to investment strategy restriction – Gold & Special Minerals Fund

PROPOSAL 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

The following table outlines which proposals shareholders of each Fund are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Name of Oppenheimer Fund*	1	2a	2b-		2c-		2d	2e	2f	2g	2h	2i	2j	2k	2l	2m	2n	2o	2p	2q	2r	2s	3
			1	2	1	2
AMT-Free Municipals	x	x	x		x		x	x	x	x	x										x	x	x
Rochester AMT-Free New York Municipal Fund	x	x	x		x		x	x	x	x	x	x									x	x	x
California Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Capital Appreciation Fund	x	x	x		x		x	x	x	x											x		x
Developing Markets Fund	x	x	x		x		x	x	x	x											x	x	x
Discovery Fund	x	x	x		x		x	x	x	x											x		x
Equity Income Fund	x	x	x		x		x	x	x	x											x		x
Flexible Strategies Fund	x	x	x		x		x	x	x	x										x	x	x	x
Global Allocation Fund	x	x	x		x		x	x	x	x											x	x	x
Global Fund	x	x	x		x		x	x	x	x							x				x		x
Global Multi Strategies Fund	x	x	x		x		x	x	x	x											x		x
Global Opportunities Fund	x	x	x		x		x	x	x	x								x			x	x	x
Global Value Fund	x	x	x		x		x	x	x	x													x
Gold & Special Minerals Fund	x	x	x	x	x		x	x	x	x			x	x	x						x		x
Institutional Money Market Fund	x	x	x		x	x	x	x	x	x											x	x	x
International Diversified Fund	x	x	x		x		x	x	x	x													x
International Growth Fund	x	x	x		x		x	x	x	x											x	x	x
International Small Company Fund	x	x	x		x		x	x	x	x											x	x	x
International Value Fund	x	x	x		x		x	x	x	x											x	x	x
Limited Term California Municipal Fund	x	x	x				x	x	x	x	x												x
Rochester Limited Term Municipal Fund	x	x	x		x		x	x	x	x	x										x	x	x
Master International Value Fund	x	x	x		x		x	x	x	x
Money Market Fund	x	x	x		x		x	x	x	x											x	x	x
New Jersey Municipal Fund	x	x	x				x	x	x	x	x								x		x	x	x
Pennsylvania Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Active Allocation Fund	x	x	x		x		x	x	x	x													x
Conservative Investor Fund	x	x	x		x		x	x	x	x													x
Equity Investor Fund	x	x	x		x		x	x	x	x													x
Moderate Investor Fund	x	x	x		x		x	x	x	x													x
Real Estate Fund	x	x	x				x	x	x	x											x	x	x
Rising Dividends Fund	x	x	x		x		x	x	x	x											x		x
Rochester National Municipals	x	x	x		x		x	x	x	x	x										x	x	x
Rochester Arizona Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Intermediate Term Municipal Fund	x	x	x				x	x	x	x	x												x
Rochester Maryland Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Massachusetts Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Michigan Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Minnesota Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester North Carolina Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Ohio Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Rochester Short Term Municipal Fund	x	x	x				x	x	x	x	x												x
Rochester Virginia Municipal Fund	x	x	x				x	x	x	x	x										x	x	x
Select Value Fund	x	x	x		x		x	x	x	x											x	x	x
Value Fund	x	x	x		x		x	x	x	x													x
Small- & Mid- Cap Growth Fund	x	x	x		x		x	x	x	x											x		x
Small- & Mid- Cap Value Fund	x	x	x		x		x	x	x	x											x		x
U.S. Government Trust	x	x	x		x		x	x	x	x											x	x	x
Rochester Fund Municipals	x	x	x		x		x	x	x	x	x					x					x	x	x
Rochester Limited Term New York Municipal Fund	x	x	x		x		x	x	x	x	x												x

* See Appendix K for the abbreviated name of a Fund that may be used in this Proxy Statement.

PROPOSAL 1

ELECTION OF BOARD MEMBER NOMINEES

The purpose of this Proposal 1 is to elect Board Member nominees (each, a “Nominee”) of each Fund. Under the Oppenheimer New York Board Funds Governance Guidelines, each Trustee shall retire at the end of the calendar quarter during which such Trustee reaches his or her seventy-fifth birthday (exceptions to this guideline may only be effected by a two-thirds vote of the full Board) (the “Retirement Policy”). As a result, there are impending vacancies on the New York Board.

The Boards of the Funds currently consist of 9, 10, 11 or 12 Trustees, and certain of the Funds have an Advisory Board with two members. You are being asked to re-elect existing Board Members for any of the Funds with 12 Trustees. With respect for the Funds that currently have fewer Trustees, or that have Advisory Board member(s), the proposal is to elect a full slate of Board Members so that all Funds subject to this proxy would have identical Board composition.

Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with each Fund’s investment adviser, OFI Global Asset Management, Inc. (the “Manager”) and each Fund’s sub-adviser, OppenheimerFunds, Inc. (the “Sub-Adviser,” and together with the Manager, “OFI”).

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Board Members. As a result, if elected, the Nominees will serve indefinite terms until their respective successors are duly elected and qualified. If elected, Joanne Pace and Edmund Giambastiani, Jr. will begin their terms as Board Members for those Funds on which they are currently Advisory Board members as soon as practicable after their election, which is expected to be on or about June 21, 2013. If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position. Each of the Nominees has consented to be named as such in this Proxy Statement and to serve as a Board Member if elected.

Except for Ms. Pace, Admiral Giambastiani and Mr. Glavin, each of the Nominees currently serves as a Board Member for all Funds included in this Proxy Statement. Ms. Pace and Admiral Giambastiani serve as a Board Member for twelve Funds included in this Proxy Statement and as an Advisory Board member for the remaining Funds included in this Proxy Statement. Of the Funds included in this Proxy Statement, Ms. Pace and Admiral Giambastiani serve as Board Members for: Equity Income Fund, International Value Fund, Rochester Limited Term Municipal Fund, Rochester Limited Term New York Municipal Fund, Master International Value Fund, Global Allocation Fund, Flexible Strategies Fund, Small- & Mid-Cap Value Fund, Rising Dividends Fund, Rochester Fund Municipals, Rochester Intermediate Term Municipal Fund and Rochester Short Term Municipal Fund. Mr. Glavin currently serves as a Board Member for 23 Funds included in this Proxy Statement.

Except for Mr. Glavin, each Nominee is not an “interested person” of the Funds (as that term is defined in the Investment Company Act) (for purposes of this proxy, such a person is “Independent”). Mr. Glavin is an “interested person” of the Funds, because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company.

The Board has determined that the number of Nominees nominated for election and continuing as Board Members is appropriate to oversee the Funds. Proxies cannot be voted for a greater number of persons than the number of Nominees.

Independent Nominees

The Board’s Governance Committee also serves as nominating committee for each Fund. Each member of the Governance Committee is an Independent Board Member. After due consideration, the members of the Governance Committee selected and nominated the Nominees and recommended to shareholders the election of the Nominees. In making the recommendation, the Board and Governance Committee took into consideration a number of factors, including the knowledge, background, and experience of the Nominees in overseeing the Fund.

If shareholders approve the election of the Nominees as Board Members, the Funds will continue to be overseen by the same individuals who currently constitute the Board and the Advisory Board. As noted above, certain Funds also currently have fewer Board Members on their Board, and shareholders of those Funds will be asked to elect a full slate of Nominees so that all Funds would have identical Board Member composition. The Board is responsible for protecting the interests of shareholders. The Board Members meet periodically throughout the year to oversee each Fund’s activities, review its performance and review the actions of the Manager and the Sub-Adviser, which are responsible for the Fund’s day-to-day operations. The number of times that the Board met in person during each Fund’s most recent fiscal year is set forth in Appendix M. During each Fund’s most recent fiscal year, each Nominee who served as a Board Member was present for at least 75% of the aggregate number of meetings of the Board and committees on which he served.

Each Nominee, their position with the Funds (if any), length of service in such position(s) and principal occupations and business affiliations during at least the past five years, are listed in the charts below. The address of each Independent Nominee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Board Member serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a Board Member of the Funds.

Each Independent Board Member has served on the Board of one or more of the Funds for the number of years listed in Board Member biographical chart, during the course of which he or she has become familiar with the Funds' (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Nominee’s outside professional experience is outlined in the table of Biographical Information included herein.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by Board Member; Number of Portfolios in Fund Complex Currently and/or to be Overseen by Board Member
Brian F. Wruble, Board Chairman since 2007 Director/Trustee Board Member since 2001* Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser's parent company) (since September 2004); Member of Zurich Insurance Group's Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
David K. Downes, Director/Trustee Board Member since 2005* Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Matthew P. Fink, Director/Trustee Board Member since 2005* Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Admiral Edmund Giambastiani, Jr., Trustee/Nominee*** Age: 64	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Phillip A. Griffiths, Director/Trustee Board Member since 1999* Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Mary F. Miller, Director/Trustee Board Member since 2004* Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Joel W. Motley, Director/Trustee Board Member since 2002* Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Joanne Pace, Trustee/Nominee** Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children's Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Mary Ann Tynan, Director/Trustee Board Member since 2007* Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Joseph M. Wikler, Director/Trustee Board Member since 2002* Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 51 Funds in the Oppenheimer Funds complex if elected.
Peter I. Wold, Director/Trustee Board Member since 2002* Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. ill oversee 51 Funds in the Oppenheimer Funds complex if elected.

*This date reflects the earliest date each Board Member began serving as a member of the Board of an Oppenheimer fund overseen by the Board.

** As of November 1, 2012, Ms. Pace serves as a Trustee to the following Funds: Equity Income Fund, International Value Fund, Rochester Limited Term Municipal Fund, Rochester Limited Term New York Municipal Fund, Master International Value Fund, Global Allocation Fund, Flexible Strategies Fund, Small- & Mid-Cap Value Fund, Rising Dividends Fund and Rochester Fund Municipals. As of March 5, 2013, Ms. Pace serves as a Trustee to Rochester Intermediate Term Municipal Fund and Rochester Short Term Municipal Fund. As of the November 1, 2012, Ms. Pace serves as an Advisory Board Member to the remaining New York Board Funds included in this Proxy Statement.

***As of February 1, 2013, Admiral Giambastiani serves as a Trustee to the following Funds: Equity Income Fund, International Value Fund, Rochester Limited Term Municipal Fund, Rochester Limited Term New York Municipal Fund, Master International Value Fund, Global Allocation Fund, Flexible Strategies Fund, Small- & Mid-Cap Value Fund, Rising Dividends Fund, Rochester Intermediate Term Municipal Fund, Rochester Short Term Municipal Fund and Rochester Fund Municipals. As of the same date, Admiral Giambastiani serves as an Advisory Board Member to the remaining New York Board Funds included in this Proxy Statement.

Interested Nominee

Mr. Glavin is an "Interested Board Member" because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company.

Both as a Board Member and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by Board Member; Number of Portfolios in Fund Complex Currently and/or to be Overseen by Board Member
William F. Glavin Jr., Director/Trustee, President and Principal Executive Officer Board Member since 2009* Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Will oversee 86 Funds in the Oppenheimer Funds complex if elected.

*This date reflects the earliest date each Board Member began serving as a member of the Board of an Oppenheimer fund overseen by the Board.

General Information Regarding the Board

Equity Securities Owned by the Nominees and Board Members: Information relating to the amount of equity securities owned by the Nominees and Board Members in the Funds that they are nominated for or to continue to oversee in the Fund complex, as of March 15, 2013 is set forth in Appendix A.

Compensation: Information relating to compensation paid to the Independent Board Members for each Fund’s most recent fiscal year (set forth in Appendix M) is set forth in Appendix B.

Board Meetings: Information relating to the meetings of the Board is set forth in Appendix C. The number of times that the Board Members met during each Fund’s most recent fiscal year is set forth in Appendix M.

Committees of the Board: Information relating to the various committees of the Board is set forth in Appendix D.

Officers of the Funds: Information about the officers of each Fund, including their ages and their principal occupations during the past five years, is set forth in Appendix E.

Investment Manager, Sub-Adviser, Administrator and Distributor

OFI Global Asset Management, Inc., located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Funds’ investment manager. OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281 serves as the Funds’ Sub-Adviser and also acts as the Funds’ administrator. OppenheimerFunds Distributor, Inc., located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Funds’ distributor.

Independent Registered Public Accounting Firm Fees and Services

Each of the Funds selected KPMG LLP as its Independent Registered Public Accounting Firm (“Principal Accountant” or “KPMG”) for each of the Funds’ 2011 and 2012 fiscal years as well as the current fiscal year. Representatives of KPMG are not expected to be present at the Meetings but will be available should any matter arise requiring their presence.

Appendix F sets forth, for each Fund’s two most recent fiscal years, the fees billed by that Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix F is presented under the following captions:

(a) Audit Fees

(b) Audit-Related Fees

(c) Tax Fees

(d) All Other Fees

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE

ELECTION OF EACH NOMINEE AS A BOARD MEMBER OF THE FUNDS.

PROPOSAL 2 –

TO APPROVE CHANGES IN, OR THE ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT POLICIES/INVESTMENT OBJECTIVES OF THE FUNDS

Proposal 2 is a series of proposals to remove fundamental policies of the Funds that are not required to be fundamental under the Investment Company Act, and to standardize, to the extent possible, all remaining fundamental policies of the Funds. In addition, it is proposed that all investment objectives that are fundamental policies be standardized as discussed below, and also converted into “non-fundamental” policies.

We have described each proposal contained within Proposal 2 separately and listed them in order below. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Fund.

Proposal 2 is intended to modernize the Funds’ policies to reflect current regulatory requirements. The proposals are designed to provide the Funds with maximum flexibility to pursue their investment strategies and objectives and respond to an ever-changing investment environment. The Funds have no current intention, however, of significantly changing their existing investment strategies if shareholders approve the proposed changes.

Each sub-proposal in this Proposal 2 will be voted on separately by shareholders of each applicable Fund, and the approval of each sub-proposal will require the approval of a majority of the outstanding voting securities of each Fund as defined in the Investment Company Act. (See "Voting Information" below.) If approved by a Fund's shareholders at the Meetings, the proposed changes to that Fund's fundamental investment policies will be adopted by that Fund but the effective date of the particular sub-proposals will be delayed until that Fund’s prospectus can be updated to reflect the changes. If the shareholders of a Fund fail to approve any sub-proposal in Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect. No proposal to revise or eliminate any fundamental policy or investment objective is contingent upon the approval of any other such proposal.

Fundamental Investment Policies

The Investment Company Act requires the Funds to have certain fundamental policies and restrictions. Fundamental policies and restrictions can be changed only by a shareholder vote. In contrast, non-fundamental policies and restrictions may be changed by the Board Members without shareholder approval, although significant changes will be reflected in amendments to a Fund’s prospectus. The proposed policies satisfy current regulatory requirements and are written to provide the Funds with the flexibility to respond to future legal, regulatory and market changes. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act. These revisions are expected to give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. OFI believes that its ability to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced. In addition, by limiting the number of policies that can be changed only by shareholder vote to those required by law, the Funds may be able to avoid the costs and delay associated with a shareholder meeting when the desire or need arises to change a policy in the future.

Since the organization of many of the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”) and are no longer applicable to mutual funds. As a result, some of the Funds continue to be subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

The proposed policies are written broadly to allow the Funds the full latitude available under the Investment Company Act. Currently, certain Funds have policies which were extremely specific in what types of investment practices a Fund can undertake, which limits their flexibility. The new policies are drafted to permit the Funds to invest to “the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund.” As discussed further below with respect to each specific policy, the Investment Company Act explicitly permits or does otherwise not prohibit certain investment practices. Revising the fundamental policies this way will allow the Funds the maximum possible flexibility in pursuing their investment strategies. Under the flexibility permitted by these policies, a Fund’s registration statement will then specify its strategy to invest (or not) in a particular type of investment. It is possible that as the financial markets continue to evolve over time, the Investment Company Act and the related rules may be amended to address changed situations and new investment opportunities. At times, OFI may also seek exemptive relief to address changing circumstances. The revised fundamental policies also refer to amendments or interpretations of, or relating to, the Investment Company Act, or its rules and any exemptions therefrom that may occur from time to time. These authorities could include courts. In addition, from time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the Investment Company Act and the related rules, including through no-action letters. The revised policies explicitly permit a Fund to rely on these interpretations or amendments as they are given from time to time. This will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

The actual investment strategies of the Funds currently are not expected to materially change as a result of the revised fundamental policies. It is expected that each Fund will continue to be managed in accordance with its current prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Board or OFI. OFI does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time. The Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve the amendment and/or elimination of the Funds’ fundamental policies as outlined herein. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Set forth below is a discussion of the proposed changes to each Fund's fundamental investment policies, including the language of each proposed fundamental investment policy. Each Fund's current fundamental investment policies are listed in Appendix G.

Fundamental Investment Objectives

With respect to the Funds’ investment objectives, the Investment Company Act does not require a fund to have a fundamental investment objective, and many mutual funds commonly have non-fundamental investment objectives. Shareholders of certain Funds with fundamental investment objectives are being asked to change those investment objectives to a standardized, more easily understandable form. OFI does not expect that any change to a Fund’s investment objective will materially impact the manner in which a Fund’s portfolio is currently being managed. Shareholders of Funds with fundamental investment objectives are separately being asked to change those investment objectives to non-fundamental objectives. If a Fund’s investment objective is non-fundamental, the objective may be changed by the Fund’s Board if the Board believes it is in the best interests of shareholders to do so. If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions without the expense and delay of seeking further shareholder approval. However, shareholders would be given prior notice of any changes to a Fund’s investment objective.

The Board has concluded that it would be in the best interests of each respective Fund to adopt, as applicable, the new standardized investment objective and also to change a Fund’s investment objective to a non-fundamental objective. Therefore, the Board has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve, the amendment and/or change to non-fundamental of the Funds’ fundamental investment objectives as outlined herein.

Proposal 2a: Revise the fundamental policy relating to borrowing.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund’s borrowing policy must be a fundamental investment policy.

Currently, under the Investment Company Act, a mutual fund may borrow only from banks and only to the extent the value of the Fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). In addition, a fund also may borrow up to 5% of its total assets for temporary purposes from banks or other lenders. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing. If shareholders approve this sub-proposal, each Fund’s current fundamental policy will be replaced by the proposed fundamental policy and each Fund’s prospectus will be updated to describe the current restrictions regarding borrowing under the Investment Company Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

The Investment Company Act’s restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. Borrowing money to make an investment is an example of how a fund may leverage its assets.

The Funds may have the need to borrow money for a number of reasons. They may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described in the Funds’ statement of additional information.)

There are risks associated with borrowing. Borrowing exposes shareholders and their investments in a fund to a greater risk of loss. For example, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the Fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

Currently, certain Funds, as listed in Appendix G, are subject to slightly different fundamental investment policies concerning borrowing. The proposed policy modernizes and standardizes the restriction on borrowing. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. The revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy. The proposed changes also would allow a Fund to borrow from another Oppenheimer fund when permissible, which could reduce certain borrowing and transaction costs.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2b: Concentration of Investments.

Proposal 2b-1: Revise the fundamental policy relating to concentration of investments.

Funds Affected:

All Funds

Proposal 2b-2: Remove the additional fundamental policy relating to concentration of investments.

Fund Affected:

Gold & Special Minerals Fund

Fund	Proposed Fundamental Policy-Concentration of Investments

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Limited Term California Municipal Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Active Allocation Fund

Conservative Investor Fund

Equity Investor Fund

Moderate Investor Fund

Rising Dividends

Rochester National Municipals

Rochester Arizona Municipal Fund

Rochester Intermediate Term Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

Select Value Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Gold & Special Minerals Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in investments in the metals, mining and minerals industries and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Institutional Money Market Fund Money Market Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Real Estate Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in the real estate industry, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

The Investment Company Act requires all mutual funds to have a fundamental policy regarding the concentration of their investments in a particular industry or group of industries. While the Investment Company Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to be more than 25% invested in securities of issuers in that industry unless adverse economic conditions temporarily reduced the value of its assets so invested. Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry. The freedom of action to concentrate pursuant to management’s investment decision has been considered by the SEC staff to be prohibited by the Investment Company Act unless the statement of investment policy clearly indicates when and under what conditions any changes between concentration and non-concentration would be made. Statements of concentration policy pursuant to which funds reserve the right to concentrate in particular industries “without limitation if deemed advisable and in the best interests of shareholders” are viewed by the SEC staff as failing to comply with Section 8(b)(1) of the Investment Company Act.

Each Fund, as indicated in Appendix G, currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry, except Gold & Special Minerals Fund, Real Estate Fund, Institutional Money Market Fund and Money Market Fund, which may concentrate in certain industries. Many of the existing policies reflect the 25% test noted above that is the SEC’s current interpretation of concentration. It is possible that this interpretation of concentration could change in the future. If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking shareholder approval. In the revised policy, the 25% fundamental limit is removed (although a fund may have a non-fundamental investment strategy not to invest beyond such limits), and the revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time by the SEC, its staff, or other authority with appropriate jurisdiction. Any references to a stated 25% industry limit as part of a Fund’s concentration policy (as opposed to current SEC interpretation) in a Fund’s registration statement will be removed upon shareholder approval of the new concentration policy so that the new policy language is consistent throughout a Fund’s registration statement.

The revised policy also will remove references to any classification of issuers as being in certain industries, or any classification of industry treatment (such as how utilities are treated), and instead will permit OFI to analyze the characteristics of a particular issuer and instrument and assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by OFI does not assign a classification. The SEC has taken the position that shareholder approval is not necessary every time an investment company changes an industry classification or a commercial classification system is revised, so long as there is no deviation from a previously recited concentration policy in a registration statement. Although the new concentration policy will permit greater accuracy in identifying industries, it will not permit the Funds to “concentrate” in any industry (except for certain Funds discussed below). Any disclosure in a Fund’s registration statement as to the identification of industries or the classification of industry treatment will be removed upon shareholder approval of the new concentration policy (except for certain Funds discussed below).

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. In addition, the policy will be interpreted to permit investment in securities issued by investment companies. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This treatment with respect to U.S. government securities and investment companies exists as part of the language of the concentration policy of certain Funds, but will be removed in order to refer instead to the interpretation of the SEC, SEC staff or other authority with appropriate jurisdiction. Under the new policy, as currently interpreted by the SEC, securities of one foreign government will each continue to be considered a member of a single industry for purposes of the concentration policy.

The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. The money market Funds listed below currently may invest without limit in bank obligations, and for these Funds, this ability will remain explicit in their revised policy.

Gold & Special Minerals has two fundamental policies regarding concentration. Since there are two existing fundamental policies involved, a change to each requires a separate vote of shareholders with respect to the two policies. Formally, shareholders would be asked to change the first policy to the new fundamental policy, and to remove the second policy. The second policy requires the Fund to invest at least 25% of its investments in the mining and metal industries. This second fundamental policy is unnecessary given the first policy that is proposed to be revised. However, as noted above, the SEC’s current interpretation of concentration is that a Fund electing to concentrate should, as a normal matter, be expected to invest 25% or more of its assets in that industry. In addition, the Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in companies that are involved in mining, processing or dealing in gold or other metals or minerals. The revised policy will permit the Fund to invest without limitation in the metal, mining and minerals industries, when no temporary conditions otherwise would apply.

Real Estate Fund invests, under normal market conditions, at least 80% of its net assets, including borrowings for investment purposes, in common stocks and other equity securities of real estate companies. The revised fundamental policy on concentration will permit the Fund to invest without limitation in the real estate industry when no temporary conditions apply.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on concentration are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2c: Diversification of Investments.

Proposal 2c-1: Remove the fundamental policy relating to diversification of investments.

Funds Affected:

AMT-Free Municipals	Global Allocation Fund
Rochester AMT-Free New York Municipal Fund	Gold & Special Minerals Fund
Capital Appreciation Fund	Institutional Money Market Fund
Developing Markets Fund	Money Market Fund
Discovery Fund	Active Allocation Fund
Equity Income Fund	Conservative Investor Fund
Flexible Strategies Fund	Moderate Investor Fund
Global Fund	Equity Investor Fund
Global Multi Strategies Fund	Select Value Fund
Global Opportunities Fund	Small- & Mid-Cap Value Fund
Global Value Fund	U.S. Government Trust
International Diversified Fund	Value Fund
International Growth Fund	Small- & Mid-Cap Growth Fund
International Small Company Fund	Rochester Fund Municipals
International Value Fund	Rochester National Municipals
Rochester Limited Term Municipal Fund	Rising Dividends Fund
Master International Value Fund	Rochester Limited Term New York Municipal Fund

Proposal 2c-2: Remove the additional fundamental policy relating to diversification of investments.

Fund Affected:

Institutional Money Market Fund

The current fundamental policy would be eliminated.

The Investment Company Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the applicable Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. Each Fund that is a diversified fund currently complies with both the Investment Company Act and the Internal Revenue Service (the “IRS”) requirements. While a change in diversification status to non-diversified status requires shareholder approval, the Investment Company Act does not require that a fund have an additional fundamental policy outlining diversification requirements. This proposal seeks to remove that additional fundamental policy, but would not result in a change in the diversification status of any Fund.

A “diversified company” under the Investment Company Act means a fund where at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy regarding diversification of investments will be eliminated. The existing policies on diversification of many Funds generally recite the Investment Company Act requirements as in effect today. If the requirements for diversification were to change, these Funds might not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds’ assets may be invested in a single issuer unless and until the Investment Company Act requirements on diversification change.

For many of the Funds with diversification policies, the current fundamental diversification policy is more restrictive than the Investment Company Act requirements for a diversified fund because in its policy “other instruments” and not just securities are included in the 5% total asset test for issuers. The elimination of the fundamental diversification policy with respect to these Funds could potentially subject an investment in such Fund to greater risk, because that Fund would be able to invest a greater percentage of its respective assets in the instruments, or debt, respectively, of a single issuer. Nonetheless, approval of this sub-proposal is not expected to materially affect management of any of the Funds. Accordingly, eliminating a Fund’s diversification policy would increase the Fund’s investment opportunities without materially increasing the risk of an investment in a Fund.

As noted above, the elimination of this fundamental policy would not affect any Fund’s status as a “diversified” fund. A Fund’s status as a “diversified” fund would still only be changeable by the vote of a majority of the outstanding voting securities as defined in the Investment Company Act.

Institutional Money Market Fund has two fundamental policies regarding diversification. Since there are two existing fundamental policies involved, elimination of each requires a separate vote of shareholders with respect to the two policies.

The Board recommends that you vote “FOR” this proposal.

Proposal 2d: Revise the fundamental policy relating to lending.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about lending money and other assets. The Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Funds’ current fundamental policies on lending are substantially similar to the proposed policy. The current policies permit the Funds to lend their portfolio securities to the fullest extent permitted by the Investment Company Act. The proposed policy revises the language slightly for consistency within the policy and to reflect the possibility of the Securities and Exchange Commission staff or other appropriate authority amending or interpreting the law. The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time.

The revised policy will be interpreted so that it does not prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If shareholders approve the proposed change in each Fund’s policy, OFI does not anticipate that it will materially affect the management of the Funds. In general, the Funds lend their assets primarily in three different ways. They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in “interfund” lending of cash when it is permissible and desirable to do so. Some Funds are currently lending their portfolio securities as part of a securities lending program. Funds can generate income from lending portfolio securities, although there are risks involved. The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. However, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the Investment Company Act where desirable and appropriate in accordance with their investment objectives.

In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2e: Revise the fundamental policy relating to real estate and commodities.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities. Amendment of these fundamental policies is unlikely to affect management of any Fund, and the Board Members believe that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as commodity-linked notes, structured investments and notes, currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. In addition, the Investment Company Act does not prohibit a fund from owning real estate; however, real estate is generally considered illiquid. Owners of real estate may be subject to various liabilities, including environmental liabilities.

The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. However, a Fund’s investment program may not contemplate investing in physical or financial commodities and commodity-related instruments. To the extent consistent with a Fund’s investment strategy and risk disclosure, the revised policy will not affect the Funds’ ability to invest in physical or financial commodities and commodity-related instruments, including entering into futures contracts, among which may include futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complementary to a Fund’s other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. A Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the Investment Company Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

In addition, as a general rule, the Funds currently do not intend to purchase or sell real estate. Real Estate Fund invests in equity securities of real estate companies. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate. The revised policy will permit the Funds to purchase or sell real estate to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. However, a Fund’s investment program may not contemplate these investments. To the extent consistent with a Fund’s investment strategy and risk disclosure, the revised policy will not affect the Funds’ ability to purchase, sell or hold real estate.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on real estate and commodities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2f: Revise the fundamental policy relating to senior securities.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The Investment Company Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Currently, most of the Funds are not permitted to issue senior securities except as permitted by the Investment Company Act or except to the extent that borrowings or certain delineated investment practices (such as purchasing securities on a delayed delivery basis or investing in derivatives) may be deemed to be the issuance of senior securities. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and will not refer to particular investment practices.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2g: Revise the fundamental policy relating to underwriting.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Currently, the Funds are not permitted to underwrite the securities of others. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

In most cases, each Fund’s current fundamental policy clarifies that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2h: Revise the Fundamental Policy relating to tax-free securities.

Funds Affected:

Rochester Intermediate Term Municipal Fund

Rochester Short Term Municipal Fund

AMT-Free Municipals

Rochester Limited Term Municipal Fund

Rochester Fund Municipals

Rochester National Municipals

Rochester AMT-Free New York Municipal Fund

Rochester Limited Term New York Municipal Fund

Pennsylvania Municipal Fund

New Jersey Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

California Municipal Fund

Limited Term California Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Proposed Fundamental Policy

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax.

The Investment Company Act and rules thereunder require tax-exempt funds to have certain fundamental policies regarding municipal securities. It is proposed to revise certain of these fundamental policies for the Oppenheimer tax-exempt funds. The proposed policies satisfy current regulatory requirements and are written in a standardized, more easily understandable form. The changes in the proposed policies include, where applicable, (i) removing references to a particular state (and removing references to issuers outside of a state, but this would continue to be disclosed as a strategy of certain funds); (ii) removing references to the alternative minimum tax; (iii) revising the language to state “the income from which is exempt” from the applicable tax and (iv) adding that the tax free nature of the securities is based on the opinion of counsel to the issuer. These changes are discussed in more detail below.

The current language of each tax-free fundamental policy among the Funds varies greatly. Most of the Funds have a detailed description of the policy in their prospectus and a general description of the policy in their statement of additional information (“SAI”).  In addition, the prospectuses and SAI of most Funds include additional detail about certain types of securities that specifically reference the fundamental policy or restate the fundamental policy.  By referencing and restating the fundamental policy in this manner, under current federal caselaw, this additional disclosure may be interpreted as part of the fundamental policy itself.  As a result, the current policies listed in Appendix G show the entire context of each Fund’s policy.

The new tax-free fundamental policy does not include references to a particular state or geographic region.  Under the Investment Company Act, a fundamental policy on tax-free securities does not need to specify a particular state or geographic region in the tax-free policy; however, Funds that do invest in a particular geographic region would be required to have an additional strategy to invest 80% of its assets (plus borrowings for investment purposes) in investments tied economically to the particular geographic region, which could only be changed upon 60 days prior notice to shareholders.  This strategy relating to the Fund’s geographic region would include, as applicable, U.S. territories, commonwealths, and possessions.  As part of your approval of this proposal, each such Fund would formally adopt such a strategy.

The new tax-free fundamental policy does not include references to the alternative minimum tax (“AMT”).  Current descriptive language in a Fund’s registration statement that restates or references the tax-free fundamental policy would be removed, so that under current federal caselaw this AMT strategy language would no longer be read as part of the fundamental policy.  Instead, a Fund’s strategy will simply state whether the Fund selects investments with or without regard to the application of the AMT.  This would mean that if a Fund has a strategy to invest without regard to the application of the AMT, such a strategy would no longer be read as part of the Fund’s tax-free fundamental policy and therefore could be changed without shareholder approval.  There is no current intention to change the manner in which each Fund invests with respect to the AMT.  However, by approving this new tax-free fundamental policy to no longer directly or indirectly reference the AMT, it is possible that in the future, upon Board approval, an AMT-free municipal Fund could be converted into a municipal fund that invests without regard to the AMT, or a municipal fund could be converted into an AMT-free municipal fund.

These proposed changes would enable the Funds to better comply with the regulations under the Investment Company Act for tax-exempt funds. Clarifying and modernizing the policies generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act. These changes to each Fund’s policies would not impact the investment strategies of a Fund or the manner in which a Fund’s portfolio is currently being managed.

The Board recommends that you vote “FOR” this proposal.

Proposal 2i, 2j, 2k, 2l, 2m, 2n, 2o, 2p and 2q: Remove miscellaneous fundamental policies relating to investment strategy restrictions.

Funds Affected:

Rochester AMT-Free New York Municipal Fund

Flexible Strategies Fund

Global Opportunities Fund

Global Fund

Gold & Special Minerals Fund

New Jersey Municipal Fund

Rochester Fund Municipals

The Funds listed below are currently subject to certain fundamental investment policies concerning various investment strategies. None of those existing policies is required under the Investment Company Act. It is proposed that these current fundamental investment policies be eliminated.

Although the Funds have no intention of materially deviating from the manner in which they currently invest, the policies below are unnecessary and elimination of these policies will help conform each Fund’s policy to other Oppenheimer funds. With respect to the Global Fund and Global Opportunities Fund, each Fund’s investment in at least three or four countries, respectively, would continue to be an investment strategy described in each Fund’s prospectus. In addition, the elimination of each policy could increase that Fund’s flexibility when choosing investments in the future. A Fund will include appropriate risk disclosure in its prospectus if an investment strategy would materially affect the manner in which the Fund invests. Any significant change to a Fund’s investment strategy would also be subject to Board approval and disclosed to shareholders. Therefore, elimination of these policies is unlikely to affect the current management of the Funds, and is not expected to materially increase the risk of an investment in the Funds.

Current fundamental policies would be eliminated.

Proposal	Fund	Current Fundamental Policy – Miscellaneous
2i	Rochester AMT-Free New York Municipal Fund	The Fund cannot purchase any securities that are subject to restrictions on resale.
2j	Gold & Special Minerals Fund	The Fund cannot invest in Metal Investments if, as a result, more than 10% of the Fund's total assets would be invested in Metal Investments.
2k	Gold & Special Minerals Fund	The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), and (2) an individual stock ("single stock futures"). This limitation is a fundamental policy.
2l	Gold & Special Minerals Fund	The Fund will not invest more than 5% of its total assets in warrants or rights and not more than 2% of its total assets in warrants and rights that are not listed on the New York Stock Exchange or the American Stock Exchange. This limitation does not apply to warrants the Fund acquires as part of securities units or that are attached to other securities the Fund buys. These percentage limitations are fundamental policies.
2m	Rochester Fund Municipals	As a fundamental policy, securities purchased on a "when-issued" or "delayed-delivery" basis cannot exceed 10% of the Fund's net assets.
2n	Global Fund	As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.
2o	Global Opportunities Fund	As a fundamental policy, the Fund normally will invest in at least four countries, including the United States.
2p	New Jersey Municipal Fund	The Fund cannot invest in other investment companies except to the extent permitted by the Act.
2q	Flexible Strategies Fund	The Fund can invest up to 5% of its total assets in warrants but no more than 2% of its total assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. Those percentage limitations are fundamental policies.

The Board recommends that you vote “FOR” these proposals.

Proposal 2r: Convert the Fund’s investment objective from fundamental to non-fundamental.

Funds Affected:

AMT-Free Municipals	New Jersey Municipal Fund
Rochester AMT-Free New York Municipal Fund	Pennsylvania Municipal Fund
California Municipal Fund	Real Estate Fund
Capital Appreciation Fund	Rising Dividends Fund
Developing Markets Fund	Rochester National Municipals
Discovery Fund	Rochester Arizona Municipal Fund
Equity Income Fund	Rochester Maryland Municipal Fund
Flexible Strategies Fund	Rochester Massachusetts Municipal Fund
Global Allocation Fund	Rochester Michigan Municipal Fund
Global Fund	Rochester Minnesota Municipal Fund
Global Multi Strategies Fund	Rochester North Carolina Municipal Fund
Global Opportunities Fund	Rochester Ohio Municipal Fund
Gold & Special Minerals Fund	Rochester Virginia Municipal Fund
Institutional Money Market Fund	Select Value Fund
International Growth Fund	Small- & Mid-Cap Growth Fund
International Small Company Fund	Small- & Mid-Cap Value Fund
International Value Fund	U.S. Government Trust
Money Market Fund	Rochester Fund Municipals
Rochester Limited Term Municipal Fund

If shareholders of a Fund approve this proposal, the Fund’s investment objective will become non-fundamental, meaning that it can be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so. As noted below, it is also proposed that certain of the Funds listed above change their investment objective as detailed in Proposal 2s.

The Investment Company Act does not require that a fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions, such as those described in Proposal 2s below, in a manner that the Fund’s Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. As noted below, however, shareholders would be given prior notice of any change in the Fund’s investment objective.

Should shareholders of the relevant Funds approve this proposal, each Fund would continue to be managed subject to the same investment strategies and policies expressed in each Fund’s current prospectus (except as otherwise revised in connection with Proposal 2), as well as the limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder. It is not expected that converting a Fund’s investment objective from a fundamental policy to a non-fundamental policy of the Fund would materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.

Separately, shareholders of certain Funds as listed in Proposal 2r are being asked to approve a change in their Fund’s investment objective to a standardized, more easily understandable form. The approval of this Proposal 2r with respect to your Fund is not contingent on the approval of Proposal 2s below. Whether or not Proposal 2s below is approved with respect to your Fund, if shareholders of a Fund approve this Proposal 2r the Board will have the ability to change that Fund’s investment objective. If a Fund’s Board thereafter decides to change the Fund’s investment objective, shareholders will be given prior notice of the change. This notice is expected to take the form of a supplement to the Fund’s prospectus or a revised prospectus, which would be sent to Fund shareholders.

The Board recommends that you vote “FOR” this proposal.

Proposal 2s: Approve a change in the Fund’s investment objective.

Funds Affected:

AMT-Free Municipals	New Jersey Municipal Fund
Rochester AMT-Free New York Municipal Fund	Pennsylvania Municipal Fund
California Municipal Fund	Real Estate Fund
Developing Markets Fund	Rochester National Municipals
Flexible Strategies Fund	Rochester Arizona Municipal Fund
Global Allocation Fund	Rochester Maryland Municipal Fund
Global Opportunities Fund	Rochester Massachusetts Municipal Fund
Institutional Money Market Fund	Rochester Michigan Municipal Fund
International Growth Fund	Rochester Minnesota Municipal Fund
International Small Company Fund	Rochester North Carolina Municipal Fund
International Value Fund	Rochester Ohio Municipal Fund
Rochester Limited Term Municipal Fund	Rochester Virginia Municipal Fund
Money Market Fund	Select Value Fund
U.S. Government Trust
Rochester Fund Municipals

Shareholders of each of the Funds listed above are being asked to approve a change to the investment objective of their Fund. The current investment objective of each Fund is listed below, along with the proposed new investment objective.

Fund	Current Investment Objective	New Investment Objective
AMT-Free Municipals	The Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.	The Fund seeks tax-free income.
Rochester AMT-Free New York Municipal Fund	The Fund seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors consistent with preservation of capital.	The Fund seeks tax-free income.
California Municipal Fund	The Fund seeks as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Developing Markets Fund	The Fund aggressively seeks capital appreciation.	The Fund seeks capital appreciation.
Flexible Strategies Fund	The Fund seeks growth of capital.	The Fund seeks total return.
Global Allocation Fund	The Fund seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.	The Fund seeks total return.
Global Opportunities Fund	The Fund seeks capital appreciation consistent with preservation of principal, while providing current income.	The Fund seeks capital appreciation.
Institutional Money Market Fund	The Fund's objective is to seek current income and stability of principal. The Fund is a money market fund.	The Fund seeks income consistent with stability of principal.
International Growth Fund	The Fund seeks long-term capital appreciation.	The Fund seeks capital appreciation.
International Small Company Fund	The Fund seeks long-term capital appreciation.	The Fund seeks capital appreciation.
International Value Fund	The Fund seeks long-term capital appreciation.	The Fund seeks capital appreciation.
Rochester Limited Term Municipal Fund	The Fund seeks a high level of current income exempt from federal income tax.	The Fund seeks tax-free income.
Money Market Fund	The Fund seeks the maximum current income that is consistent with stability of principal. The Fund is a money market fund.	The Fund seeks income consistent with stability of principal.
New Jersey Municipal Fund	The Fund seeks as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Pennsylvania Municipal Fund	The Fund seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities consistent with preservation of capital.	The Fund seeks tax-free income.
Real Estate Fund	The Fund seeks total return through investment in real estate securities.	The Fund seeks total return.
Rochester National Municipals	The Fund seeks a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities.	The Fund seeks tax-free income.
Rochester Arizona Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Maryland Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Maryland state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Massachusetts Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Massachusetts state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Michigan Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Michigan state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Minnesota Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester North Carolina Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Ohio Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Rochester Virginia Municipal Fund	The Fund seeks a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital.	The Fund seeks tax-free income.
Select Value Fund	The Fund seeks long-term capital appreciation.	The Fund seeks capital appreciation.
U.S. Government Trust	The Fund seeks high current income consistent with preservation of capital.	The Fund seeks income.
Rochester Fund Municipals	The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital.	The Fund seeks tax-free income.

This proposal to change your Fund’s investment objective is intended to modernize the Funds’ investment objectives by simplifying and standardizing each of them. Additionally, for certain Funds, the investment objective change is proposed to better position the Fund’s investment goal. Both OFI and each Fund’s Board believe that the new investment objective provides more clarity and understanding to each Fund’s overarching investment goal. Each Fund’s investment objective would change to one of the following basic investment objectives: (1) The Fund seeks income, (2) The Fund seeks total return, (3) The Fund seeks capital appreciation, (4) The Fund seeks tax-free income, or (5) The Fund seeks income consistent with stability of principal. OFI and the Board believe that by adopting these new, simplified standard investment objectives with respect to the Funds, shareholders will be more informed about a Fund’s basic investment goal. In addition, the adoption of a revised investment objective would improve a Fund’s prospectus disclosure by better separating the Fund’s objective from any strategy to achieve that objective. By removing strategy-type language from a Fund’s investment objective, the Funds would be provided with maximum flexibility to follow their investment strategies and respond to an ever-changing investment environment, in an effort to achieve the investment objective.

As noted above, certain of the new investment objectives are proposed to be revised to better position such Fund’s investment goal. After a review of the investment objectives OFI has determined that the changes indicated above would also provide an improved goal for each Fund, given its position in the competitive marketplace and also within the product line-up of the mutual funds advised by OFI. Additionally, OFI believes that the change to each such investment objective will better describe to shareholders each Fund’s predominant purpose and this will allow shareholders to make a more informed decision whether to invest in such Fund.

OFI does not expect any change to a Fund’s investment objective will materially impact the manner in which a Fund’s portfolio is currently being managed. Each Fund also has no current intention of materially changing its existing investment strategies as a result of shareholders approving the proposed changes.

The Board recommends that you vote “FOR” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

PROPOSAL 3-

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF A FUND FROM A MARYLAND CORPORATION OR MASSACHUSETTS BUSINESS TRUST, AS APPLICABLE, INTO A DELAWARE STATUTORY TRUST

The Board of each applicable Fund recommends that you approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), substantially in the form attached to this Proxy Statement as Appendix I, which would change the state and/or form of organization of the Fund. This proposed change calls for the reorganization of the Fund from its current state and form of organization — a Maryland corporation or Massachusetts business trust — into a newly formed Delaware statutory trust (please see Appendix J for the current state and form of organization of your Fund(s)). Oppenheimer Master International Value Fund is organized as a Delaware limited liability company and is not included in this proposal. This proposed reorganization will be referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the Board of each Fund has approved the Plan of Reorganization, which contemplates the continuation of the business of the Fund, as changed pursuant to other Proposals in this Proxy Statement, in the form of a Delaware statutory trust (the “DE Trust”). For purposes of this Proxy Statement, except where the context indicates otherwise, the terms “Fund” and “DE Trust” shall mean a Fund or DE Trust and each series thereof.

As further discussed below, if approved by shareholders, it is not anticipated that the Reorganization would affect your investment in your Fund or how your Fund is managed on a day-to-day basis. The Reorganization will not affect the composition of the Board (except as set forth in Proposal 1), officers, or any of its service providers, including investment manager(s), or their fees. The Reorganization will not alter the Board’s existing duties to act with due care and in the shareholders’ interests. In addition, your Fund’s fees and expenses will not change as a result of the Reorganization (however, as noted below the Fund will incur some costs in connection with this Proxy statement and also in connection with the Reorganization). Furthermore, the share classes, investment objectives and policies (except as set forth in Proposal 2), investment strategies and risks will remain the same after the Reorganization.

Following the Reorganization, shareholders of each Maryland Fund and Massachusetts Fund will become shareholders of that Fund’s corresponding DE Trust. The Reorganization is intended to be a tax-free “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the “Internal Revenue Code”). Upon the completion of the Reorganization, each Maryland and Massachusetts Fund will be dissolved in accordance with applicable state law.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan of Reorganization is approved by shareholders and the Reorganization is implemented:

  each DE Trust would continue the business of its corresponding Fund;
  except as otherwise modified by Proposal 2 in this Proxy Statement, the investment objectives, policies, strategies and risks of a Fund will not change as a DE Trust;
  the Board of the DE Trust, which will include any individuals elected under Proposal 1, and the officers of the DE Trust, would be the same as those of the corresponding Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund;
  the main operating agreements of the DE Trust — the investment advisory agreement, the general distributors agreement, and the distribution and/or service plan and agreement — would be substantially similar to those of the corresponding Fund;
  pursuant to the Plan of Reorganization, on the effective date of the Reorganization shareholders of the Fund or series thereof would receive one share of the corresponding DE Trust or series thereof (or fractional share thereof) for every share they hold of the Fund or series thereof (or fractional shares thereof).

Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that would be equivalent to your then interest in the corresponding Fund. For all practical purposes, your financial investment in the Fund would not change on the effective date of the Reorganization. As discussed below, the Reorganization is designed to be tax-free for federal income tax purposes.

WHY ARE THE BOARDS RECOMMENDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE REORGANIZATION?

The Board of each Fund has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations or Massachusetts business trusts. Under Delaware law and the DE Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Board of Trustees of the DE Trust will have more flexibility to adjust to changing circumstances and market conditions. For example, the Board of the DE Trust will not need to undergo the costly and time-consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends the fund’s charter documents). A form of Declaration of Trust is attached to this Joint Proxy Statement as Appendix H.

Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the personal liability of shareholders for obligations of the statutory trust or its trustees and officers. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock). Under Massachusetts law, Massachusetts business trust shareholders are potentially personally liable for obligations of the Fund. Although the risk of such liability is remote and the governing documents of the Funds which are Massachusetts business trusts contain an express disclaimer of such liability, the Board has determined that Delaware law affords greater protection against potential shareholder liability. Massachusetts statutory law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides by statute that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland corporate law, certain corporate actions, such as mergers, certain reorganizations, charter amendments and dissolutions, are subject to mandatory stockholder votes. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization. Maryland corporate law imposes specific record date, notice, quorum and adjournment requirements than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

All of the Funds, except for Oppenheimer Master International Value Fund, are proposing to become Delaware statutory trusts, and OFI is likely to form any new funds as Delaware statutory trusts. To the extent that the boards and management of funds advised by OFI, including the Boards and management of the Funds, need to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a DE Trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

At each Board’s March meeting, representatives of OFI made presentations to, and responded to, questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the Reorganization.

Among other things, the Board Members considered:

(a) that OFI has advised the Board that each DE Trust will furnish the same level of services to its shareholders as does the corresponding Fund;

(b) that the investment objective, strategies, policies and restrictions of each DE Trust will be identical to those of the corresponding Fund in effect immediately prior to the closing, after giving effect to any changes to current investment objectives, policies and restrictions approved by shareholders as a result of Proposal 2 to this Joint Proxy Statement;

(c) that OFI has advised the Board that each DE Trust will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund immediately prior to the Reorganization;

(d) that OFI has advised the Board that there is no anticipated material adverse effect on the Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations;

(e) that OFI has informed the Board that it believes the reorganization of each Fund into a corresponding DE Trust may result in cost savings over time;

(f) that shareholders of each Fund will own shares of the corresponding class of the corresponding DE Trust that are equal in number, and in value, to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization;

(g) the terms of the proposed Plan of Reorganization, including the anticipated tax-free nature of the transactions for the Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information from OFI as to the estimated costs and expenses associated with the Reorganizations, as well as the expenses of mailing and printing the proxy statement, soliciting the Funds’ shareholders, and printing and mailing the prospectuses for the DE Trust, and that OFI would bear a portion of the expenses of mailing and printing the proxy statement and soliciting shareholders.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board of each Fund concluded that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization and that the participation in the Reorganization is in the best interests of the Fund and its shareholders.

Accordingly, the Board of each Fund believes that it is in the best interests of the shareholders of the Fund to approve the Plan of Reorganization.

A comparison of the Delaware statutory trust law and each of the Maryland General Corporation Law and the Massachusetts General Laws applicable to business trusts, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Funds are included in Appendix J to this Proxy Statement.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the corresponding Fund, with any changes made pursuant to Proposal 2 in this Joint Proxy Statement, if approved. On the effective date of the Reorganization, the DE Trust and any series thereof will hold the same portfolio of securities previously held by the corresponding Fund and series thereof. The DE Trust will be operated under substantially similar investment advisory, general distribution, and distribution and/or service plan arrangements as those of the corresponding Fund. As the successor to the Fund’s operations, the DE Trust will adopt the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the Investment Company Act and SEC rules thereunder.

Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Fund. To accomplish the Reorganization, the Plan of Reorganization provides that a Fund will transfer all of its assets to the corresponding DE Trust. In exchange for these assets the DE Trust will assume the liabilities of the corresponding Fund and issue its own shares to that Fund, which will then distribute those shares pro rata to you and the other shareholders of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the corresponding Fund on the effective date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the effective date of the Reorganization, the Fund’s original legal entity will be dissolved and will cease its existence.

The Board of a Fund may terminate the Plan of Reorganization and abandon the Reorganization at any time prior to the effective date of the Reorganization if it determines that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Board abandons the Reorganization, the Fund will continue to operate under its current state and form of organization. If the Reorganization is approved by Fund shareholders, it is expected to be completed, if possible, in connection with the filing of a post-effective amendment to that Fund’s SEC registration statement to implement any changes as a result of any approval of Proposal 2.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AND SERVICE AGREEMENT OR INVESTMENT ADVISORY AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new Investment Advisory Agreement between the DE Trust and the Manager, and a new Sub-Advisory Agreement between the Manager and the Sub-Adviser. The Investment Advisory Agreement and Sub-Advisory Agreement will be substantially the same as the current Investment Advisory Agreement between the Manager and the corresponding Fund and Sub-Advisory Agreement between the Manager and the Sub-Adviser.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE GENERAL DISTRIBUTION AGREEMENT AND DISTRIBUTION AND/OR SERVICE PLANS?

Each DE Trust will enter into the General Distribution Agreement with OppenheimerFunds Distributor, Inc. (“OFDI”), which will be identical to the current agreement that each corresponding Fund has with OFDI. The DE Trust will also adopt a multiple share class plan and distribution and/or service plans under Rule 12b-1 of the Investment Company Act that are substantially similar to the plans that the corresponding Fund currently has in place. The Board does not anticipate that there will be any material changes to these agreements and plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN OF REORGANIZATION?

Under the Investment Company Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. Theoretically, if the Plan of Reorganization is approved and the Fund is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, shareholders of the Funds are not being asked to vote on these two matters. If you approve a Reorganization for your Fund, you will also, in effect, be approving these matters for your Fund’s corresponding DE Trust. The Boards of the Funds have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals in connection with the Reorganization. Therefore, the Boards have determined that approval of the Plan of Reorganization will also constitute, for purposes of the Investment Company Act, shareholder approval of: (1) the election of the trustees/directors of the Fund who are in office at the time of the Reorganization as trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Joint Proxy Statement); (2) the Investment Advisory Agreement between the DE Trust and the Manager and the Sub-Advisory Agreement between the Manager and the Sub-Adviser, both of which are substantially similar to the Investment Advisory Agreement and Sub-Advisory Agreement currently in place for the corresponding Fund, and (3) Distribution and/or Service Plans pursuant to Rule 12b-1 under the Investment Company Act for each applicable share class of the DE Trust that are substantially similar to the Distribution and/or Service Plans currently in place for the corresponding Fund.

Prior to the Reorganization, if the transaction is approved by Fund shareholders, the officers will cause the Fund, as the sole shareholder of the corresponding DE Trust, to vote its shares for the matters specified above. This action will enable the DE Trust to satisfy the requirements of the Investment Company Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

Each DE Trust will be formed as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act and will have an unlimited number of shares of beneficial interest with or without par value as the Board shall determine (provided that unless the Board shall otherwise determine, all shares shall have a par value of $0.001). The shares of the DE Trust will be allocated into the same series and share classes as the Fund so as to correspond to the current series and classes of shares of that Fund.

As of the effective date of the Reorganization, shares of the respective series and classes of a Fund and the corresponding DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective series and classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its trustees or directors, as applicable.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

The costs associated with the Reorganization, including the mailing and proxy solicitation costs, will be borne by both OFI and the Funds, with 35% and 65% borne by each, respectively. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code. As a condition to the closing of each Reorganization, the parties must receive an opinion from counsel that the Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither the Fund nor its corresponding DE Trust will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding DE Trust’s tax basis in the Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Fund immediately prior to the Reorganization, and the DE Trust’s holding period of such assets will include the period during which the Fund held such assets;

(c) the corresponding DE Trust will succeed to, and take into account the items of, the Fund described in Section 381(c) of the Internal Revenue Code;

(d) a Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding DE Trust shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization;

(e) a Fund shareholder’s aggregate tax basis in the corresponding DE Trust shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization; and

(f) a Fund shareholder’s holding period for the corresponding DE Trust shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications, and will be based in part on the truth and accuracy of certain representations by the Fund and the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES?

A request to sell shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the applicable Fund. A request to sell shares that is received and processed on or after the effective date of the Reorganization will be treated as a request for the redemption of shares of the applicable DE Trust.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PLAN OF REORGANIZATION?

By voting “FOR” the Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with a Board of Trustees, an Investment Advisory Agreement, Sub-Advisory Agreement, Distribution and/or Service Plans and other arrangements that are substantially similar as those in place for the corresponding Fund, subject to the amendments set forth in other applicable Proposals in this Joint Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE PROPOSAL DESCRIBED ABOVE

INFORMATION REGARDING THE FUNDS

Shares Outstanding: As of the close of business on the Record Date (March 28, 2013), each Fund had the numbers of shares outstanding as listed in Appendix K. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional vote).

Beneficial Owners. Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of March 15, 2013, to the best of the knowledge of each Fund, the shareholders listed on Appendix N owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund.

Section 16(a) Beneficial Ownership Reporting Compliance. The Funds are not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board Member or Officer.

MORE ON PROXY VOTING AND THE MEETINGS

General Information about Proxy Voting

Solicitation of Proxies. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be shared between OFI and the Funds, with 35% and 65% borne by each, respectively. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne on such basis between OFI and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of OFI or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and OFI will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and OFI have retained AST Fund Solutions (“AST”), 60 East 42nd Street, New York, NY 10165, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that AST will be paid approximately $8,500,000 for such solicitation services (including reimbursements of out-of-pocket expenses), to be borne by OFI and the Funds at the percentages stated above. AST may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If a shareholder wishes to participate in their applicable Meeting(s), but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person. Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-331-5963. Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You also may cast your vote by attending the Meeting(s) in person if you are a record owner.

Telephone Voting. The Funds have arranged to have votes recorded by telephone. Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 1. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received in connection with any of the sub-proposals in Proposal 2, or Proposal 3. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 2 or Proposal 3 may be deemed an instruction to vote against the sub-proposals of Proposal 2 and against Proposal 3.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds’ other shareholders have been timely received.

Quorum and Voting. Quorum and voting requirements for each Fund are set forth in Appendix L.

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to Board Member Nominees, you may direct the proxy holders to vote your shares “FOR ALL” Board Member Nominees or “FOR ALL EXCEPT” certain Board Member Nominees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Board Member Nominees, in each case by checking the appropriate boxes. With respect to each sub-proposal in Proposal 2, you may direct the proxy holders to vote your shares on the sub-proposal by checking the appropriate box “FOR” or “AGAINST”, or instruct them not to vote those shares on the sub-proposal by checking the “ABSTAIN” box.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1 and “FOR” each applicable sub-proposal in Proposal 2 and “FOR” Proposal 3.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Funds a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting(s) and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting(s), but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting(s).

Shareholder Proposals. The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees/Directors of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board Members are not required to attend the Meetings nor do they plan to attend the Meetings.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost. To request a report, please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217-5270.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374. You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Board Members do not intend to bring any matters before the Meetings other than the Proposals described in this Proxy Statement, and the Board Members and OFI are not aware of any other matters to be brought before the Meetings by others. Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Boards of Directors/Trustees,

Arthur Gabinet, Secretary

April 12, 2013

APPENDIX A

The dollar ranges of securities beneficially owned by the Nominees and Board Members in the Funds that they are nominated for or to continue to oversee in the Oppenheimer family of funds as of March 15, 2013, are as follows:

Nominees for Independent Board Members	Dollar Range of Equity Securities Owned in each Fund[1]

Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen or to be Overseen by Board Member in the Oppenheimer Family of Investment Companies

As of

December 31, 2012

David K. Downes			Over $100,000
	Oppenheimer Developing Markets Fund	$10,001-$50,000
	Oppenheimer Equity Income Fund, Inc.	$10,001-$50,000
	Oppenheimer Flexible Strategies Fund	$50,001-$100,000
	Oppenheimer Rising Dividends Fund	$50,001-$100,000
Matthew P. Fink			Over $100,000
	Oppenheimer Capital Appreciation Fund	Over $100,000
	Oppenheimer International Diversified Fund	Over $100,000
Edmund P. Giambastiani, Jr.[2]	None		None
Phillip A. Griffiths			Over $100,000
	Oppenheimer Developing Markets Fund	Over $100,000
	Oppenheimer International Bond Fund	Over $100,000
	Oppenheimer International Growth Fund	Over $100,000
	Oppenheimer Money Market Fund, Inc.	Over $100,000
Mary F. Miller			Over $100,000
	Oppenheimer Capital Appreciation Fund	$50,001-$100,00
	Oppenheimer Developing Markets Fund	Over $100,000
	Oppenheimer Discovery Fund	$10,001-$50,000
	Oppenheimer Global Fund	Over $100,000
	Oppenheimer Global Opportunities Fund	Over $100,000
	Oppenheimer Global Strategic Income Fund	$50,001-$100,000
	Oppenheimer Rising Dividends Fund	Over $100,000
Joel W. Motley			Over $100,000
	Oppenheimer Developing Markets Fund	Over $100,000
	Oppenheimer Emerging Markets Debt Fund	Over $100,000
	Oppenheimer Global Fund	$1-$10,000
	Oppenheimer Global Opportunities Fund	$50,001-$100,000
	Oppenheimer Real Estate Fund	Over $100,000
Joanne Pace[3]			$10,001-$50,000
	Oppenheimer International Growth Fund	$10,001-$50,000
	Oppenheimer Money Market Fund, Inc.	$10,001-$50,000
Mary Ann Tynan			Over $100,000
	Oppenheimer Developing Markets Fund	Over $100,000
	Oppenheimer Money Market Fund, Inc.	Over $100,000
Joseph M. Wikler			Over $100,000
	Oppenheimer International Diversified Fund	Over $100,000
	Oppenheimer Real Estate Fund	$50,001-$100,000
	Oppenheimer Select Value Fund	$50,001-$100,000
Peter I. Wold			Over $100,000
	Oppenheimer Capital Income Fund	Over $100,000
	Oppenheimer Equity Income Fund, Inc.	Over $100,000
	Oppenheimer International Diversified Fund	Over $100,000
Brian F. Wruble			Over $100,000
	Oppenheimer AMT-Free Municipals	$10,001-$50,000
	Oppenheimer Capital Appreciation Fund	$10,001-$50,000
	Oppenheimer Capital Income Fund	$1-$10,000
	Oppenheimer Developing Markets Fund	Over $100,000
	Oppenheimer Discovery Fund	$50,001-$100,000
	Oppenheimer Equity Income Fund, Inc.	$10,001-$50,000
	Oppenheimer Flexible Strategies Fund	Over $100,000
	Oppenheimer Global Fund	$1-$10,000
	Oppenheimer Global Opportunities Fund	$1-$10,000
	Oppenheimer Global Value Fund Oppenheimer Gold & Special Minerals Fund	$10,001-$50,000 $50,001-$100,000
	Oppenheimer International Growth Fund	$50,001-$100,000
	Oppenheimer International Value Fund	$1-$10,000
	Oppenheimer Money Market Fund, Inc.	$1-$10,000
	Oppenheimer Rochester Intermediate Term Municipal Fund	$10,001-$50,000
	Oppenheimer Rochester National Municipals	$1-$10,000
	Oppenheimer Select Value Fund	$1-$10,000
	Oppenheimer Senior Floating Rate Fund	Over $100,000
	Oppenheimer Small- & Mid- Cap Value Fund	$50,001-$100,000
	Oppenheimer Small- & Mid- Cap Growth Fund	Over $100,000
Interested Board Member
William F. Glavin Jr. [4]			Over $100,000
	Oppenheimer Capital Appreciation Fund	$10,001-$50,000
	Oppenheimer Developing Markets Fund	$50,001-$100,000
	Oppenheimer Discovery Fund	$10,001-$50,000
	Oppenheimer Equity Income Fund, Inc.	$10,001-$50,000
	Oppenheimer Flexible Strategies Fund	$10,001-$50,000
	Oppenheimer Global Allocation Fund	$10,001-$50,000
	Oppenheimer Global Fund	Over $100,000
	Oppenheimer Global Opportunities Fund	$50,001-$100,000
	Oppenheimer Gold & Special Minerals Fund	$1-$10,000
	Oppenheimer International Diversified Fund	$10,001-$50,000
	Oppenheimer International Growth Fund	$50,001-$100,000
	Oppenheimer International Small Company Fund	$10,001-$50,000
	Oppenheimer International Value Fund	$10,001-$50,000
	Oppenheimer Real Estate Fund	$10,001-$50,000
	Oppenheimer Rising Dividends Fund	$50,001-$100,000
	Oppenheimer Rochester Fund Municipals	Over $100,000
	Oppenheimer Rochester National Municipals	Over $100,000
	Oppenheimer Small- & Mid-Cap Growth Fund	$10,001-$50,000
	Oppenheimer Small- & Mid- Cap Value Fund	Over $100,000
	Oppenheimer Value Fund	$50,001-$100,000

1. A Fund not listed indicates that the applicable Trustee owns no equity securities in such Fund.

2. Effective February 1, 2013, Admiral Giambastiani became an Independent Trustee/Director/Advisory Board Member of the New York Board Funds.

3. Effective November 1, 2012, Ms. Pace became an Independent Trustee/Director/Advisory Board Member of the New York Board Funds.

4. As of December 31, 2012 and February 28, 2013, as applicable.

APPENDIX B

Compensation of Board Members

The Independent Board Members receive compensation for services as Board Members and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Fund for which an Independent Board Member serves pays a share of these expenses.

The officers and the Interested Board Member of the Funds, Mr. Glavin, who is affiliated with the Manager and the Sub-Adviser (by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company) receive no salary or fee from the Funds. The Independent Board Members’ total compensation from the Funds during each Fund’s most recent fiscal year (as listed on Appendix M), and from the fund complex during the calendar year ended December 31, 2012 represents compensation, including accrued retirement benefits, for serving as a Board Member and member of a committee (if applicable) of the Boards of the Funds and other funds in the OppenheimerFunds complex. The compensation paid to each Independent Board Member Nominee is set forth below.

Aggregate Compensation From each Fund1

Fund	Brian F. Wruble[2] Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	David Downes Audit Committee Chairman and Regulatory & Oversight Committee Member	Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	Edmund P. Giambastiani Regulatory & Oversight Committee Member and Governance Committee Member	Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	Mary F. Miller Audit Committee Member and Governance Committee Member	Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	Joanne Pace Audit Committee Member and Regulatory & Oversight Committee Member	Mary Ann Tynan Regulatory & Oversight Committee Member and Governance Committee Member	Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	Peter I. Wold Audit Committee Member and Governance Committee Member
Oppenheimer AMT-Free Municipals FYE: 7/31/12	$4,582	$3,826	$3,826	$0[3]	$4,238	$3,594	$3,826	$0[4]	$3,594	$3,594	$3,594
Oppenheimer California Municipal Fund FYE: 7/31/12	$2,718	$2,270	$2,270	$0[3]	$2,514	$2,132	$2,270	$0[4]	$2,132	$2,132	$2,132
Oppenheimer Capital Appreciation Fund FYE: 8/31/12	$10,661	$8,928	$8,928	$0[3]	$9,885	$8,388	$8,928	$0[4]	$8,388	$8,388	$8,388
Oppenheimer Developing Markets Fund FYE: 8/31/12	$46,805	$39,247	$43,449	$0[3]	$39,247	$36,877	$36,877	$0[4]	$36,877	$36,877	$36,877
Oppenheimer Discovery Fund FYE: 9/30/12	$2,713	$2,284	$2,284	$0[3]	$2,528	$2,147	$2,284	$0[4]	$2,147	$2,147	$2,147
Oppenheimer Equity Income Fund, Inc. FYE: 10/31/12	$5,657	$4,812	$4,812	$0[3]	$5,284	$4,501	$4,812	$325[4]	$4,501	$4,504	$4,501
Oppenheimer Global Fund FYE: 9/30/12	$18,704	$15,733	$15,733	$0[3]	$17,412	$14,785	$15,733	$0[4]	$14,785	$14,785	$14,785
Oppenheimer Global Multi Strategies Fund FYE: 5/31/12	$39	$32	$32	$0[3]	$36	$30	$$32	$0[4]	$30	$30	$30
Oppenheimer Global Opportunities Fund FYE: 9/30/12	$5,697	$4,792	$4,792	$0[3]	$5,304	$4,504	$4,792	$0[4]	$4,504	$4,504	$4,504
Oppenheimer Global Value Fund FYE: 4/30/12	$64	$53	$53	$0[3]	$59	$50	$53	$0[4]	$50	$50	$50
Oppenheimer Gold & Special Minerals Fund FYE: 6/30/12	$9,306	$7,726	$7,726	$0[3]	$8,561	$7,255	$7,726	$0[4]	$7,255	$7,255	$7,255
Oppenheimer Institutional Money Market Fund FYE: 5/31/12	$15,262	$12,632	$12,632	$0[3]	$14,002	$11,859	$12,632	$0[4]	$11,859	$11,859	$11,859
Oppenheimer International Diversified Fund FYE: 4/30/12	$4,093	$3,374	$3,374	$0[3]	$3,741	$3,166	$3,374	$0[4]	$3,166	$3,166	$3,166
Oppenheimer International Growth Fund FYE: 11/30/11	$9,967	$8,075	$8,075	$0[3]	$8,969	$7,570	$8,075	$0[4]	$7,570	$7,570	$7,570
Oppenheimer International Small Company Fund FYE:8/31/12	$2,504	$2,094	$2,094	$0[3]	$2,319	$1,968	$2,094	$0[4]	$1,968	$1,968	$1,968
Oppenheimer International Value Fund FYE: 11/30/11	$1,727	$1,399	$1,399	$0[3]	$1,554	$1,312	$1,399	$0[4]	$1,312	$1,312	$1,312
Oppenheimer Limited Term California Municipal Fund FYE: 7/31/12	$2,718	$2,270	$2,270	$0[3]	$2,514	$2,132	$2,270	$0[4]	$2,132	$2,132	$2,132
Oppenheimer Master International Value Fund, LLC FYE: 4/30/12	$828	$682	$682	$0[3]	$756	$640	$682	$0[4]	$640	$640	$640
Oppenheimer Money Market Fund, Inc. FYE: 7/31/12	$4,322	$3,607	$3,607	$0[3]	$3,995	$3,388	$3,607	$0[4]	$3,388	$3,388	$3,388
Oppenheimer Multi-State Municipal Trust – Oppenheimer Pennsylvania Municipal Fund FYE: 7/31/12	$2,274	$1,899	$1,899	$0[3]	$2,103	$1,783	$1,899	$0[4]	$1,783	$1,783	$1,783
Oppenheimer Multi-State Municipal Trust – Oppenheimer New Jersey Municipal Fund FYE: 7/31/12	$1,181	$986	$986	$0[3]	$1,092	$926	$986	$0[4]	$926	$926	$926
Oppenheimer Multi-State Municipal Trust – Oppenheimer National Municipal Fund FYE: 7/31/12	$12,085	$10,091	$10,091	$0[3]	$11,176	$9,479	$10,091	$0[4]	$9,479	$9,479	$9,479
Oppenheimer Municipal Fund – Oppenheimer Rochester Limited Term Municipal Fund FYE: 9/30/12	$7,875	$6,638	$6,638	$0[3]	$7,345	$6,240	$6,638	$0[4]	$6,240	$6,240	$6,240
Oppenheimer Portfolio Series – Oppenheimer Conservative Investor Fund FYE: 1/31/12	$8,917	$7,255	$7,255	$0[3]	$8,055	$6,803	$7,255	$0[4]	$6,803	$6,803	$6,803
Oppenheimer Portfolio Series – Oppenheimer Moderate Investor Fund FYE: 1/31/12	$8,917	$7,255	$7,255	$0[3]	$8,055	$6,803	$7,255	$0[4]	$6,803	$6,803	$6,803
Oppenheimer Portfolio Series – Oppenheimer Equity Investor Fund FYE: 1/31/12	$8,917	$7,255	$7,255	$0[3]	$8,055	$6,803	$7,255	$0[4]	$6,803	$6,803	$6,803
Oppenheimer Portfolio Series – Oppenheimer Active Allocation Fund FYE: 1/31/12	$8,917	$7,255	$7,255	$0[3]	$8,055	$6,803	$7,255	$0[4]	$6,803	$6,803	$6,803
Oppenheimer Quest For Value Funds – Oppenheimer Global Allocation Fund FYE: 10/31/12	$4,263	$3,612	$3,612	$0[3]	$3,976	$3,384	$3,612	$166[4]	$3,384	$3,384	$3,384
Oppenheimer Quest For Value Funds – Oppenheimer Flexible Strategies Fund FYE: 10/31/12	$2,831	$2,397	$2,397	$0[3]	$2,640	$2,246	$2,397	$94[4]	$2,246	$2246	$2,246
Oppenheimer Quest For Value Funds – Oppenheimer Small- & Mid-Cap Value Fund FYE: 10/31/12	$4,060	$3,437	$3,437	$0[3]	$3,786	$3,221	$3,437	$134[4]	$3,221	$3,221	$3,221
Oppenheimer Real Estate Fund FYE: 4/30/12	$1,498	$1,236	$1,236	$0[3]	$1,371	$1,160	$1,236	$0[4]	$1,160	$1,160	$1,160
Oppenheimer Rising Dividends Fund FYE: 10/31/12	$7,437	$6,327	$6,327	$0[3]	$6,945	$5,917	$6,327	$448[4]	$5,917	$5,917	$5,917
Oppenheimer Rochester AMT-Free New York Municipal Fund FYE: 9/30/12	$2,432	$2,048	$2,048	$0[3]	$2,267	$1,925	$2,048	$0[4]	$1,925	$1,925	$1,925
Oppenheimer Rochester Arizona Municipal Fund FYE: 3/31/12	$102	$84	$84	$0[3]	$93	$79	$84	$0[4]	$79	$79	$79
Oppenheimer Rochester Intermediate Term Municipal Fund FYE: 9/30/12	$34	$29	$29	$0[3]	$32	$27	$29	$0[4]	$27	$27	$27
Oppenheimer Rochester Maryland Municipal Fund FYE: 3/31/12	$167	$137	$137	$0[3]	$152	$128	$137	$0[4]	$128	$128	$128
Oppenheimer Rochester Massachusetts Municipal Fund FYE: 3/31/12	$142	$116	$116	$0[3]	$129	$109	$116	$0[4]	$109	$109	$109
Oppenheimer Rochester Michigan Municipal Fund FYE: 3/31/12	$105	$86	$86	$0[3]	$95	$81	$86	$0[4]	$81	$81	$81
Oppenheimer Rochester Minnesota Municipal Fund FYE: 3/31/12	$151	$124	$124	$0[3]	$137	$116	$124	$0[4]	$116	$116	$116
Oppenheimer Rochester North Carolina Municipal Fund FYE: 3/31/12	$196	$161	$161	$0[3]	$179	$151	$161	$0[4]	$151	$151	$151
Oppenheimer Rochester Ohio Municipal Fund FYE: 3/31/12	$141	$116	$116	$0[3]	$128	$109	$116	$0[4]	$109	$109	$109
Oppenheimer Rochester Short Term Municipal Fund FYE: 5/31/12	$71	$59	$59	$0[3]	$66	$56	$59	$0[4]	$56	$56	$56
Oppenheimer Rochester Virginia Municipal Fund FYE: 3/31/12	$224	$184	$184	$0[3]	$204	$173	$184	$0[4]	$173	$173	$173
Oppenheimer Rochester Fund Municipals FYE: 12/31/11	$17,042	$13,807	$13,807	$0[3]	$15,337	$12,944	$13,807	$0[4]	$12,944	$12,944	$12,944
Oppenheimer Select Value Fund FYE: 4/30/12	$673	$554	$554	$0[3]	$614	$520	$554	$0[4]	$520	$520	$520
Oppenheimer Series Fund, Inc., – Oppenheimer Value Fund FYE: 10/31/12	$4,997	$4,237	$4,237	$0[3]	$4,663	$3,969	$4,237	$208[4]	$3,969	$3,969	$3,969
Oppenheimer Small- & Mid-Cap Growth Fund FYE: 10/31/12	$530	$451	$451	$0[3]	$495	$421	$451	$33[4]	$421	$421	$421
Oppenheimer U.S. Government Trust FYE: 8/31/12	$1,982	$1,662	$1,662	$0[3]	$1,840	$1,562	$1,662	$0[4]	$1,562	$1,562	$1,562
Rochester Portfolio Series – Oppenheimer Rochester Limited Term New York Municipal Fund FYE: 12/31/11	$9,451	$7,657	$7,657	$0[3]	$8,505	$7,178	$7,657	$0[4]	$7,178	$7,178	$7,178
Total Compensation From All Oppenheimer Funds For Which Individual Serves As Board Member[5]	$305,750	$260,750	$260,750	$0	$284,100	$242,500	$260,750	$36,467	$187,500	$242,500	$187,500[6]

1."Aggregate Compensation from each Fund" includes fees and deferred compensation, if any.

2. Effective October 1, 2012, Mr. Wruble became a member of the Audit Committee and Regulatory & Oversight Committee.

3. Admiral Giambastiani became an Independent Trustee/Advisory Board Member and a member of the Regulatory & Oversight Committee and Governance Committee on February 1, 2013.

4. Effective November 1, 2012, Ms. Pace became an Independent Trustee/Advisory Board Member and a member of the Audit Committee and Regulatory & Oversight Committee.

5. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. OFI also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. OFI does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Compensation Deferral Plan for Board Members

The Board of Trustees/Directors has adopted a Compensation Deferral Plan for Independent Board Members that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Board Member is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Board Member. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Board Members’ fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Board Member or to pay any particular level of compensation to any Board Member. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Board Member under the plan without shareholder approval for the limited purpose of determining the value of the Board Member’s deferred compensation account.

APPENDIX C

Meetings of the Board

The Funds are governed by a Board of Trustees/Directors, which is responsible for overseeing the Funds. The Board is led by Brian F. Wruble, an independent Board Member, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager and the Sub-Adviser. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Board Members who are not "interested persons" under the Investment Company Act (the "Independent Board Members"). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust/Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

The Board is assisted in its oversight by an Advisory Board, which is solely comprised of Joanne Pace and Edmund P. Giambastiani, Jr. The Advisory Board assists the Board in a non-voting capacity in its oversight of the Fund. Ms. Pace and Admiral Giambastiani are also Independent Board Members of certain Funds.

APPENDIX D

Committees of the Board of Trustees/Directors

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joanne Pace, Joseph M. Wikler, Peter I. Wold and Brian F. Wruble. The Audit Committee selects an independent registered public accounting firm (also referred to as the "Independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's Independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's Independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's Independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's Independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Edmund P. Giambastiani, Jr., Phillip A. Griffiths, Joel W. Motley, Joanne Pace, Mary Ann Tynan, Joseph M. Wikler and Brian F. Wruble. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Edmund P. Giambastiani, Jr., Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Sub-Adviser) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

APPENDIX E

Officers of the Funds

Information is given below about the officers who are not Board Members of the Fund, including their business experience during the past five years. All such officers, with the exception of portfolio manager, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Messrs. Kennedy, Legg, O’Donnell, Petersen, Vandehey and Wixted and Mss. Bullington and LaFond is 6803 S. Tucson Way, Centennial, CO 80112-3924.The address for the other officers listed below is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Williams F. Glavin, Jr. President and Principal Executive Officer since 2009 Age: 54

Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

Christina M. Nasta Vice President and Chief Business Officer since 2009 Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010).
Mark S. Vandehey Vice President & Chief Compliance Officer since 2004 Age: 62

Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management , Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012).

Brian W. Wixted Treasurer and Principal Financial & Accounting Officer since 1999 Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).
Brian S. Petersen Assistant Treasurer since 2004 Age: 42	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-February 2007).
Stephanie J. Bullington Assistant Treasurer since 2008 Age: 35	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2010-December 2012); Assistant Vice President of the Sub-Adviser (October 2005-January 2010).
James A. Kennedy Assistant Treasurer since 2011 Age: 53	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012.
Mathew O'Donnell Assistant Trasurer since 2012 Age: 44	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012).
Arthur S. Gabinet Secretary since 2011 Age: 55

General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

Lisa L. Bloomberg Assistant Secretary since 2004 Age: 45	Senior Vice President and Deputy General Counsel of the Manager (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008).
Randy G. Legg Assistant Secretary since 2008 Age: 47	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.
Taylor V. Edwards Assistant Secretary since 2008 Age: 45	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.
Amee Kantesaria Assistant Secretary since 2012 Age: 32	Vice President and Assistant Counsel of the Manager (since January 2013); Vice President (May 2009-December 2012)) and Assistant Counsel (December 2006-December 2012) of the Sub-Adviser; Assistant Vice President (December 2006-May 2009) of the Sub-Adviser; Assistant Secretary (since January 2011) of the Sub-Adviser and Oppenheimer Acquisition Corp.
Gloria J. LaFond Blue Sky Officer since 2011 Age: 68	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.

Officers/Portfolio Managers

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
James C. Ayer, CFA Vice Presdient since 2013 Age: 49 International Value Fund Master International Value Fund, LLC	Mr. Ayer has been a Vice President of the Sub-Adviser since February 2013. He was a General Partner, Portfolio Manager, and Member of the Executive Management Committee at Tiedemann Investment Group from 1996 to 2013 and was a portfolio manager on the Global Equity team at the Sub-Adviser from 1992 to 1995.
Rajeev Bhaman, CFA Vice President since 2004 Age: 49 Global Fund	Mr. Bhaman has been a Director of Global Equities of the Sub-Adviser since January 2013; a Senior Vice President of the Sub-Adviser since May 2006 and was a Vice President of the Sub-Adviser from January 1997 to May 2006.
Michelle Borre′, CFA Vice President since 2012 Age: 45 Flexible Strategies Fund	Ms. Borré has been a Vice President of the Sub-Adviser since April 2003, a Senior Portfolio Manager of the Sub-Adviser since April 2009 and was a Senior Research Analyst of the Sub-Adviser from February 2003 to April 2009. She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré serves as an Adjunct Professor of Finance and Economics at Columbia Business School and served on the Executive Advisory Board at The Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005.

Michael L. Camarella, CFA
Vice President since 2009

Age: 36

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Camarella has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since January 2011. He was an Assistant Vice President of the Sub-Adviser from July 2009 to December 2010 and a Portfolio Manager with the Sub-Adviser from January 2008 to December 2010. He was a research analyst with the Sub-Adviser from April 2006 to December 2007. He was a credit analyst with the Sub-Adviser from June 2003 to March 2006.

Scott S. Cottier, CFA

Vice President since 2005

Age: 41

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since September 2002.

Mark R. DeMitry, CFA

Vice President since 2009

Age: 37

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2009. He was an Associate Portfolio Manager with the Sub-Adviser from September 2006 to June 2009. He was a research analyst with the Sub-Adviser from June 2003 to August 2006. He was a credit analyst with the Sub-Adviser from July 2001 to May 2003.
Randall C. Dishmon Vice President since 2007 Age: 47 Global Value Fund	Mr. Dishmon has been a Vice President of the Sub-Adviser since January 2005 and a Senior Portfolio Manager of the Sub-Adviser since January 2008. He was a portfolio manager of the Sub-Adviser from August 2004 to December 2008, an Assistant Vice President and Senior Research Analyst of the Sub-Adviser from June 2001 through January 2005.
Robert B. Dunphy, CFA Vice President since 2012 Age: 33 International Growth Fund	Mr. Dunphy has been a Vice President of the Sub-Adviser since January 2011 and a Senior Portfolio Manager of the Sub-Adviser since May 2011. He was a Senior Research Analyst and Assistant Vice President of the Sub-Adviser from May 2009 to January 2011 and an Intermediate Research Analyst of the Sub-Adviser from January 2006 to May 2009.
George R. Evans, CFA Vice President since 1996 Age: 53 International Diversified Fund International Growth Fund	Mr. Evans has been the CIO Equities of the Sub-Adviser since January 2013; Director of Equities of the Sub-Adviser from October 2010 to December 2012; Senior Vice President of the Sub-Adviser since July 2004 and the Director of International Equities of the Sub-Adviser since July 2004. He was a Vice President of HarbourView Asset Management Corporation from July 1994 to November 2001 and Vice President of the Sub-Adviser from October 1993 to July 2004.
Alan C. Gilston Vice President since 2009 Age: 54 Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	Mr. Gilston has been Vice President and portfolio manager of the Sub-Adviser since September 1997 and a Director of OFI Trust Company since 2013. He has been Director of Asset Allocation since September 2010 and was a member of the Sub-Adviser's Risk Management Team during various periods.
Joseph R. Higgins Vice President since 2007 Age: 51 Rising Dividends Fund	Mr. Higgins has been a Vice President of the Sub-Adviser since May 2004 and a member of the Sub-Adviser's Growth Equity Investment Team since January 2007.
Frank Jennings Vice President since 1995 Age: 65 Global Opportunities Fund	Mr. Jennings has been a Senior Vice President of the Sub-Adviser since February 2006 and was a Vice President of the Sub-Adviser from September 1995 to February 2006.
Rezo Kanovich Vice President since 2012 Age: 38 International Small Company Fund	Mr. Kanovich has been a Vice President of the Sub-Adviser since May 2009 and a Senior Portfolio Manager of the Sub-Adviser since January 2012. He was a Senior Research Analyst of the Sub-Adviser from 2007 to 2012 and a Research Analyst of the Sub-Adviser from 2005 to 2007.
Michael Kotlarz Vice President since 2012 Age: 40 Capital Appreciation Fund	Mr. Kotlarz has been a Vice President and Senior Research Analyst of the Sub-Adviser since March 2008. Prior to joining the Sub-Adviser, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008.
Justin Leverenz, CFA Vice President since 2007 Age: 44 Developing Markets Fund

Mr. Leverenz has been a Director of Emerging Markets Equities of the Sub-Adviser since January 2013; Senior Vice President of the Sub-Adviser since November 2009 and was a Vice President of the Sub-Adviser from July 2004 to November 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia from 2002 to 2004.

Michael S. Levine, CFA Vice President since 2007 Age: 47 Equity Income Fund, Inc.	Mr. Levine has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000.
Shanquan Li Vice President since 1997 Age: 58 Gold & Special Minerals Fund	Mr. Li has been a Senior Vice President of the Sub-Adviser since June 2011. He was Vice President of the Sub-Adviser from November 1998 to May 2011 and an Assistant Vice President of the Sub-Adviser from January 1997 to November 1998.

Daniel G. Loughran, CFA
Vice President since 2005

Age: 49

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Loughran has been a Senior Vice President of the Sub-Adviser since July 2007 and a Senior Portfolio Manager of the Sub-Adviser since December 2001. He was a Vice President of the Sub-Adviser from April 2001 to June 2007.
Neil M. McCarthy Vice President since 2007 Age: 55 Rising Dividends Fund	Mr. McCarthy has been a Senior Vice President of the Sub-Adviser since June 2007, the Director of Growth Equities since January 2007 and was a Vice President of the Sub-Adviser from September 2003 to June 2007.
Krishna Memani Vice President since 2009 Age: 52 Active Allocation Fund Conservative Investor Fund Moderate Investor Fund U.S. Government Fund

 Mr. Memani has been President of the Sub-Adviser since January 2013; Chief Investment Officer, Fixed Income of the Sub-Adviser since January 2013 and Head of the Investment Grade Fixed Income Team of the Sub-Adviser since March 2009. He was Director of Fixed Income of the Sub-Adviser October 2010 to December 2012 and Senior Vice President of the Sub-Adviser from March 2009 to December 2012. Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 to January 2009.

Christopher Proctor, CFA Vice President since 2010 Age: 45 Money Market Fund Institutional Money Market Fund	Mr. Proctor has been a Vice President of the Sub-Adviser since August 2008 and Senior Portfolio Manager of the Sub-Adviser since January 2010. Prior to joining the Sub-Adviser, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004.

Charles S. Pulire, CFA
Vice President since 2011

Age: 35

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Pulire has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since February 2013; Assistant Vice President and Associate Portfolio Manager of the Sub-Adviser from December 2010 to January 2013. He was a research analyst with the Sub-Adviser from February 2008 to November 2010 and was a credit analyst with the Sub-Adviser from May 2006 to January 2008.
Benjamin Rockmuller, CFA Vice President since 2010 Age: 34 Global Allocation Fund	Mr. Rockmuller has been a Vice President of the Sub-Adviser since September 2010 and an Assistant Vice President of the Sub-Adviser from January 2010 to August 2010. Mr. Rockmuller was a Senior Analyst of the Sub-Adviser for the Global Debt Team from January 2010 to July 2010, an Intermediate Analyst of the Sub-Adviser for the Global Debt Team from January 2007 to January 2010, a Junior Analyst of the Sub-Adviser for the Global Debt Team from April 2004 to January 2007 and Junior Analyst of the Sub-Adviser for the High Yield Team from June 2003 to April 2004.

Richard A. Stein
Vice President since 2007

Age: 55

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Stein was a Senior Vice President of the Sub-Adviser since June 2011. He has been a Director of the Rochester Credit Analysis team since March 2004 and Vice President of the Sub-Adviser from 1997 to May 2011. He has headed Rochester’s Credit Analysis team since 1993.

Peter Strzalkowski, CFA Vice President since 2009 Age: 47 U.S. Government Trust

Mr. Strzalkowski has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since August 2007 and a member of the Sub-Adviser's Investment Grade Fixed Income Team since April 2009. He was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded from July 2006 to August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 to July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 to June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group from April 2000 to June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 to April 2000.

Julie Van Cleave, CFA Vice President since 2010 Age: 53 Capital Appreciation Fund	Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since April 2010. Prior to joining the Sub-Adviser, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to 2002, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life.

Troy E. Willis, CFA
Vice President since 2005

Age: 40

AMT Free Municipals

California Municipal Fund

Limited Term California Municipal Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester National Municipals

Rochester AMT-Free New York Municipals

Rochester Fund Municipals

Rochester Intermediate Term Municipal Fund

Rochester Limited Term New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Rochester Limited Term Municipal Fund

Rochester Short Term Municipal Fund

Mr. Willis has been a Vice President of the Sub-Adviser since July 2009 and a Senior Portfolio Manager of the Sub-Adviser since January 2006. He was an Assistant Vice President of the Sub-Adviser from July 2005 to June 2009 and an Associate Portfolio Manager of the Sub-Adviser from June 2003 to December 2005.
Carol E. Wolf Vice President since 1998 Age: 61 Money Market Fund Institutional Money Market Fund	Ms. Wolf has been a Senior Vice President of the Sub-Adviser since June 2000 and of HarbourView Asset Management Corporation since June 2003. She was a Vice President of the Sub-Adviser from June 1990 through June 2000.
Caleb Wong Vice President since 2004 Age: 47 Global Multi Strategies Fund Active Allocation Fund	Mr. Wong has been a Vice President of the Sub-Adviser since June 1999. He was head of fixed income quantitative research and risk management of the Sub-Adviser from 1997-1999 and has worked in fixed-income quantitative research and risk management for the Sub-Adviser since July 1996.
Ronald Zibelli, Jr., CFA Vice President since 2006 Age: 54 Discovery Fund Small- & Mid-Cap Growth Fund	Mr. Zibelli has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since May 2006. Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.
All officers serve at the pleasure of the Board. As of March 15, 2013, the Nominees for Board Member, continuing Board Members and officers of the Funds, individually and as a group, beneficially owned less than 1% of any class of shares of the Funds beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Sub-Adviser, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Board Members (nor any of their immediate family members) owns securities of either the Manager or the OppenheimerFunds Distributor, Inc. (the “Distributor” of the Funds) or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

APPENDIX F

Audit Fees. KPMG billed the Funds the following amounts in each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year (as listed in Appendix M) for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	44,700	43,800
Oppenheimer AMT-Free Municipals	46,200	45,300
Oppenheimer California Municipal Fund	44,700	43,800
Oppenheimer Capital Appreciation Fund	26,400	25,900
Oppenheimer Developing Markets Fund	39,700	38,900
Oppenheimer Discovery Fund	21,700	21,300
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	31,800	21,700
Oppenheimer Flexible Strategies Fund	27,400	23,100
Oppenheimer Global Allocation Fund	39,600	38,800
Oppenheimer Global Fund	33,000	32,400
Oppenheimer Global Multi Strategies Fund	38,000	38,000
Oppenheimer Global Opportunities Fund	24,600	24,100
Oppenheimer Global Value Fund	21,300	21,300
Oppenheimer Gold & Special Minerals Fund	48,500	48,500
Oppenheimer Institutional Money Market Fund	29,600	29,600
Oppenheimer International Diversified Fund	18,300	18,300
Oppenheimer International Growth Fund	30,200	25,900
Oppenheimer International Small Company Fund	27,800	27,300
Oppenheimer International Value Fund	21,700	21,300
Oppenheimer Limited Term California Municipal Fund	40,700	39,900
Oppenheimer Master International Value Fund, LLC	21,300	21,300
Oppenheimer Money Market Fund, Inc.	23,600	23,100
Oppenheimer New Jersey Municipal Fund	35,400	34,700
Oppenheimer Pennsylvania Municipal Fund	40,100	39,300
Oppenheimer Portfolio Series: Active Allocation Fund	23,400	23,000
Oppenheimer Portfolio Series: Conservative Investor Fund	17,300	17,000
Oppenheimer Portfolio Series: Equity Investor Fund	17,300	17,000
Oppenheimer Portfolio Series: Moderate Investor Fund	18,600	18,300
Oppenheimer Real Estate Fund	28,500	28,500
Oppenheimer Rising Dividends Fund	21,700	21,300
Oppenheimer Rochester AMT-Free New York Municipal Fund	42,000	41,200
Oppenheimer Rochester Arizona Municipal Fund	31,200	26,000
Oppenheimer Rochester Intermediate Term Municipal Fund	26,500	26,000
Oppenheimer Rochester Limited Term Municipal Fund	46,100	45,200
Oppenheimer Rochester Maryland Municipal Fund	31,200	31,200
Oppenheimer Rochester Massachusetts Municipal Fund	31,200	31,200
Oppenheimer Rochester Michigan Municipal Fund	31,200	26,000
Oppenheimer Rochester Minnesota Municipal Fund	31,200	26,000
Oppenheimer Rochester National Municipals	60,800	59,600
Oppenheimer Rochester North Carolina Municipal Fund	31,200	31,200
Oppenheimer Rochester Ohio Municipal Fund	26,000	26,000
Oppenheimer Rochester Short Term Municipal Fund	26,000	26,000
Oppenheimer Rochester Virginia Municipal Fund	31,200	31,200
Oppenheimer Select Value Fund	18,500	18,500
Oppenheimer Small- & Mid- Cap Growth Fund	20,800	20,400
Oppenheimer Small- & Mid- Cap Value Fund	21,700	21,300
Oppenheimer U.S. Government Trust	34,800	34,100
Oppenheimer Value Fund	21,700	21,300
Rochester Fund Municipals	52,700	51,600

Audit-Related Fees. Audit-related fees are for assurance and related services by KPMG that are reasonably related to the performance of the auditor’s review of the Funds’ financial statements and are not reported under the prior category. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. KPMG received the following amounts in audit-related fees, for each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Funds, and separately, from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds.

Fund Fees

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	2,500	2,619
Oppenheimer AMT-Free Municipals	2,500	2,619
Oppenheimer California Municipal Fund	2,500	2,619
Oppenheimer Capital Appreciation Fund	0	0
Oppenheimer Developing Markets Fund	0	0
Oppenheimer Discovery Fund	0	0
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	0	0
Oppenheimer Flexible Strategies Fund	0	0
Oppenheimer Global Allocation Fund	0	1,500
Oppenheimer Global Fund	0	0
Oppenheimer Global Multi Strategies Fund	1,500	0
Oppenheimer Global Opportunities Fund	0	0
Oppenheimer Global Value Fund	0	0
Oppenheimer Gold & Special Minerals Fund	0	1,500
Oppenheimer Institutional Money Market Fund	0	0
Oppenheimer International Diversified Fund	0	0
Oppenheimer International Growth Fund	0	0
Oppenheimer International Small Company Fund	0	0
Oppenheimer International Value Fund	0	0
Oppenheimer Limited Term California Municipal Fund	2,500	2,619
Oppenheimer Master International Value Fund, LLC	0	0
Oppenheimer Money Market Fund, Inc.	0	0
Oppenheimer New Jersey Municipal Fund	2,500	2,619
Oppenheimer Pennsylvania Municipal Fund	2,500	2,619
Oppenheimer Portfolio Series: Active Allocation Fund	10,050	0
Oppenheimer Portfolio Series: Conservative Investor Fund	4,350	0
Oppenheimer Portfolio Series: Equity Investor Fund	0	0
Oppenheimer Portfolio Series: Moderate Investor Fund	10,050	0
Oppenheimer Real Estate Fund	0	0
Oppenheimer Rising Dividends Fund	0	0
Oppenheimer Rochester AMT-Free New York Municipal Fund	2,500	2,619
Oppenheimer Rochester Arizona Municipal Fund	2,619	2,895
Oppenheimer Rochester Intermediate Term Municipal Fund	2,500	2,619
Oppenheimer Rochester Limited Term Municipal Fund	2,500	2,619
Oppenheimer Rochester Maryland Municipal Fund	2,619	2,895
Oppenheimer Rochester Massachusetts Municipal Fund	2,619	2,895
Oppenheimer Rochester Michigan Municipal Fund	2,619	2,895
Oppenheimer Rochester Minnesota Municipal Fund	2,619	2,895
Oppenheimer Rochester National Municipals	2,500	2,619
Oppenheimer Rochester North Carolina Municipal Fund	2,619	2,895
Oppenheimer Rochester Ohio Municipal Fund	2,619	2,895
Oppenheimer Rochester Short Term Municipal Fund	2,619	0
Oppenheimer Rochester Virginia Municipal Fund	2,619	2,895
Oppenheimer Select Value Fund	0	0
Oppenheimer Small- & Mid- Cap Growth Fund	0	0
Oppenheimer Small- & Mid- Cap Value Fund	0	0
Oppenheimer U.S. Government Trust	0	0
Oppenheimer Value Fund	0	0
Rochester Fund Municipals	2,500	2,619

Fees for Funds’ Investment Adviser, any Entity Controlling, Controlled by or Under

Common Control with the Adviser

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	264,139	414,870
Oppenheimer AMT-Free Municipals	324,306	168,500
Oppenheimer California Municipal Fund	324,306	168,500
Oppenheimer Capital Appreciation Fund	408,556	159,500
Oppenheimer Developing Markets Fund	408,556	159,500
Oppenheimer Discovery Fund	416,206	153,900
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	426,206	215,103
Oppenheimer Flexible Strategies Fund	426,206	215,103
Oppenheimer Global Allocation Fund	426,206	215,103
Oppenheimer Global Fund	416,206	153,900
Oppenheimer Global Multi Strategies Fund	402,806	227,900
Oppenheimer Global Opportunities Fund	416,206	153,900
Oppenheimer Global Value Fund	402,806	287,900
Oppenheimer Gold & Special Minerals Fund	371,806	206,000
Oppenheimer Institutional Money Market Fund	402,806	227,900
Oppenheimer International Diversified Fund	402,806	287,900
Oppenheimer International Growth Fund	321,206	196,703
Oppenheimer International Small Company Fund	408,556	159,500
Oppenheimer International Value Fund	321,206	196,703
Oppenheimer Limited Term California Municipal Fund	324,306	168,500
Oppenheimer Master International Value Fund, LLC	402,806	287,900
Oppenheimer Money Market Fund, Inc.	324,306	168,500
Oppenheimer New Jersey Municipal Fund	324,306	168,500
Oppenheimer Pennsylvania Municipal Fund	324,306	168,500
Oppenheimer Portfolio Series: Active Allocation Fund	264,139	414,870
Oppenheimer Portfolio Series: Conservative Investor Fund	264,139	414,870
Oppenheimer Portfolio Series: Equity Investor Fund	264,139	414,870
Oppenheimer Portfolio Series: Moderate Investor Fund	264,139	414,870
Oppenheimer Real Estate Fund	402,806	287,900
Oppenheimer Rising Dividends Fund	426,206	215,103
Oppenheimer Rochester AMT-Free New York Municipal Fund	416,206	153,900
Oppenheimer Rochester Arizona Municipal Fund	439,009	387,900
Oppenheimer Rochester Intermediate Term Municipal Fund	416,206	153,900
Oppenheimer Rochester Limited Term Municipal Fund	416,206	153,900
Oppenheimer Rochester Maryland Municipal Fund	439,009	387,900
Oppenheimer Rochester Massachusetts Municipal Fund	439,009	387,900
Oppenheimer Rochester Michigan Municipal Fund	439,009	387,900
Oppenheimer Rochester Minnesota Municipal Fund	439,009	387,900
Oppenheimer Rochester National Municipals	324,306	168,500
Oppenheimer Rochester North Carolina Municipal Fund	439,009	387,900
Oppenheimer Rochester Ohio Municipal Fund	439,009	387,900
Oppenheimer Rochester Short Term Municipal Fund	402,806	0
Oppenheimer Rochester Virginia Municipal Fund	439,009	387,900
Oppenheimer Select Value Fund	402,806	287,900
Oppenheimer Small- & Mid- Cap Growth Fund	426,206	215,103
Oppenheimer Small- & Mid- Cap Value Fund	426,206	215,103
Oppenheimer U.S. Government Trust	408,556	159,500
Oppenheimer Value Fund	426,206	215,103
Rochester Fund Municipals	264,139	414,870

Tax Fees. Tax Fees would include tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. KPMG received the following amounts, , for each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Funds. For the most recent fiscal year or fiscal year prior to the most recent fiscal year, KPMG did not receive any Tax Fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	0	900
Oppenheimer AMT-Free Municipals	3,550	950
Oppenheimer California Municipal Fund	3,550	950
Oppenheimer Capital Appreciation Fund	3,700	950
Oppenheimer Developing Markets Fund	55,682	25,640
Oppenheimer Discovery Fund	0	6,025
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	0	900
Oppenheimer Flexible Strategies Fund	0	900
Oppenheimer Global Allocation Fund	38,415	14,740
Oppenheimer Global Fund	2,675	12,235
Oppenheimer Global Multi Strategies Fund	4,800	520
Oppenheimer Global Opportunities Fund	0	10,830
Oppenheimer Global Value Fund	2,000	10,075
Oppenheimer Gold & Special Minerals Fund	11,200	7,650
Oppenheimer Institutional Money Market Fund	4,075	2,225
Oppenheimer International Diversified Fund	750	7,550
Oppenheimer International Growth Fund	6,180	2,690
Oppenheimer International Small Company Fund	11,801	42,941
Oppenheimer International Value Fund	3,400	8,000
Oppenheimer Limited Term California Municipal Fund	3,550	950
Oppenheimer Master International Value Fund, LLC	13,930	3,165
Oppenheimer Money Market Fund, Inc.	3,300	725
Oppenheimer New Jersey Municipal Fund	3,550	950
Oppenheimer Pennsylvania Municipal Fund	3,550	950
Oppenheimer Portfolio Series: Active Allocation Fund	0	6,075
Oppenheimer Portfolio Series: Conservative Investor Fund	0	6,075
Oppenheimer Portfolio Series: Equity Investor Fund	0	6,075
Oppenheimer Portfolio Series: Moderate Investor Fund	0	6,075
Oppenheimer Rising Dividends Fund	0	900
Oppenheimer Rochester AMT-Free New York Municipal Fund	0	4,650
Oppenheimer Rochester Arizona Municipal Fund	1,000	11,050
Oppenheimer Rochester Intermediate Term Municipal Fund	0	1,800
Oppenheimer Rochester Limited Term Municipal Fund	0	4,600
Oppenheimer Rochester Maryland Municipal Fund	1,000	11,050
Oppenheimer Rochester Massachusetts Municipal Fund	1,000	11,050
Oppenheimer Rochester Michigan Municipal Fund	1,000	11,050
Oppenheimer Rochester Minnesota Municipal Fund	1,000	11,050
Oppenheimer Rochester National Municipals	3,550	950
Oppenheimer Rochester North Carolina Municipal Fund	1,000	11,050
Oppenheimer Rochester Ohio Municipal Fund	1,000	11,050
Oppenheimer Rochester Short Term Municipal Fund	2,400	2,150
Oppenheimer Rochester Virginia Municipal Fund	1,000	11,050
Oppenheimer Select Value Fund	1,000	8,650
Oppenheimer Small- & Mid- Cap Growth Fund	0	950
Oppenheimer Small- & Mid- Cap Value Fund	0	900
Oppenheimer U.S. Government Trust	3,800	1,075
Oppenheimer Value Fund	0	950
Rochester Fund Municipals	0	900

Fees for Funds’ Investment Adviser, any Entity Controlling, Controlled by or Under

Common Control with the Adviser

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	451,924	0
Oppenheimer AMT-Free Municipals	317,764	0
Oppenheimer California Municipal Fund	317,764	0
Oppenheimer Capital Appreciation Fund	317,764	0
Oppenheimer Developing Markets Fund	317,764	0
Oppenheimer Discovery Fund	359,124	0
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	386,424	0
Oppenheimer Flexible Strategies Fund	386,424	0
Oppenheimer Global Allocation Fund	386,424	0
Oppenheimer Global Fund	359,124	0
Oppenheimer Global Multi Strategies Fund	190,051	0
Oppenheimer Global Opportunities Fund	359,124	0
Oppenheimer Global Value Fund	190,051	0
Oppenheimer Gold & Special Minerals Fund	317,764	0
Oppenheimer Institutional Money Market Fund	190,051	0
Oppenheimer International Diversified Fund	190,051	0
Oppenheimer International Growth Fund	386,424	0
Oppenheimer International Small Company Fund	317,764	0
Oppenheimer International Value Fund	386,424	0
Oppenheimer Limited Term California Municipal Fund	317,764	0
Oppenheimer Master International Value Fund, LLC	190,051	0
Oppenheimer Money Market Fund, Inc.	317,764	0
Oppenheimer New Jersey Municipal Fund	317,764	0
Oppenheimer Pennsylvania Municipal Fund	317,764	0
Oppenheimer Portfolio Series: Active Allocation Fund	451,924	0
Oppenheimer Portfolio Series: Conservative Investor Fund	451,924	0
Oppenheimer Portfolio Series: Equity Investor Fund	451,924	0
Oppenheimer Portfolio Series: Moderate Investor Fund	451,924	0
Oppenheimer Real Estate Fund	190,051	0
Oppenheimer Rising Dividends Fund	386,424	0
Oppenheimer Rochester AMT-Free New York Municipal Fund	359,124	0
Oppenheimer Rochester Arizona Municipal Fund	190,051	0
Oppenheimer Rochester Intermediate Term Municipal Fund	359,124	0
Oppenheimer Rochester Limited Term Municipal Fund	359,124	0
Oppenheimer Rochester Maryland Municipal Fund	190,051	0
Oppenheimer Rochester Massachusetts Municipal Fund	190,051	0
Oppenheimer Rochester Michigan Municipal Fund	190,051	0
Oppenheimer Rochester Minnesota Municipal Fund	190,051	0
Oppenheimer Rochester National Municipals	317,764	0
Oppenheimer Rochester North Carolina Municipal Fund	190,051	0
Oppenheimer Rochester Ohio Municipal Fund	190,051	0
Oppenheimer Rochester Short Term Municipal Fund	190,051	0
Oppenheimer Rochester Virginia Municipal Fund	190,051	0
Oppenheimer Select Value Fund	190,051	0
Oppenheimer Small- & Mid- Cap Growth Fund	386,424	0
Oppenheimer Small- & Mid- Cap Value Fund	386,424	0
Oppenheimer U.S. Government Trust	317,764	0
Oppenheimer Value Fund	386,424	0
Rochester Fund Municipals	451,924	0

All Other Fees. All other fees would include products and services provided by KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings. KPMG received no such fees from the Funds or from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund, during each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year.

During its regularly scheduled periodic meetings, the Funds’ Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund’s fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit. All services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Aggregate Non-Audit Services. KPMG received the following aggregate non-audit amounts, during each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Rochester Limited Term New York Municipal Fund	718,563	418,389
Oppenheimer AMT-Free Municipals	648,120	172,069
Oppenheimer California Municipal Fund	648,120	172,069
Oppenheimer Capital Appreciation Fund	730,020	160,450
Oppenheimer Developing Markets Fund	782,002	185,140
Oppenheimer Discovery Fund	775,330	159,925
Oppenheimer Diversified Alternatives Fund	N/A	N/A
Oppenheimer Equity Income Fund, Inc.	812,630	216,003
Oppenheimer Flexible Strategies Fund	812,630	216,003
Oppenheimer Global Allocation Fund	851,045	231,343
Oppenheimer Global Fund	778,005	166,135
Oppenheimer Global Multi Strategies Fund	599,157	228,420
Oppenheimer Global Opportunities Fund	775,330	164,730
Oppenheimer Global Value Fund	594,857	297,975
Oppenheimer Gold & Special Minerals Fund	700,770	215,150
Oppenheimer Institutional Money Market Fund	596,932	230,125
Oppenheimer International Diversified Fund	593,607	295,450
Oppenheimer International Growth Fund	713,810	199,393
Oppenheimer International Small Company Fund	738,121	202,441
Oppenheimer International Value Fund	711,030	204,703
Oppenheimer Limited Term California Municipal Fund	648,120	172,069
Oppenheimer Master International Value Fund, LLC	606,787	291,065
Oppenheimer Money Market Fund, Inc.	645,370	169,225
Oppenheimer New Jersey Municipal Fund	648,120	172,069
Oppenheimer Pennsylvania Municipal Fund	648,120	172,069
Oppenheimer Portfolio Series: Active Allocation Fund	726,113	420,945
Oppenheimer Portfolio Series: Conservative Investor Fund	720,413	420,945
Oppenheimer Portfolio Series: Equity Investor Fund	716,063	420,945
Oppenheimer Portfolio Series: Moderate Investor Fund	726,113	420,945
Oppenheimer Real Estate Fund	593,857	294,550
Oppenheimer Rising Dividends Fund	812,630	216,003
Oppenheimer Rochester AMT-Free New York Municipal Fund	777,830	161,169
Oppenheimer Rochester Arizona Municipal Fund	632,679	401,845
Oppenheimer Rochester Intermediate Term Municipal Fund	777,830	158,319
Oppenheimer Rochester Limited Term Municipal Fund	777,830	161,119
Oppenheimer Rochester Maryland Municipal Fund	632,679	401,845
Oppenheimer Rochester Massachusetts Municipal Fund	632,679	401,845
Oppenheimer Rochester Michigan Municipal Fund	632,679	401,845
Oppenheimer Rochester Minnesota Municipal Fund	632,679	401,845
Oppenheimer Rochester National Municipals	648,120	172,069
Oppenheimer Rochester North Carolina Municipal Fund	632,679	401,845
Oppenheimer Rochester Ohio Municipal Fund	632,679	401,845
Oppenheimer Rochester Short Term Municipal Fund	597,876	2,150
Oppenheimer Rochester Virginia Municipal Fund	632,679	401,845
Oppenheimer Select Value Fund	593,857	296,550
Oppenheimer Small- & Mid- Cap Growth Fund	812,630	216,053
Oppenheimer Small- & Mid- Cap Value Fund	812,630	216,003
Oppenheimer U.S. Government Trust	730,120	160,575
Oppenheimer Value Fund	812,630	216,053
Rochester Fund Municipals	718,563	418,389

The Funds’ current Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence. No such services were rendered.

APPENDIX G

Borrowing

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Current restriction identical/substantially similar to proposed model:

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

Gold & Special Minerals Fund

Institutional Money Market Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

Money Market Fund

Pennsylvania Municipal Fund

Real Estate Fund

Rising Dividends

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

Select Value Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
Discovery Fund New Jersey Municipal Fund	The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
Limited Term California Municipal Fund	The Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.
Rochester National Municipals	The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.
Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
Rochester Intermediate Term Municipal Fund	The Fund may not borrow money, except to the extent permitted under the Investment Company Act of 1940 (the "Investment Company Act" or the "1940 Act"), the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Concentration of Investments

Fund	Proposed Fundamental Policy-Concentration of Investments

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Limited Term California Municipal Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Active Allocation Fund

Conservative Investor Fund

Equity Investor Fund

Moderate Investor Fund

Rising Dividends

Rochester National Municipals

Rochester Arizona Municipal Fund

Rochester Intermediate Term Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

Select Value Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Gold & Special Minerals Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in investments in the metals, mining and minerals industries and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Institutional Money Market Fund Money Market Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
Real Estate Fund	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in the real estate industry, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Fund	Current Fundamental Policy – Concentration of Investments

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

Select Value Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
Global Value Fund Rising Dividends	The Fund cannot invest more than 25% of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	The Fund cannot invest more than 25% of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
Gold & Special Minerals Fund	With the exception of its investments in Mining Securities and Metal Investments, the Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
The Fund invests at least 25% of its investments in mining and metal investments.
Institutional Money Market Fund	The Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. government and its agencies and instrumentalities and certain instruments issued by domestic banks).
Money Market Fund	The Fund cannot invest 25% or more of its total assets in any one industry. Except for obligations issued or guaranteed by foreign banks, the Fund's investments in U.S. Government securities and bank obligations described in the Prospectus are not included in this limitation.
Rochester AMT-Free New York Municipal Fund Rochester Limited Term New York Municipal Fund Rochester Fund Municipals	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to New York municipal securities.
Limited Term California Municipal Fund California Municipal Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to California municipal securities.
New Jersey Municipal Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.
Pennsylvania Municipal Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to Pennsylvania municipal securities.
Rochester National Municipals Rochester Intermediate Term Municipal Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
Rochester Short Term Municipal Fund	The Fund cannot invest 25% or more of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by other investment companies. Nor does that limit apply to municipal securities in general or to the Fund's municipal securities.
AMT-Free Municipals	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general.
Real Estate Fund	The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in the real estate industry in general.

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund's respective State's municipal securities.

Diversification of Investments

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Diversification of Investments

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

Rochester National Municipals

Rising Dividends Fund

Value Fund

Small- & Mid-Cap Growth Fund

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of the issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
Global Allocation Fund	The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments issued of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
Gold & Special Minerals Fund	The Fund is “non-diversified” under the Investment Company Act.
Institutional Money Market Fund	The Fund cannot make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act.
The Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. government or its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.
Money Market Fund	The Fund cannot invest more than 5% of its total assets in securities of any issuer (except the U.S. Government or its agencies or instrumentalities).
Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered to be its pro rata portion of each Underlying Fund's portfolio securities.
Select Value Fund	The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or to securities of other investment companies.
Small- and Mid-Cap Value Fund U.S. Government Trust	The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

Note: The following Funds have no fundamental policy relating to diversification: California Municipal Fund, Limited-Term California Municipal Fund, New Jersey Municipal Fund, Pennsylvania Municipal Fund, Real Estate Fund, Rochester Arizona Municipal Fund, Rochester Intermediate Term Municipal Fund, Rochester Maryland Municipal Fund, Rochester Massachusetts Municipal Fund, Rochester Michigan Municipal Fund, Rochester Minnesota Municipal Fund, Rochester North Carolina Municipal Fund, Rochester Ohio Municipal Fund, Rochester Short Term Municipal Fund and Rochester Virginia Municipal Fund.

Lending

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Current restriction identical/substantially similar to proposed model:

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

Gold & Special Minerals Fund

Institutional Money Market Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Limited Term California Municipal Fund

Rochester Limited Term Municipal Fund

Master International Value Fund

Money Market Fund

Rochester National Municipals

Pennsylvania Municipal Fund

Active Allocation Fund

Conservative Investor Fund

Equity Investor Fund

Moderate Investor Fund

Real Estate Fund

Rising Dividends Fund

Rochester Arizona Municipal Fund

Rochester Intermediate Term Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

Select Value Fund

Value Fund

Small- and Mid-Cap Growth Fund

Small- and Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

New Jersey Municipal Fund

The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Real Estate and Commodities

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Real Estate & Commodities
Gold & Special Minerals Fund	The Fund cannot invest in real estate, physical commodities or commodity contracts (other than the hedging instruments or Metal Investments permitted by any of its other investment policies) except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. It does not matter whether the hedging instrument or Metal Investment is considered to be a commodity or commodity contract.
Rochester Limited Term Municipal Fund	The Fund cannot invest in real estate. However, the Fund can invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.
Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	A Fund cannot purchase real estate or commodities; however, a Fund may use commodity contracts approved by its Board.

Current restriction identical/substantially similar to proposed model:

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Capital Appreciation Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Allocation Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

Institutional Money Market Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Limited Term California Municipal Fund

Master International Value Fund

Money Market Fund

Rochester National Municipals

Pennsylvania Municipal Fund

Real Estate Fund

Rising Dividends Fund
Rochester Arizona Municipal Fund

Rochester Intermediate Term Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

Select Value Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
New Jersey Municipal Fund	The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Senior Securities

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Senior Securities
Institutional Money Market Fund	The Fund cannot issue senior securities to the extent such issuance would violate applicable law.
Rochester Limited Term Municipal Fund	The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated or margin collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Current restriction identical/substantially similar to proposed model:

AMT-Free Municipals

Rochester AMT-Free New York Municipal Fund

California Municipal Fund

Developing Markets Fund

Discovery Fund

Equity Income Fund

Flexible Strategies Fund

Global Fund

Global Multi Strategies Fund

Global Opportunities Fund

Global Value Fund

Gold & Special Minerals Fund

International Diversified Fund

International Growth Fund

International Small Company Fund

International Value Fund

Limited Term California Municipal Fund

Master International Value Fund

Money Market Fund

Rochester National Municipals

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Active Allocation Fund

Conservative Investor Fund

Equity Investor Fund

Moderate Investor Fund

Rising Dividends Fund
Rochester Arizona Municipal Fund

Rochester Intermediate Term Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund

Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Virginia Municipal Fund

Value Fund

Small- & Mid-Cap Growth Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

Rochester Fund Municipals

Rochester Limited Term New York Municipal Fund

The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Capital Appreciation Fund Real Estate Fund Select Value Fund

The Fund cannot issue “senior securities” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Allocation Fund

The Fund cannot issue senior securities except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Rochester Short Term Municipal Fund

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Underwriting
Rochester Limited Term New York Municipal Fund	The Fund may not underwrite securities of other issuers, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
AMT-Free Municipals	The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its portfolio.

Rochester AMT-Free New York Municipal Fund

Rochester Arizona Municipal Fund

Rochester Maryland Municipal Fund

Rochester Massachusetts Municipal Fund

Rochester Michigan Municipal Fund
Rochester Minnesota Municipal Fund

Rochester North Carolina Municipal Fund

Rochester Ohio Municipal Fund

Rochester Short Term Municipal Fund

Rochester Virginia Municipal Fund

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
Capital Appreciation Fund Select Value Fund	The Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

Developing Markets Fund

Global Fund

Global Opportunities Fund

Global Value Fund

Gold & Special Minerals Fund

International Growth Fund

International Small Company Fund

Limited Term California Municipal Fund

Master International Value Fund

Rochester National Municipals

New Jersey Municipal Fund

Pennsylvania Municipal Fund

Rochester Intermediate Term Municipal Fund

Small- & Mid-Cap Growth Fund

The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
Discovery Fund	The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933, as amended, when reselling any securities held in its own portfolio.

California Municipal Fund

Equity Income Fund

Flexible Strategies Fund

Global Multi Strategies Fund

Institutional Money Market Fund

International Diversified Fund

International Value Fund

Money Market Fund

Small- & Mid-Cap Value Fund

U.S. Government Trust

The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
Global Allocation Fund	The Fund cannot underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
Rochester Limited Term Municipal Fund	The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling in securities held in its portfolio.
Active Allocation Fund Conservative Investor Fund Equity Investor Fund Moderate Investor Fund	A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act, as amended, when reselling securities held in its own portfolio.
Real Estate Fund	The Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
Rising Dividends Fund	The Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, when reselling securities held in its own portfolio.
Value Fund	The Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.
Rochester Fund Municipals	The Fund may not underwrite securities of other issuers, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Tax-Free Securities

Proposed Fundamental Policy

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal and, as applicable, the Fund’s state income tax.

Fund	Current Policy-Tax-free Securities
Rochester AMT-Free New York Municipal Fund

Prospectus:

Under normal market conditions the Fund invests at least 80% of its net assets in New York municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal and New York State and New York City personal income taxes (referred to as "New York municipal securities"). These primarily include municipal bonds, municipal notes, and interests in municipal leases.

The Fund's New York municipal securities include tax-exempt debt obligations issued by the State of New York or its political subdivisions (cities, towns and counties, for example); agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York; and New York municipal securities also include U.S. territories, commonwealths and possessions (for example, Puerto Rico, Guam and the Virgin Islands) that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and New York State and New York City personal income taxes.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and the Fund's state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions.

The Fund invests at least 80% of its net assets in New York municipal securities.

Pennsylvania Municipal Fund

Prospectus:

Under normal market conditions, the Fund seeks to invest 100% of its net assets in municipal securities and as a fundamental policy, invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal and Pennsylvania personal income taxes and from the investment income tax of the school district of Philadelphia. These securities primarily include municipal bonds, municipal notes and interests in municipal leases. Pennsylvania municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to Pennsylvania and federal income tax. These securities are "Pennsylvania municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Pennsylvania taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Pennsylvania. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Pennsylvania municipal securities. This includes securities that generate income subject to the alternative minimum tax.

New Jersey Municipal Fund

Prospectus:

Under normal market conditions, the Fund seeks to invest 100% of its net assets in municipal securities, and as a fundamental policy, invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal and New Jersey individual income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases. New Jersey municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to New Jersey and federal income tax. These securities are "New Jersey municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from New Jersey taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of New Jersey. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in New Jersey municipal securities. This includes securities that generate income subject to the alternative minimum tax.

Rochester National Municipals

Prospectus:

The Fund invests in municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal income tax. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax. This includes securities that generate income subject to the alternative minimum tax.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax.

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

Rochester Intermediate Term Municipal Fund

Prospectus:
Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax. Securities that generate income subject to the alternative minimum tax ("AMT") will count towards this 80% requirement, however, the Fund will not invest more than 5% of its net assets in securities that produce income subject to the AMT. The Fund invests primarily in municipal bonds, municipal notes and interests in municipal leases and commercial paper issued by the governments of states, their political subdivisions (such as cities, towns and counties), the District of Columbia, or by their agencies, instrumentalities and authorities.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax.

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

Rochester Short Term Municipal Fund

Prospectus:

Under normal market conditions the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that pay interest that is, in the opinion of bond counsel to the issuer at the time the security is issued, exempt from federal individual income tax. Securities that generate income subject to the alternative minimum tax ("AMT") will count towards this 80% requirement, however the Fund will not invest more than 5% of its net assets in securities that produce income subject to the AMT.

The Fund invests primarily in municipal bonds, municipal notes and interests in municipal leases and commercial paper issued by the governments of states, their political subdivisions (such as cities, towns and counties), the District of Columbia, or by their agencies, instrumentalities and authorities.

SAI:

It will invest at least 80% of its net assets, plus borrowing for investment purposes, in securities that pay interest that is, in the opinion of bond counsel to the issuer at the time the security is issued, exempt from federal individual income tax. Securities that generate income subject to the alternative minimum tax ("AMT") will count towards this 80% requirement, however the Fund will not invest more than 5% of its net assets in securities that produce income subject to the AMT.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investments the income from which, in the opinion of counsel to the issuer of each investment at the time the security is issued is exempt from federal individual income tax.

Rochester Limited Term New York Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 95% of its net assets (plus borrowings for investment purposes) in securities issued by:

  the State of New York and its political subdivisions (cities, towns and counties, for example), agencies, instrumentalities (these are state-chartered corporations) and public authorities of the State of New York, and territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands).

These are referred to as "New York municipal securities" in this prospectus, which are securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, New York state and New York city personal income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases.

AMT-Free Municipals

Prospectus:

The Fund invests mainly in municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal individual income tax. These primarily include municipal bonds, municipal notes, interests in municipal leases, and tax-exempt commercial paper. Under normal market conditions, the Fund attempts to invest 100% of its assets in municipal securities. As a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

California Municipal Fund

Prospectus:

Under normal market conditions, the Fund seeks to invest 100% of its net assets in municipal securities, and as a fundamental policy, invests at least 80% of its net assets (plus borrowings for investment purposes) in California municipal securities that, in the opinion of counsel to the issuer of the securities, are exempt from federal and California individual income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases. California municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to California and federal income tax. These securities are "California municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from California taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of California. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Limited Term California Municipal Fund

Prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in California municipal securities that, in the opinion of counsel to the issuer of the securities, are exempt from federal and California individual income taxes. These securities primarily include municipal bonds, municipal notes and interests in municipal leases. California municipal securities also include debt obligations of the governments of certain territories, possessions and commonwealths of the United States, if the interest is not subject to California and federal income tax. These securities are "California municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from California taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of California. A substantial portion of the Fund's California municipal securities may pay interest that is subject to the federal alternative minimum tax. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Limited Term Municipal Fund

Prospectus:

Under normal circumstances and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade municipal securities that are exempt from federal income tax (including securities subject to alternative minimum tax).

The Fund invests in municipal securities issued by the governments of states, their political subdivisions (such as cities, towns and counties), the District of Columbia, U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued). These securities primarily include municipal bonds, municipal notes and interests in municipal leases.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade securities that are exempt from federal income tax (including securities subject to alternative minimum tax). Municipal securities are generally classified as general obligation bonds, revenue bonds and notes

Rochester Fund Municipals

Prospectus:

The Fund invests mainly in New York municipal securities that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal and New York personal income taxes. To seek its investment objective:

  As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in tax-exempt securities, including securities subject to alternative minimum tax,

The Fund's tax-exempt investments can include a wide variety of debt obligations, including securities issued by:

  the State of New York and its political subdivisions (for example, cities, towns and counties), agencies, public authorities and instrumentalities (these are state-chartered corporations) of the State of New York, and territories, commonwealths and possessions of the United States (for example, Puerto Rico, Guam and the Virgin Islands) that pay interest that, in the opinion of counsel to the issuer of each security, is exempt from federal, New York State and New York City personal income taxes.

     These are referred to as "New York municipal securities" in this prospectus.

SAI:

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in tax-exempt securities, including securities subject to alternative minimum tax. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.

Rochester Arizona Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Arizona state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Arizona, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Arizona state income tax. These securities are "Arizona municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Arizona taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Arizona. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Maryland Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Maryland state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Maryland, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Maryland state income tax. These securities are "Maryland municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Maryland taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Maryland. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Massachusetts Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Massachusetts state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Massachusetts, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Massachusetts state income tax. These securities are "Massachusetts municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Massachusetts taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Massachusetts. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Michigan Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Michigan state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Michigan, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Michigan state income tax. These securities are "Michigan municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Michigan taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Michigan. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Minnesota Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Minnesota state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Minnesota, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Minnesota state income tax. These securities are "Minnesota municipal securities" for purposes of this prospectus.

While the Fund is required under normal market conditions to invest at least 80% of its net assets in securities the income from which is exempt from both federal and Minnesota individual income tax, the Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays, including any exempt-interest dividends exempt from state taxation under federal law, are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester North Carolina Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and North Carolina state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of North Carolina, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or North Carolina state income tax. These securities are "North Carolina municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from North Carolina taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of North Carolina. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Ohio Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Ohio state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Ohio, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Ohio state income tax. These securities are "Ohio municipal securities" for purposes of this prospectus.
     Securities whose interest is exempt from Ohio taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Ohio. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Rochester Virginia Municipal Fund

Prospectus:

Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Virginia state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those of issuers located outside of Virginia, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Virginia state income tax. These securities are "Virginia municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Virginia taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Virginia. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

SAI:

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Miscellaneous Investment Strategy Restrictions

Current fundamental policies would be eliminated.

Fund	Current Fundamental Policy – Miscellaneous
Rochester AMT-Free New York Municipal Fund	The Fund cannot purchase any securities that are subject to restrictions on resale.
Gold & Special Minerals Fund	The Fund cannot invest in Metal Investments if, as a result, more than 10% of the Fund's total assets would be invested in Metal Investments.
Gold & Special Minerals Fund	The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), and (2) an individual stock ("single stock futures"). This limitation is a fundamental policy.
Gold & Special Minerals Fund	The Fund will not invest more than 5% of its total assets in warrants or rights and not more than 2% of its total assets in warrants and rights that are not listed on the New York Stock Exchange or the American Stock Exchange. This limitation does not apply to warrants the Fund acquires as part of securities units or that are attached to other securities the Fund buys. These percentage limitations are fundamental policies.
Rochester Fund Municipals	As a fundamental policy, securities purchased on a "when-issued" or "delayed-delivery" basis cannot exceed 10% of the Fund's net assets.
Global Fund	As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.
Global Opportunities Fund	As a fundamental policy, the Fund normally will invest in at least four countries, including the United States.
New Jersey Municipal Fund	The Fund cannot invest in other investment companies except to the extent permitted by the Act.
Flexible Strategies Fund	The Fund can invest up to 5% of its total assets in warrants but no more than 2% of its total assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. Those percentage limitations are fundamental policies.

Appendix H

Agreement and Declaration of Trust

of

[Fund Name]

THIS AGREEMENT AND DECLARATION OF TRUST is made as of [____________] [__], 20[__] for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth.

WHEREAS, the Trust shall be formed under the Delaware Act upon the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

NOW, THEREFORE, the Trustees do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions.

ARTICLE I
Name and Definitions

Section 1.1 Name

. The name of the Trust is [Fund Name] and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon approval by the Trustees of such change or any document (including any Registration Statement) reflecting such change. Any name change of the Trust shall become effective upon the filing of a certificate of amendment under the Delaware Act reflecting such change. Any such action shall have the status of an amendment to this Declaration of Trust. In the event of any name change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change, which notice will be deemed given if the changed name is reflected in any Registration Statement.

Section 1.2 Definitions

. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “By-Laws” shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(b) “Certificate of Trust” shall mean the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act to form the Trust;

(c) “Class” shall mean a class of Shares of the Trust or of any Series of the Trust established in accordance with the provisions of Article III hereof;

(d) “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act;

(e) “Covered Person” shall have the meaning given it in Section 7.5 hereof;

(f) “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g) “Delaware Act” shall mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq.;

(h) “Exchange” shall have the meaning given it in Section 6.2(a) hereof;

(i) “General Assets” shall have the meaning given it in Section 3.6(a) hereof;

(j) “Investment Manager” or “Manager” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.8 hereof;

(k) “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and interpretations thereunder, and any order or orders thereunder which may from time to time be applicable to the Trust. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees;

(l) “Person” shall mean and include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(m) “Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any prospectus or statement of additional information forming a part thereof;

(n) “Schedule A” shall have the meaning given it in Section 3.6 hereof;

(o) “Series” shall mean each series of Shares referenced in, or established under or in accordance with, the provisions of Article III;

(p) “Shareholder” shall mean a record owner of outstanding Shares;

(q) “Shares” shall mean the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(r) “Trust” shall mean the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(s) “Trust Property” shall mean any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

(t) “Trustees” or “Board of Trustees” shall mean the persons who have signed this Declaration of Trust and all other persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his, her or their capacities as trustee or trustees hereunder. Unless otherwise required by the context or specifically provided, any reference herein to the Trustees shall refer to the Trustee at any time that there is only one Trustee of the Trust.

ARTICLE II
Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III
Shares

Section 3.1 Division of Beneficial Interest

. The beneficial interest in the Trust shall be divided into Shares. The Trust and any Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of the Trust and each Series and Class authorized hereunder is unlimited. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any Series or Class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series and Class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class, (i) to divide the beneficial interest in each Series or Class into Shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001), (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in the treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of the Trust or any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of the Trust or such Series or Class in the assets held with respect to the Trust or such Series or Class, (v) to classify or reclassify any Shares of the Trust or any Series or Class into Shares of one or more Series or Classes (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class) and (vi) to take such other action with respect to the Shares of the Trust or any Series or Class as the Trustees may deem desirable.

Subject to the distinctions permitted among Classes of the Trust or any Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of the Trust or any Series shall represent an equal beneficial interest in the net assets of the Trust or such Series, and each Shareholder of the Trust or any Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust and of any or all Series or Classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class, except as the context otherwise requires.

Notwithstanding any other provision of this Declaration of Trust, including Section 4.5 hereof, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. Shares held in the Trust’s treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.2 Ownership of Shares

. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the Shares held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of the Trust and of each Series and Class held from time to time by each Shareholder. No Shareholder shall be entitled to receive payment of any distribution or to have notice given to such Shareholder of any meeting or other action in respect of the Trust or any Series or Class until such Shareholder has given its address and such other information as shall be required to such officer or agent of the Trust or such Series or Class as shall keep the record books of the Trust or such Series or Class for entry thereof.

Section 3.3 Transfer of Shares

. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer or similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Section 3.4 Investments in the Trust

. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees or their authorized agents from time to time may authorize in their sole discretion. The Trustees and their authorized agents shall have the right to refuse to issue Shares to any Person at any time and for any reason.

Section 3.5 Status of Shares and Limitation of Personal Liability

. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 3.6 Establishment of Series and Classes of Shares

. Subject to the provisions of this Section 3.6, the Trust shall consist of the Series and Classes indicated on Schedule A attached hereto (“Schedule A”), as such Schedule A may be amended from time to time. The Series and Classes indicated on Schedule A as of the date hereof are hereby established and are referred to as the “Initial Series and Classes.” The establishment of any Series or Class of Shares (other than the Initial Series and Classes) shall be effective upon the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series or Class including any Registration Statement, any amendment and/or restatement of this Declaration of Trust and/or Schedule A or as otherwise provided in such resolution. Upon the establishment of any Series or Class of Shares or the termination of any existing Series or Class of Shares, Schedule A shall be amended to reflect the addition or termination of such Series or Class and any officer of the Trust is hereby authorized to make such amendment; provided that the amendment of Schedule A shall not be a condition precedent to the establishment or termination of any Series or Class in accordance with this Declaration of Trust. The relative rights and preferences of each Series and each Class (including the Initial Series and Classes) shall be as set forth herein and as set forth in any Registration Statement relating thereto, unless (with respect to any Series or Class other than the Initial Series and Classes) otherwise provided in the resolution establishing such Series or Class. Any action that may be taken by the Trustees with respect to any Series or Class, including any addition, modification, division, combination, classification, reclassification, change of name or termination may be made in the same manner as the establishment of such Series or Class.

Unless otherwise provided in any Registration Statement relating thereto, Shares of the Initial Series and Classes and each additional Series or Class established pursuant to this Article III (unless otherwise provided in the resolution establishing such additional Series or Class), shall have the following relative rights and preferences:

(a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that the Trust has only issued Shares of two or more Series (and not Shares of the Trust) and there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Held with Respect to a Particular Series. All liabilities of the Trust held with respect to a particular Series and all expenses, costs, charges and reserves attributable to that Series shall be charged against the assets held with respect to that Series. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the Certificate of Trust or in an amendment thereto. To the extent required by Section 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities set forth in this Section 3.6, (i) separate and distinct records shall be maintained for each Series, (ii) the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series and/or (iii) the records maintained for each Series shall account for the assets held with respect to such Series separately from the assets of any other Series and from the General Assets of the Trust not allocated to such Series.

(c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including Article VI, no dividend or distribution on the Shares of any Series, including any distribution paid in connection with termination of the Trust or such Series or any Class of such Series, nor any redemption or repurchase of, the Shares of such Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have the sole discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon all Shareholders for all purposes.

(d) Fractions. Any fractional Share of the Trust or any Series shall carry proportionately all the rights and obligations of a whole Share of the Trust or any Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(e) Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

(f) Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of the Trust or any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class and in connection therewith to cause the Shareholders of each such Series or Class to become shareholders of such single Series or Class.

(g) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(h) Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

Section 3.7 Constant Net Asset Value

. If the Trust or any Series or Class holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the Trust or such Series or Class by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of the Trust or such Series or Class at a constant dollar amount.

ARTICLE IV
The Board of Trustees

Section 4.1 Number, Election and Tenure

. The initial Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees shall be the number of persons so signing until changed by the Trustees, and the Trustees may fix the number of Trustees from time to time; provided that the number of Trustees shall at all times be at least one (1). Each Trustee shall serve during the continued lifetime of the Trust until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve as herein provided. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee may be removed by action of a majority of the Trustees with or without cause. Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Section 4.2 Effect of Death, Resignation, etc. of a Trustee

. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Manager(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 4.3 Powers

. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws providing for the regulation and management of the affairs of the Trust and may amend and repeal such By-Laws; enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal or incapacity of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened to be brought before any court, administrative agency or other adjudicatory body; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer or similar agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters, or both, or otherwise, including pursuant to one or more distribution plans of any kind; set record dates for the determination of Shareholders with respect to various matters; establish a registered office and have a registered agent in the State of Delaware; and declare and pay dividends and distributions to Shareholders. The Trustees have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any Series or Class or any Shareholder. Unless otherwise expressly provided herein or required by federal law including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Shareholders.

Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, mortgage, hypothecate, lease, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in, or dispose of, any form of property, including foreign currencies and related instruments and contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, warrants, time notes, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, other financial contracts or derivative instruments and securities issued by an investment company registered under the 1940 Act or any series thereof, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b) To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including forward foreign currency exchange contracts;

(c) To sell, exchange or otherwise dispose of, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a Trustee or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property or otherwise obtain credit in the name of the Trust or Series exclusively for Trust (or such Series) purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage, pledge or otherwise subject as security the Trust Property or any part thereof to secure any or all of such indebtedness, including the lending of portfolio securities;

(l) To endorse or guarantee the payment, or undertake the performance, of any notes or other contracts, engagements or obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(m) To purchase and pay for entirely out of Trust Property, or the assets belonging to any appropriate Series, such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser or Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(n) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o) To operate as and carry out the business of an investment company registered under the 1940 Act, and exercise all the powers necessary or appropriate to the conduct of such operations;

(p) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(q) To establish separate and distinct Series with separately defined investment objectives and policies, distinct investment purposes and separate Shares representing beneficial interests in such Series, and to establish separate Classes of the Trust or any Series, all in accordance with the provisions of Article III;

(r) To interpret the investment policies, practices or limitations of the Trust or any Series or Class;

(s) To the fullest extent permitted by Section 3804 of the Delaware Act, to allocate assets and liabilities of the Trust to a particular Series, and liabilities to a particular Class, or to apportion the same between or among two (2) or more Series or Classes, as provided for in Article III;

(t) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

(u) To declare and make distributions of income and capital gains to Shareholders;

(v) To provide for separate classes, groups or series of Trustees with respect to any Series or Class or any Trust Property having such relative rights, powers and duties as the Trustees may determine;

(w) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, transfer, dispose of and otherwise deal in Shares pursuant to applicable federal law; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of any particular Series with respect to which such Shares are issued;

(x) To enter into contracts of any kind and description and carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers; and

(y) Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4.4 Payment of Expenses by the Trust

. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may, in their sole discretion, deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.6 hereof.

Section 4.5 Payment of Expenses by Shareholders

. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 4.6 Small Accounts

. The Trustees or their authorized agents may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees or their authorized agents, in each case upon such terms as shall be established by the Trustees or their authorized agents.

Section 4.7 Ownership of Assets of the Trust

. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine with the same effect as if such property were held in the name of the Trust. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any Trust Property with respect to any claim against, or obligation of, such Trustee in its individual capacity and not related to the Trust or any Series or Class of the Trust. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity, or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 4.8 Service Contracts.

(a) The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, investment manager, administrator, sub-administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

(b) The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act, to the extent applicable.

(c) Any contract of the character described in this Section 4.8 may be entered into with any Person, including the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same Person may be a party to more than one contract entered into pursuant to this Section 4.8 and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.8.

(d) The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Section 4.8 shall in no way be deemed to limit the power and authority of the Trustees as otherwise set forth in this Declaration of Trust to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

(e) The Trustees are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(f) Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Trust and, subject to applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Shareholder, Trustee or officer of the Trust.

Section 4.9 Trustees and Officers as Shareholders

. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares.

Section 4.10 Determinations by Trustees

. The Trustees may make any determinations they deem necessary with respect to the provisions of this Declaration of Trust, including the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust or any Series or Class; the amount of the net income of the Trust or any Series or Class from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust or any Series or Class; the number of Shares of the Trust or any Series or Class issued or issuable; and the net asset value per Share.

Section 4.11 Delegation by Trustees

. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, Manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, Manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trustees or any other Person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration of Trust to any Person, subject only to any limitations under federal law including the 1940 Act.

ARTICLE V
Shareholders’ Voting Powers and Meetings

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

ARTICLE VI
Net Asset Value, Distributions and Redemptions

Section 6.1 Determination of Net Asset Value, Net Income, and Distributions

. Subject to applicable federal law including the 1940 Act and Section 3.6 hereof, the Trustees, in their sole discretion, may prescribe (and delegate to any officer of the Trust or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the per Share or net asset value of the Shares of the Trust or any Series or Class or net income attributable to the Shares of the Trust or any Series or Class, or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class and the method of determining the Shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other Person or Persons to whom such authority has been delegated by the Trustees) and may be different among Shareholders including differences among Shareholders of the same Series or Class.

Section 6.2 Redemptions and Repurchases.

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such Person or Persons to whom such determination has been delegated), in accordance with any applicable provisions of this Declaration of Trust and applicable law, less any fees imposed on such redemption. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 6.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the Trust or any applicable Series or to determine fairly the value of the net assets held with respect to the Trust or such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any fees imposed on such redemption.

(b) Subject to applicable federal law including the 1940 Act, the redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Trust or any applicable Series for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(c) The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series or Class), (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class or (iv) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

(d) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

(e) Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the Trustees, upon redemption, Shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. In making a determination as to whether redeemed Shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such Shares were entitled to vote prior to redemption, subject to applicable federal law including the 1940 Act, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 7.1 Compensation

. Any Trustee, whether or not he or she is a salaried officer or employee of the Trust, may be compensated for his or her services as Trustee or as a member of a committee of Trustees or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 7.2 Limitation of Liability

. To the fullest extent permitted by law, a Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.3 Trustee’s Good Faith Action, Expert Advice, No Bond or Surety

. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 7.4 Insurance

. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Section 7.5 Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 7.6 Further Indemnification

. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

Section 7.7 Indemnification Of Shareholders

. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets belonging to the Series.

ARTICLE VIII
Miscellaneous

Section 8.1 Liability of Third Persons Dealing with Trustees

. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 8.2 Termination of the Trust or Any Series or Class.

(a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

(b) In accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or any applicable Series, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of distribution. Thereupon, the Trust and/or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust and/or such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c) Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 8.3 Reorganization and Master/Feeder.

(a) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 8.3 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c) Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property or the Trust Property of any Series, or dispose of all or a portion of the Trust Property or the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause the Trust or any Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause the Trust or such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 8.4 Amendments

. This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Section 8.5 Filing of Copies, References, Headings, Rules of Construction

. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein”, “hereof” and “hereunder”, shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-Laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. To the extent permitted by the 1940 Act, (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” Any reference to any statute, law, code, rule or regulation shall be deemed to refer to such statute, law, code, rule or regulation as amended or restated from time to time and any successor thereto.

Section 8.6 Applicable Law.

(a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding the first sentence of Section 8.6(a), there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Section 8.7 Provisions in Conflict with Law or Regulations.

(a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Act or with other applicable federal laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8.8 Statutory Trust Only

. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 8.9 Derivative Actions

. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 8.9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act);

(b) Unless a demand is not required under paragraph (a) of this Section 8.9, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action; and

(c) Unless a demand is not required under paragraph (a) of this Section 8.9, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(d) For purposes of this Section 8.9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Section 8.10 Inspection of Records and Reports

. Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

Section 8.11 Jurisdiction and Waiver of Jury Trial

. In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

.

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Declaration of Trust of [Fund Name] as of the date first written above.

[Name of Trustee]

As Trustee and not individually

[Name of Trustee]

As Trustee and not individually

[Name of Trustee]

As Trustee and not individually

Schedule A

[Fund Name]

Classes of Shares
Class [__] Class [__] Class [__] Class [__] Class [__] Class [__]

Agreement and Declaration of Trust

of

[Fund Name]

a Delaware Statutory Trust

Principal Place of Business:

6803 South Tucson Way,

Centennial, Colorado 80112-3924

APPENDIX I

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this day of , 20 by and between [Name of Fund], a [state and form of organization] (the “Fund”), and [Name of Delaware statutory trust], a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).1

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1. Plan of Reorganization.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, par value $0.001 per share, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of [beneficial interest/common stock] of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of [Trustees/Directors] of the Fund (the “Board of [Trustees/Directors]”) authorizing the transactions contemplated by this Agreement.

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, par value $0.001 per share, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of [beneficial interest/common stock] such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each share of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for shares of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

c. As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under [Massachusetts/Maryland] law to effect a complete dissolution of the Fund.

d. The expenses of entering into and carrying out this Agreement will be borne by OppenheimerFunds, Inc. and the Fund, with 35% and 65% borne by each, respectively.

2. Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3. Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b. (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of [Trustees/Directors] to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in name and legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

1 For Funds and DE Trusts with Series, the Agreement to be modified to provide that the Fund and DE Trust act on behalf of their respective Series

c. Each party shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the [Commonwealth of Massachusetts/State of Maryland and] the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Kramer Levin Naftalis & Frankel LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

d. The shares of the DE Trust are eligible for offering to the public in those states of the United States in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

e. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of [Trustees/Directors] and the shareholders of the Fund;

f. The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series of the DE Trust, to:

(i)	Elect as Trustees of the DE Trust the following individuals: Brian F. Wruble, David K. Downes, Matthew P. Fink, Admiral Edmund Giambastiani, Jr., Phillip A. Griffiths, Mary F. Miller, Joel W. Motley, Joanne Pace, Mary Ann Tynan, Joseph M. Wikler, Peter I. Wold and William F. Glavin, Jr.;

(ii)	Approve an Investment Advisory Agreement between OppenheimerFunds, Inc. (the “Investment Adviser”) and the DE Trust, which is substantially the same, with any such changes as approved by shareholders of the Fund, as the then-current Investment Advisory Agreement between the Investment Adviser and the Fund;

(iii)	Approve a Subadvisory Agreement between the Investment Adviser and a Sub-Adviser, substantially in the form approved by shareholders of the Fund; and

(iv)	Approve Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for applicable share classes and series of the DE Trust that are substantially the same as the Plans of Distribution of the Fund and its series.

g. The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Advisory Agreement described in paragraph (f)(ii) of this Section 3 between the Investment Adviser and the DE Trust;

(i)	Approval of any Subadvisory Agreement described in paragraph (f)(iii) of this Section 3 between the Investment Adviser and a Subadvisor;

(iii)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between [Custodian] and the Fund;

(iv)	Selection of KPMG LLP as the DE Trust’s independent registered public accounting firm for the current fiscal year;

(v)	Approval of a principal underwriting agreement between the DE Trust and OppenheimerFunds Distributor, Inc. in substantially the same form as the Fund’s then current agreement;

(vi)	Approval of plans of distribution by the DE Trust pursuant to Rule 12b-1 under the 1940 Act for each relevant class of shares in substantially the same form as the then current plans for shares of the Fund;

(vii)	Approval of the multiple class plan pursuant to Rule 18f-3 in substantially the same form as the Fund’s then current plan;

(viii)	Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (f) of this Section 3, all prior to the Effective Date of the Reorganization;

(ix)	Submission of the matters referred to in paragraph (f) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust; and

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of [Trustees/Directors] of the Fund and the DE Trust, if, in the judgment of such Boards, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

4. Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under [Massachusetts/Maryland] law to dissolve its [business trust/corporate] status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the [Commonwealth of Massachusetts/State of Maryland], and filing for record with the Secretary of the [the Commonwealth of Massachusetts of a Certificate of Termination][State of Maryland of Articles of Dissolution].

5. Termination.

The Board of [Trustees/Directors] of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6. Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7. Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and the DE Trust and is not executed or made by the officers or [Trustees/Directors] of the Fund or the DE Trust individually, but only as officers and [Trustees/Directors] under the Fund’s charter or the DE Trust’s Agreement and Declaration of Trust, respectively, and that the obligations of the Fund and the DE Trust hereunder are not binding upon any of the [Trustees/Directors], officers or shareholders of the Fund or the DE Trust individually, but bind only the estate of the Fund or the DE Trust, as appropriate.

8. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first-above written.

[Name of Fund] (a [state and form of organization])

By:
Name: Taylor V. Edwards Title: Assistant Secretary

[Name of DE Trust] (a Delaware statutory trust)

By:
Name: Taylor V. Edwards Title: Assistant Secretary

APPENDIX J

Summary Comparison of Governing Documents and State Law

With the exception of Master International Value Fund, LLC, each Fund is currently organized as either a Massachusetts business trust (a “MA Trust”) or a Maryland corporation (a “MD Corporation”). Each Fund is organized as a MA Trust except Equity Income Fund, Inc. Money Market Fund, Inc., Value Fund, a series of Series Fund, Inc., and Master International Value Fund LLC. Equity Income Fund, Inc., Money Market Fund, Inc. and Value Fund, a series of Series Fund, Inc. are MD Corporations and Master International Value Fund LLC is a Delaware limited liability company. The following is a discussion of certain principal differences between the governing documents of the MA Trusts, the MD Corporations and the Delaware statutory trust (a “DE Trust”) into which it is proposed that each will be reorganized (with the exception of Master International Value Fund, which is not part of the proposal to reorganize into a DE Trust), and the state laws governing the Funds and the DE Trusts. The following is not a complete description of the governing documents or state laws. Further information about the Funds’ current organizational structure is contained in each Fund’s prospectus and governing documents and in applicable state law.

The MA Trusts are Massachusetts business trusts (a “MBT”). A MBT is an unincorporated business association referred to in Chapter 182 of the Massachusetts General Laws (the “Massachusetts Statute”). The MA Trusts’ operations are governed by their declarations of trust (the “MA Declarations”) and their by-laws (the “MA By-Laws”), as they may have been amended from time to time.

The MD Corporations are incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The MD Corporations’ operations are governed by their articles of incorporation (the “MD Articles”) and their by-laws (the “MD By-Laws”), as they may have been amended from time to time.

This discussion is qualified in its entirety by reference to the DE Trust’s Agreement and Declaration of Trust included as Appendix H to this Joint Proxy Statement. Additionally, the discussion of each MA Trust or MD Corporation is qualified in its entirety by reference to such Fund’s MA Declaration and MA By-Laws, or MD Articles and MD By-Laws, as incorporated by reference in each such Fund’s registration statement.

Organization and Capital Structure

The business and affairs of each MA Trust are managed under the supervision of its Board of Trustees. The shares of beneficial interest in the MA Trusts have a par value of $.001 per share and the MA Declarations authorize the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes have the rights, powers and duties set forth in the MA Declarations or as specified in resolutions of the MA Trust’s Board of Trustees.

The business and affairs of each MD Corporation are managed under the supervision of its Board of Directors. The shares of common stock issued by Equity Income Fund, Inc. have a par value of $.0001 per share. The shares of common stock issued by Money Market Fund, Inc. have a par value of $.10 per share. The shares of common stock issued by Series Fund, Inc. on behalf of Value Fund have a par value of $.001 per share. Each of the MD Articles authorizes a specified number of shares, which the MD Corporation’s Board of Directors may increase or decrease by supplementing the MD Articles. Each MD Corporation’s shares may be classified by the Board into separate and distinct series and/or classes.

Each DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like a MA Trust, a DE Trust’s operations are governed by its agreement and declaration of trust (the “DE Trust’s Declaration”) and its by-laws (the “DE Trust’s By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. The Trust’s shares of beneficial interest are issued without par value as determined by the Board of Trustees, and the DE Trust’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Trust’s Declaration or as specified in resolutions of the DE Trust’s Board of Trustees. The DE Trust’s series and classes will be identical to those of the corresponding Fund.

Governing Law

The Massachusetts Statute is essentially an enabling statute and therefore is silent on many of the significant features of MBTs. Thus, the law that governs disputes arising out of a MBT’s governing documents is largely a body of common law that has emerged over many years and is uncertain in many areas.

The Maryland Statute is a corporate statute which imposes requirements upon corporations organized in that state. Under the Maryland Statute, certain corporate actions, such as mergers, certain reorganizations, charter amendments and dissolution, are subject to mandatory stockholder votes. The Maryland Statute also has specific requirements relating to record dates, notice, quorum and adjournment for stockholder meetings.

The Delaware Act allows for a statutory trust to be governed by its governing documents, but also provides specified default provisions. Moreover, to the extent provisions in the DE Trust’s Declaration and By-Laws are addressed by rules and principles established under Delaware corporation law and the Delaware law governing other business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other law to help interpret provisions of the DE Trust’s Declaration and By-Laws. Applying this body of law to the operation of the DE Trusts should prove beneficial because it is extensively developed and business-oriented. In addition, Delaware’s Court of Chancery is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trusts. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

Neither the MA Declarations nor the MA By-Laws require the MA Trusts to hold an annual meeting of shareholders. Rather, the MA Trusts’ Boards of Trustees decide whether and when shareholder meetings to elect trustees will be held. The MA By-Laws provide that shareholders entitled to vote at a meeting of shareholders shall be given notice of any shareholders’ meeting. The MA By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting.

Certain of the MA By-Laws provide for different quorum requirements depending if a proposal is to elect trustees or for any other question. Certain state that a quorum to elect trustees is one-third, and certain state more than 50%, of the shares of the MA Trust issued and outstanding and entitled to vote. Quorum and voting requirements for each specific MA Trust are outlined in Appendix L to this Proxy Statement. The MA Declarations provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. All shares of the MA Trusts entitled to vote on a matter vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act, only the shareholders of the affected series or classes are entitled to vote on the matter. When a quorum is present at a meeting, a majority of the shares voted decide any questions and a plurality of votes elect a trustee, except for certain of the MA Trusts that require a majority, and except when a larger vote is required by any provision of the MA Trusts’ governing documents or by applicable law. Certain of the MA Declarations generally provide that shareholders have the power to vote on only: (a) the election of trustees when that issue is submitted to shareholders, or removal of trustees to the extent and as provided by the MA Declaration, (b) certain material amendments to the MA Declaration, (c) certain transactions with respect to the sale and conveyance of all or substantially all the assets of that series or class, as may be provided in the MA Declaration, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the MA Trust, any series or class, or the shareholders, (e) with respect to those matters relating to the MA Trust as may be required by the Investment Company Act or required by law, by the MA Declaration or By-Laws, or any registration statement of the MA Trust filed with the SEC or any state, or as the Board of Trustees may consider desirable, and (f) with respect to any other matter as to which the Board of Trustees, in its sole discretion, shall submit to the shareholders. There is no cumulative voting in the election of trustees under the MA Declarations.

Neither the MD Articles nor the MD By-Laws require a MD Corporation to hold an annual meeting of stockholders to elect directors. Certain of the MD By-Laws provide that a stockholders’ meeting must be held when the election of directors by stockholders is required under the Investment Company Act, or at other times as may be determined by the MD Corporation’s Board of Directors.

The By-Laws for Equity Income Fund, Inc. and Series Fund, Inc., on behalf of Value Fund, provide that the presence in person or by proxy of the holders of a majority, or more than 50%, of the shares of capital stock of the Corporation outstanding and entitled to vote thereat constitute a quorum at any meeting of the stockholders. The By-Laws for Money Market Fund, Inc. provide that presence in person or by proxy of the holders of record of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat constitute a quorum at any meeting of the stockholders; provided however, that if any action to be taken by the stockholders at a meeting requires an affirmative vote of a majority, or more than a majority, of the shares outstanding and entitled to vote, then in such event the presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at such a meeting shall constitute a quorum for all purposes. Each stockholder of a MD Corporation is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional share of stock that they hold. Each of the MD Articles also provides that stockholders of a particular series or class have exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only the holders of that series or class, in accordance with applicable law. Each of the MD By-Laws provides that, in addition to those matters upon which stockholders are entitled to vote under applicable law, stockholders have the power to vote on any matter submitted to a vote of stockholders by the Board of Directors. The MD Articles or By-Laws provide that all questions at a meeting, including the election of directors, are decided by a majority of the votes cast, except as otherwise provided in the MD Articles or By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the MD Articles or By-Laws.

Neither the Delaware Act, the DE Trust’s Declaration nor the DE Trust’s By-Laws require annual meetings of shareholders to elect trustees. The DE Trust’s Declaration authorizes the calling of a shareholders’ meeting by the chairman of the Board or the trustees to take action on any matter deemed necessary or desirable by the Board of Trustees. The DE Trust’s Declaration provides that provisions relating to meetings, quorum, required vote, record date and other matters relating to shareholder voting rights are as provided in the By-Laws.

The DE Trust’s By-Laws provide that shareholders shall be given notice of a shareholders’ meeting and that a shareholders’ meeting may be postponed or adjourned to a later date. No notice of adjournment need be given to shareholders if the time and place at which the adjourned meeting will be held are announced at the meeting of which the adjournment is taken.. The DE Trust’s By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than 120 days prior to such meeting (or such other number of days as the Board of Trustees shall determine).

The DE Trust’s By-Laws provide that one-third of the outstanding shares of the DE Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, constitute a quorum at the meeting, except when there is a legal requirement under federal law for a larger quorum. The DE Trust’s By-Laws provide that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the DE Trusts entitled to vote on a matter vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act, only the shareholders of the affected series or classes are entitled to vote on the matter. Subject to any legal requirements under federal law for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of the votes cast. Trustees are elected by a plurality of the votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. The DE Trust’s Declaration provides that a DE Trust’s shareholders have the right to vote only (i) for the election or removal of trustees as and to the extent provided in the Declaration, (ii) with respect to such additional matters relating to the DE Trust as may be required by federal law including the Investment Company Act, or any registration statement of the DE Trust filed with the SEC (or any successor agency) or any state and (iii) as the Board of Trustees may otherwise consider necessary or desirable in its sole discretion. There is no cumulative voting for any matter.

Liability of Shareholders

The Massachusetts Statute does not address the personal liability of the beneficial owners of an MBT for the debts and obligations of the MBT. The MA Declarations generally provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the MA Trust or the acts, obligations or affairs of the MA Trust. The MA Declarations generally provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the MA Trust, he or she shall not be held to any personal liability.

The Maryland Statute provides that a stockholder of a Maryland corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been fully paid or liability is otherwise imposed by the Maryland Statute. Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the personal liability of stockholders of a MD Corporation.

Consistent with the Delaware Act, the DE Trust’s Declaration provides that no DE Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person extending credit to, contracting with or having any claim against the Trust.

Liability Among Series

The Massachusetts Statute does not address series or class liability with respect to multi-series or multi-class MBTs. The MA Declarations provide that the assets and liabilities of a particular series shall be separate from any other series. The MA Declarations generally require that all persons extending credit to, contracting with, or having any claim against a particular series of a MA Trust shall look only to the assets of that particular series for payment of the credit, contract or claim.

The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the Investment Company Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of the corporation generally or any other series or class of stock. The MD Articles, as applicable, generally establishe particular series and classes of stock and generally provides that the allocation of assets and liabilities among such series or classes of the MD Corporation will be determined by the Board of Directors in accordance with the provisions of the MD Articles and applicable law.

The Delaware Act provides that, except to the extent otherwise provided in the governing instrument of a statutory trust, where the statutory trust is a registered investment company under the Investment Company Act, any class or series of beneficial interests established by its governing instrument shall be a class or series preferred as to distribution of assets or payment of dividends over all other classes or series in respect to assets specifically allocated to that class or series. The DE Trust’s Declaration provides that each series of a DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series.

Dividends and Distributions

The MA Declarations generally provide that each shareholder of a series is entitled to receive the series’ distributions of income and capital gains in the manner, at the time and on the terms set by that Fund’s Board of Trustees.

The MD Articles generally provide that dividends and distributions may be paid to stockholders of each series or class, as applicable, of a MD Corporation in such amounts as may be declared from time to time by the Board of Directors.

The DE Trust’s Declaration provides that the shareholders of any series or class of a DE Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees, and that the right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the Investment Company Act. For all Funds and the DE Trusts, dividends and distributions may be paid in cash or in kind, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Funds’ or the DE Trusts’ affairs.

Election of Trustees; Tenure; Removal

The MA Declarations generally provide that, except in the event of death, resignation, removal, adjudicated incompetence or other incapacity, each MA Trust trustee holds office until his or her successor is elected and qualified.

The MD Articles and/or By-Laws generally provide that each director of a MD Corporation serves until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, or removal. Each of the MD Articles and/or By-Laws provides that directors may be removed with or without cause by a vote of the stockholders.

Under the DE Trust’s Declaration, each trustee of the DE Trust holds office during the existence of the DE Trust and until its termination unless the trustee dies, resigns, is removed, retires or is otherwise incapacitated. Under the DE Trust’s Declaration, any trustee may be removed, with or without cause, by the vote of two-thirds of the total combined net asset value of all shares of the DE Trust at any meeting called for that purpose or with or without cause by action of a majority of the trustees of the DE Trust.

There is no cumulative voting for the election of trustees of the Funds or the DE Trusts. The governing instruments for each of the Funds and the DE Trusts provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The Massachusetts Statute does not address the personal liability of the trustees of an MBT. The MA Declarations generally provide that no trustee, officer, employee or agent of a MA Trust shall be subject to any personal liability for any action or failure to act, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”). The MA Declarations generally provide that claimants may only look to the property of the MA Trust for satisfaction of claims arising in connection with the affairs of the MA Trust. They further provides that if any trustee, officer, employee or agent of the MA Trust is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declarations generally provide that every person who is, or has been, a trustee or officer of a MA Trust shall be indemnified by the MA Trust to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA Declarations further provide, however, that no indemnification shall be provided to a trustee or officer for any liability to a MA Trust or the shareholders arising from Disabling Conduct and no indemnification shall be made unless a determination has been made by reasonable and fair means that the person has not engaged in Disabling Conduct.

The Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The MD Articles generally provide that to the fullest extent permitted by the applicable law, no director or officer shall be liable to the MD Corporation or its stockholders for money damages; provided, however, that nothing in the MD Articles shall be construed to protect any director or officer of the MD Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The MD Articles and/or By-Laws generally provide that a MD Corporation shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute authorizes indemnification of directors and officers of a Maryland corporation with regard to any threatened, pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, in which case indemnification is limited to expenses.

The Delaware Act provides that, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The DE Trust’s Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be entitled to protection against personal liability for the obligations of the DE Trust, except for the person’s own willful misconduct and bad faith. It further provides that these persons shall not be responsible or liable for any act or failure to act of any other agent of the DE Trust or the DE Trust’s investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by law.

The DE Trust’s Declaration requires it to indemnify, to the fullest extent permitted under applicable law, each of its trustees, former trustees and officers, and provides that it may indemnify its employees and agents, against all liabilities and expenses actually and reasonably incurred in connection with defense or disposition of any action, suit or other proceeding. It provides that, to the extent required under the Investment Company Act of 1940, there shall be no indemnification for any action, suit or other proceeding brought by reason of a person’s own Disabling Conduct.

Preemptive, Dissenter’s and Other Rights

Some of the MA Declarations provide that shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights, and some of the MA Declarations generally provide that no shareholder shall have any right to purchase or subscribe for any shares issued or sold by the MA Trust, except as the Trustees may, in their discretion, determine.

The MD Articles generally provide that no stockholder of the MD Corporation will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of the MD Corporation.

The DE Trust’s Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional shares or other securities issued by the DE Trust or any series thereof and, under the Delaware Act, shareholders shall have no right to demand payment for their shares or any other rights of dissenting shareholders in a transaction that normally gives rise to such rights.

Amendments to Organizational Documents

The MA Declarations generally may be amended by a vote of a majority of the outstanding shares. Certain of the MA Declarations permit the Board of Trustees to amend a MA Trust’s Declaration without the need for a shareholder vote; other MA Declarations permit the Board of Trustees, without the vote or consent of the shareholders, to amend or otherwise supplement the MA Declaration except that a majority vote of shareholders is required for any amendment to certain sections of the MA Declaration that would change shareholder voting powers, shareholder indemnification, the provisions requiring shareholder approval for certain sale transactions, and the amendment provision itself. The MA By-Laws generally may be amended or repealed, or new by-laws may be adopted, by the vote of shareholders or a majority of a MA Trust’s Board of Trustees. However, in certain cases, MA By-Laws generally may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders, and certain of the MA By-Laws provide that any alteration, amendment, addition or repeal of the By-Laws by action of the trustees may be altered or repealed by the shareholders.

Certain of the MD Articles may be amended, altered or repealed by the vote of a majority of shareholders, and certain of the MD Articles may be amended or supplemented at any time by the Corporation and, if legally required, by approval of an amendment by stockholders. Certain of the MD By-Laws generally may be amended, or new by-laws may be adopted, by a vote of the majority of the MD Corporation’s Board of Directors, and certain of the MD By-Laws provide that the By-Laws may be amended by the shareholders.

The DE Trust’s Declaration may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the trustees then holding office or (ii) adoption by a majority of the trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment will be effective immediately upon such execution or adoption. No vote or consent of any shareholder is required for any amendment to the DE Trust’s Declaration except (i) as determined by the trustees in their sole discretion or (ii) as required by federal law including the Investment Company Act, but only to the extent so required.

Inspection Rights

The MA Declarations generally provide that the records of the MA Trusts shall be open for inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation.

A stockholder of a MD Corporation may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the MD Corporation’s principal office. In addition, the Maryland Statute provides that any person who has held at least 5% of any class of a corporation’s stock for at least six months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within 20 days after a qualifying stockholder request is made.

The DE Trust’s Declaration provides that no shareholder shall have any right to inspect any account, book or document of the DE Trust that is not publicly available, except as conferred by the Board of Trustees.

Dissolution and Termination

Certain of the MA Declarations generally provide that the MA Trust or any of its series or classes may be terminated by the Board of Trustees, or the affirmative vote of a majority of the Board of Trustees, with written notice to shareholders. Certain of the MA Declarations generally provide that a majority vote of shareholders under the Investment Company Act of1940 may sell and convey the assets of a series or class of the MA Trust, after which the series, and Trust, shall be terminated. After termination of the MA Trust or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the MA Trust or series.

Each of the MD Articles provides that the duration of the MD Corporation shall be perpetual. Under the Maryland Statute, a majority of the board of directors of a Maryland corporation must adopt a resolution declaring that the dissolution is advisable and the dissolution must be approved by stockholders. In addition, the Maryland Statute provides that stockholders of a corporation entitled to cast at least 25 percent of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on the grounds that the directors are so divided respecting the management of the corporation’s affairs that the votes required for action cannot be obtained, or that the stockholders are so divided that directors cannot be elected.

Under the DE Trust’s Declaration, a DE Trust, or one of its series or classes, may be dissolved (or terminated in the case of classes) by the Board of Trustees at any time by written notice to the DE Trust’s, series’ or class’ shareholders. The DE Trust’s Declaration provides that when the DE Trust or one of its series has dissolved, its Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Trust’s Declaration further provides that any remaining assets of the dissolved DE Trust or series shall be distributed to the shareholders of the DE Trust or series, as applicable, ratably according to the number of outstanding shares of the DE Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

Certain of the MA Declarations provide that shareholders shall have the power to vote as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the MA Trust or the shareholders.

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to derivative actions. Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or would be futile.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument.

The DE Trust’s Declaration provides that in order to bring a derivative action (a) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (a demand on the Board of Trustees is only deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees”); (b) unless a demand is not required under clause (a) above, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold shares representing 10% or more of the total combined net asset value of all shares issued and outstanding or of the series or classes to which such action relates if it does not relate to all series and classes, shall join in the request for the Board of Trustees to commence such action; and (c) unless a demand is not required under clause (a) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the DE Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

APPENDIX K

Fund Abbreviations; Shares Outstanding

The following table lists, with respect to each Fund, the total number of shares outstanding as of the close of business on the Record Date (March 28, 2013).

Fund Name	Fund Abbreviation	Shares Outstanding as of March 28, 2013 (All Classes)
Oppenheimer AMT-Free Municipals	AMT-Free Municipals	382,540,031.433
Oppenheimer Rochester AMT-Free New York Municipal Fund	Rochester AMT-Free New York Municipal Fund	118,287,753.592
Oppenheimer California Municipal Fund	California Municipal Fund	197,661,024.092
Oppenheimer Capital Appreciation Fund	Capital Appreciation Fund	91,772,403.475
Oppenheimer Developing Markets Fund	Developing Markets Fund	957,314,980.341
Oppenheimer Discovery Fund	Discovery Fund	28,547,205.877
Oppenheimer Equity Income Fund, Inc.	Equity Income Fund	148,246,465.868
Oppenheimer Flexible Strategies Fund	Flexible Strategies Fund	39,573,961.109
Oppenheimer Global Allocation Fund	Global Allocation Fund	112,276,313.656
Oppenheimer Global Fund	Global Fund	134,207,633.358
Oppenheimer Global Multi Strategies Fund	Global Multi Strategies Fund	2,487,933.825
Oppenheimer Global Opportunities Fund	Global Opportunities Fund	84,714,490.756
Oppenheimer Global Value Fund	Global Value Fund	3,709,734.791
Oppenheimer Gold & Special Minerals Fund	Gold & Special Minerals Fund	95,978,216.550
Oppenheimer Institutional Money Market Fund	Institutional Money Market Fund	6,803,737,611.240
Oppenheimer International Diversified Fund	International Diversified Fund	173,523,484.554
Oppenheimer International Growth Fund	International Growth Fund	281,174,590.019
Oppenheimer International Small Company Fund	International Small Company Fund	51,018,845.796
Oppenheimer International Value Fund	International Value Fund	55,530,725.888
Oppenheimer Limited Term California Municipal Fund	Limited Term California Municipal Fund	206,079,907.581
Oppenheimer Rochester Limited Term Municipal Fund	Rochester Limited Term Municipal Fund	389,434,265.214
Oppenheimer Master International Value Fund, LLC	Master International Value Fund	41,835,257.559
Oppenheimer Money Market Fund, Inc.	Money Market Fund	1,989,831,898.281
Oppenheimer New Jersey Municipal Fund	New Jersey Municipal Fund	64,398,539.137
Oppenheimer Pennsylvania Municipal Fund	Pennsylvania Municipal Fund	108,761,188.268
Oppenheimer Active Allocation Fund	Active Allocation Fund	212,980,281.786
Oppenheimer Conservative Investor Fund	Conservative Investor Fund	64,386,909.905
Oppenheimer Equity Investor Fund	Equity Investor Fund	55,694,991.942
Oppenheimer Moderate Investor Fund	Moderate Investor Fund	140,133,411.895
Oppenheimer Real Estate Fund	Real Estate Fund	43,829,676.595
Oppenheimer Rising Dividends Fund	Rising Dividends Fund	266,018,959.292
Oppenheimer Rochester National Municipals	Rochester National Municipals	922,702,901.763
Oppenheimer Rochester Arizona Municipal Fund	Rochester Arizona Municipal Fund	7,758,277.903
Oppenheimer Rochester Intermediate Term Municipal Fund	Rochester Intermediate Term Municipal Fund	5,849,848.558
Oppenheimer Rochester Maryland Municipal Fund	Rochester Maryland Municipal Fund	10,075,121.668
Oppenheimer Rochester Massachusetts Municipal Fund	Rochester Massachusetts Municipal Fund	7,978,092.131
Oppenheimer Rochester Michigan Municipal Fund	Rochester Michigan Municipal Fund	8,272,733.043
Oppenheimer Rochester Minnesota Municipal Fund	Rochester Minnesota Municipal Fund	11,570,785.420
Oppenheimer Rochester North Carolina Municipal Fund	Rochester North Carolina Municipal Fund	12,218,533.496
Oppenheimer Rochester Ohio Municipal Fund	Rochester Ohio Municipal Fund	9,295,418.802
Oppenheimer Rochester Short Term Municipal Fund	Rochester Short Term Municipal Fund	85,582,619.647
Oppenheimer Rochester Virginia Municipal Fund	Rochester Virginia Municipal Fund	18,859,205.577
Oppenheimer Select Value Fund	Select Value Fund	11,743,251.251
Oppenheimer Value Fund	Value Fund	86,239,942.192
Oppenheimer Small- & Mid- Cap Growth Fund	Small- & Mid- Cap Growth Fund	25,720,240.701
Oppenheimer Small- & Mid- Cap Value Fund	Small- & Mid- Cap Value Fund	41,703,377.037
Oppenheimer U.S. Government Trust	U.S. Government Trust	101,830,191.921
Oppenheimer Rochester Fund Municipals	Rochester Fund Municipals	492,462,620.803
Oppenheimer Rochester Limited Term New York Municipal Fund	Rochester Limited Term New York Municipal Fund	1,678,141,880.412

APPENDIX L

Voting Information

For Proposal 1 and Proposal 3, shareholders of a Fund which is a series of a trust, corporation or LLC will vote together with other series of such trust, corporation or LLC. For Proposal 2, shareholders of each Fund will vote separately on each applicable sub-proposal in Proposal 2.

Broker-dealer firms will not be permitted voting authority with respect to which no instructions have been received in connection with any of the sub-proposals in Proposal 2, or Proposal 3. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal, but against the sub-proposals of Proposal 2 and against Proposal 3. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 1.

In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meetings of Shareholders or is not received by the date of the Meetings, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting(s) to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the respective Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders. A vote may be taken on a proposal in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

Quorum and Vote Required

Proposal 1: The quorum and vote requirements for each Fund are listed in the chart below.

Proposal 2: The quorum requirements for Proposal 2 are listed in the chart below. Approval of each sub-proposal in Proposal 2 by each applicable Fund will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote of the respective Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at that Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at that Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class.

Proposal 3: The quorum and vote requirements for each Fund are listed in the chart below.

FUND	Quorum for Proposal 1: Election of Directors/Trustees	Vote for Proposal 1: Election of Directors/Trustees	Quorum for Proposal 2 and 3	Vote for Proposal 3
AMT-Free Municipals	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester AMT-Free New York Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
California Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Capital Appreciation Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Developing Markets Fund	Majority of the Shares entitled to vote	Majority of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Discovery Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Equity Income Fund	More than 50% of the shares issued and outstanding and entitled to vote	Majority of votes cast	More than 50% of the shares issued and outstanding and entitled to vote	Majority of the votes cast
Global Fund	Majority of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Global Multi Strategies Fund	More than 50% of the shares issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the shares issued and outstanding and entitled to vote	Majority of the votes cast
Global Opportunities Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Global Value Fund	More than 50% of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Shares issued and outstanding and entitled to vote	Majority of the votes cast
Gold & Special Minerals Fund	Majority of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Institutional Money Market Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
International Diversified Fund	More than 50% of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Shares issued and outstanding and entitled to vote	Majority under the 1940 Act
International Growth Fund	Majority of the Shares entitled to vote	Majority of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
International Small Company Fund	Majority of the Shares entitled to vote	Majority of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
International Value Fund	One-third of the Shares entitled to	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Limited Term California Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Rochester Limited Term Municipal Fund	More than 50% of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Shares issued and outstanding and entitled to vote	Majority under the 1940 Act
Limited Term New York Municipal Fund, a series of Rochester Portfolio Series	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Master International Value Fund	More than 50% of the Units of the Company issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Units of the Company issued and outstanding and entitled to vote	n/a
Money Market Fund	Majority of the shares of capital stock outstanding and entitled to vote	Majority of shares outstanding and entitled to vote	Majority of the shares of capital stock outstanding and entitled to vote	Majority of shares outstanding and entitled to vote
Rochester National Municipals, a series of Oppenheimer Multi-State Municipal Trust	Majority of the Shares entitled to vote	Majority of the quorum	Majority of the shares of capital stock outstanding and entitled to vote	Majority under the 1940 Act
New Jersey Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust	Majority of the Shares entitled to vote	Majority of the quorum	Majority of the shares of capital stock outstanding and entitled to vote	Majority under the 1940 Act
Pennsylvania Municipal Fund, a series of Oppenheimer Multi-State Municipal Trust	Majority of the Shares entitled to vote	Majority of the quorum	Majority of the shares of capital stock outstanding and entitled to vote	Majority under the 1940 Act
Active Allocation Fund, a series of Oppenheimer Portfolio Series	Majority of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Conservative Investor Fund, a series of Oppenheimer Portfolio Series	Majority of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Equity Investor Fund, a series of Oppenheimer Portfolio Series	Majority of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Moderate Investor Fund, a series of Oppenheimer Portfolio Series	Majority of the Shares issued and outstanding and entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Global Allocation Fund, a series of Oppenheimer Quest For Value Funds	Majority of the Shares issued and outstanding and entitled to vote	Majority of shares outstanding and entitled to vote	Majority of the Shares issued and outstanding and entitled to vote	Majority of the votes cast
Flexible Strategies Fund, a series of Oppenheimer Quest For Value Funds	Majority of the Shares issued and outstanding and entitled to vote	Majority of shares outstanding and entitled to vote	Majority of the Shares issued and outstanding and entitled to vote	Majority of the votes cast
Small- & Mid-Cap Value Fund, a series of Oppenheimer Quest For Value Funds	Majority of the Shares issued and outstanding and entitled to vote	Majority of shares outstanding and entitled to vote	Majority of the Shares issued and outstanding and entitled to vote	Majority of the votes cast
Real Estate Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rising Dividends Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Rochester Fund Municipals	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Rochester Arizona Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Maryland Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Massachusetts Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Michigan Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Minnesota Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester North Carolina Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Ohio Municipal Fund	One-third of the Shares entitled to vote meeting	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Rochester Virginia Municipal Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority of the votes cast
Rochester Short Term Municipal Fund	More than 50% of the Shares of the stock issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Shares of the stock issued and outstanding and entitled to vote	Majority of the votes cast
Rochester Intermediate Term Municipal Fund	More than 50% of the Shares of the stock issued and outstanding and entitled to vote	Plurality of votes cast	More than 50% of the Shares of the stock issued and outstanding and entitled to vote	Majority of the votes cast
Select Value Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
Value Fund, a series of Oppenheimer Series Fund, Inc.	Majority of the shares of stock entitled to vote	Plurality of shares	Majority of the shares of stock entitled to vote	Majority of the votes cast
Small- & Mid-Cap Growth Fund	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act
U.S. Government Trust	One-third of the Shares entitled to vote	Plurality of votes cast	Majority of Shares outstanding and entitled to vote	Majority under the 1940 Act

APPENDIX M

The following chart lists the fiscal year end of each Fund and number of Board and Committee meetings held during each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Board Meetings During Last Fiscal Year	Number of Audit Committee Meetings During Last Fiscal Year	Number of Review Committee Meetings During Last Fiscal year	Number of Governance Committee Meetings During Last Fiscal Year
Oppenheimer AMT-Free Municipals	7/31	10	5	6	4
Oppenheimer California Municipal Fund	7/31	10	5	6	4
Oppenheimer Capital Appreciation Fund	8/31	10	4	6	4
Oppenheimer Developing Markets Fund	8/31	10	4	6	4
Oppenheimer Discovery Fund	9/30	9	4	6	4
Oppenheimer Equity Income Fund, Inc.	10/31	8	5	5	4
Oppenheimer Global Fund	9/30	9	4	6	4
Oppenheimer Global Multi Strategies Fund	5/31	11	5	5	4
Oppenheimer Global Opportunities Fund	9/30	9	4	6	4
Oppenheimer Global Value Fund	4/30	10	5	5	4
Oppenheimer Gold & Special Minerals Fund	6/30	10	4	4	4
Oppenheimer Institutional Money Market Fund	5/31	11	5	5	4
Oppenheimer International Diversified Fund	4/30	10	5	6	4
Oppenheimer International Growth Fund	11/30	9	4	4	3
Oppenheimer International Small Company Fund	8/31	10	4	6	4
Oppenheimer International Value Fund	11/30	9	4	4	3
Oppenheimer Limited Term California Municipal Fund	7/31	10	5	6	4
Oppenheimer Master International Value Fund, LLC	4/30	10	5	5	4
Oppenheimer Money Market Fund, Inc.	7/31	10	5	6	4
Oppenheimer Multi-State Municipal Trust – Oppenheimer Pennsylvania Municipal Fund	7/31	10	5	6	4
Oppenheimer Multi-State Municipal Trust, on behalf of – Oppenheimer New Jersey Municipal Fund	7/31	10	5	6	4
Oppenheimer Multi-State Municipal Trust – Oppenheimer Rochester National Municipals	7/31	10	5	6	4
Oppenheimer Municipal Fund – Oppenheimer Rochester Limited Term Municipal Fund	9/30	9	4	6	4
Oppenheimer Portfolio Series, on behalf of – Oppenheimer Conservative Investor Fund	1/31	7	5	5	4
Oppenheimer Portfolio Series – Oppenheimer Moderate Investor Fund	1/31	7	5	5	4
Oppenheimer Portfolio Series – Oppenheimer Equity Investor Fund	1/31	7	5	5	4
Oppenheimer Portfolio Series – Oppenheimer Active Allocation Fund	1/31	7	5	5	4
Oppenheimer Quest For Value Funds – Oppenheimer Global Allocation Fund	10/31	8	5	5	4
Oppenheimer Quest For Value Funds – Oppenheimer Flexible Strategies Fund	10/31	8	5	5	4
Oppenheimer Quest For Value Funds – Oppenheimer Small- & Mid-Cap Value Fund	10/31	8	5	5	4
Oppenheimer Real Estate Fund	4/30	10	5	5	4
Oppenheimer Rising Dividends Fund	10/31	8	5	5	4
Oppenheimer Rochester AMT-Free New York Municipal Fund	9/30	9	4	6	4
Oppenheimer Rochester Arizona Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Intermediate Term Municipal Fund	9/30	9	4	6	4
Oppenheimer Rochester Maryland Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Massachusetts Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Michigan Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Minnesota Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester North Carolina Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Ohio Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Short Term Municipal Fund	5/31	11	5	5	4
Oppenheimer Rochester Virginia Municipal Fund	3/31	10	5	5	4
Oppenheimer Rochester Fund Municipals	12/31	8	5	5	4
Oppenheimer Select Value Fund	4/30	10	5	5	4
Oppenheimer Series Fund, Inc.– Oppenheimer Value Fund	10/31	8	5	5	4
Oppenheimer Small- & Mid-Cap Growth Fund	10/31	8	5	5	4
Oppenheimer U.S. Government Trust	8/31	10	4	6	4
Rochester Portfolio Series - Oppenheimer Rochester Limited Term New York Municipal Fund	12/31	8	5	5	4

APPENDIX N

5% Share Ownership

As of the March 15, 2013, to the best of the knowledge of each Fund, the shareholders listed below owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund:

OPPENHEIMER AMT-FREE MUNICIPALS
Name	Address	% Owned	Share Class
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	11.34%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.80%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.86%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.61%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#99012 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.47%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	6.64%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.78%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	28.36%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	21.51%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97A91 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.13%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.87%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.69%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HF8 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	20.44%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	14.66%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.74%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.18%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.05%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.53%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97C25 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	35.58%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	27.82%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	16.78%	Y
OPPENHEIMER CALIFORNIA MUNICIPAL FUND
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#975A2 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.95%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	11.50%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.03%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.56%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.58%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	18.33%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	13.67%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97BH8 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.94%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.75%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.93%	B
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5.44%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HU7 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	23.03%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	17.56%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	16.27%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.04%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.25%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97C25 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	41.55%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	27.26%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	16.46%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	6.25%	Y
OPPENHEIMER CAPITAL APPRECIATION FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.75%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.48%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.89%	N
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	28.64%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	18.24%	Y
Oppenheimer Portfolio Series Equity Investor Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	10.81%	Y
Oppenheimer Portfolio Series Active Allocation Tact Comp	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	6.39%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	99.95%	I
OPPENHEIMER DEVELOPING MARKETS FUND
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	12.33%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	10.32%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.87%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.05%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	14.74%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.14%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.69%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97MF4 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.54%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.53%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.65%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97MF5 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18.43%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	17.91%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.38%	C
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	7.06%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.04%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.78%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.75%	C
Hartford Life Insurance Co Seperate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	17.61%	N
ING National Trust	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	7.67%	N
ING National Trust	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	7.42%	N
DCGT as TTEE andor CUST FBO Principal Financial Group Qfied FIA Omnibus	Attn NPIO Trade Desk 711 High Street Des Moines IA 50303	6.55%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.40%	N
First Clearing LLC	2801 Market Street St Louis MO 63103	10.81%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	10.69%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.16%	Y
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7.59%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	6.35%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	5.59%	Y
Fidelity Investments Institutional Operations Co Inc Certain Employee Benefit Plans	100 Magellan Way # KW1C Covington KY 41015-1987	16.47%	I
The Northern Trust Co Tr Pfizer-Dv	Po Box 92994 Chicago IL 60675-2994	13.87%	I
City National Bank Omnibus CC	555 S Flower St Fl 10 Los Angeles CA 90071-2300	5.43%	I
OPPENHEIMER DISCOVERY FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.82%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.08%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.25%	N
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	13.55%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	11.14%	Y
Wells Fargo Bank FBO Various Retirement Plans	1525 West Wt Harris Blvd Charlotte NC 28288-1076	8.16%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.03%	Y
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	6.70%	Y
Fidelity Investments Institutional Operations Co Inc Certain Employee Benefit Plans	100 Magellan Way # KW1C Covington KY 41015-1987	6.27%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.91%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	46.93%	I
Investors Bank & Trust FBO Various Retirement Plans	440 Mamaroneck Ave Harrison NY 10528-2418	12.97%	I
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.49%	I
OPPENHEIMER EQUITY INCOME FUND, INC.
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	11.49%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.21%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.26%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	17.95%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.70%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.05%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.59%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.82%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.73%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	7.38%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.61%	N
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	19.19%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.42%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	16.41%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	14.93%	Y
SEI Private Trust Company FBO Edward Jones	Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	6.46%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	62.47%	I
JP Morgan Chase Bank Tr TIAA CREF Retirement Plans Program	1 Chase Manhattan Plz Fl 19 New York NY 10005-1401	33.50%	I
OPPENHEIMER FLEXIBLE STRATEGIES FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.57%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.24%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.63%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.08%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.83%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.40%	N
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	34.13%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.83%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14.02%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.44%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.55%	Y
OFI Global Asset Management, Inc	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	100.00%	I
OPPENHEIMER GLOBAL ALLOCATION FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.23%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.38%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.36%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.01%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.04%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.06%	C
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	48.55%	Y
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	26.19%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.77%	Y
OFI Global Asset Management, Inc	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	99.99%	I
OPPENHEIMER GLOBAL FUND
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.11%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.53%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.38%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.46%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	8.48%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.26%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.86%	C
Hartford Life Insurance Co Separate Account 401K	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	11.28%	N
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	20.34%	Y
John Hancock Life Ins Co USA	RPS-Trading Ops Et4 601 Congress St Boston MA 02210-2804	19.40%	Y
Fidelity Investments Institutional Operations Co Inc Certain Employee Benefit Plans	100 Magellan Way # KW1C Covington KY 41015-1987	6.72%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	59.55%	I
JP Morgan Chase Bank Tr TIAA CREF Retirement Plans Program	1 Chase Manhattan Plz Fl 19 New York NY 10005-1401	13.05%	I
Wells Fargo Bank FBO Various Retirement Plans	1525 West Wt Harris Blvd Charlotte NC 28288-1076	12.57%	I
Wells Fargo Bank FBO City of Pasadena Deferred Comp	C/O Fascore LLC 8515 E Orchard Rd # 2t2 Greenwood Village CO 80111-5002	5.04%	I
OPPENHEIMER GLOBAL MULTI STRATEGIES FUND
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	93.41%	A
RPSS Cust Roth 403-B Plan Chico USD FBO Constance C Anderson	1428 Creekhaven Pl Chico CA 95926-7740	19.52%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.70%	C
RPSS TR Simple Ira Lakes Dental Services Inc FBO William C Martineau	PO Box 410 Three Lakes WI 54562-0410	6.62%	C
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	38.65%	Y
Oppenheimer Portfolio Series Conservative Investor Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	32.96%	Y
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	22.07%	Y
Oppenheimer Portfolio Series Active Allocation TACT Comp	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	5.63%	Y
Diversified Alternative Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	99.21%	I
OPPENHEIMER GLOBAL OPPORTUNITIES FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.33%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.75%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.53%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.38%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.35%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.86%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.84%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	6.40%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	6.24%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.40%	N
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7.07%	N
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	14.71%	Y
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	12.07%	Y
Vanguard Fiduciary Trust Co TR Vanguard Fiduciary Trust Co	Po Box 2600 Valley Forge PA 19482-2600	12.03%	Y
Nationwide Trust Company FSB	C/O IPO Portfolio Accounting Po Box 2600 Valley Forge PA 19482-2600	8.93%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.49%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.92%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.86%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	91.12%	I
TD Ameritrade Trust Company	CO# 00T71 PO Box 17748 Denver CO 80217-0748	5.56%	I
OPPENHEIMER GLOBAL VALUE FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	16.89%	A
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	13.36%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	11.43%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.69%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	15.93%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.87%	C
Raymond James Omnibus For Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	7.70%	C
RPSS Tr Rollover Ira FBO Janet Schroeder	162 Roslyn Dr New Britain CT 06052-1824	7.99%	N
Frontier Trust Company FBO Community Bank Of Trenton Emplo	PO Box 10758 Fargo ND 58106-0758	5.95%	N
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	34.87%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	18.32%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	14.50%	Y
Great-West Trust Company LLC Retirement Plans	8515 E Orchard Rd # 2t2 Greenwood Village CO 80111-500	5.59%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	99.77%	I
OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	11.27%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.80%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.42%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	12.93%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.35%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.07%	B
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Omnibus	Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	6.96%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.70%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.03%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.16%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.41%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.33%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.30%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	7.85%	C
Hartford Life Insurance Co Seperate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	17.34%	N
ING Life Ins & Annuity Comp FBO Aliac Trade Settlement	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	11.00%	N
State Street Bank & Trustee FBO ADP Access Product	1 Lincoln St Boston MA 02111-2901	10.36%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.57%	N
ING National Trust	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	7.08%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	67.80%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.78%	Y
Diversified Alternative Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	99.54%	I
OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND
Oppenheimer Developing Markets Fund	6803 S. Tucson Way Attn: Treasury Oversight Centennial, CO 80112	31.73%	E
Oppenheimer Senior Floating Rate	P.O. Box 5061 Denver, CO 802175061	12.29%	E
Oppenheimer International Bond Fund	6803 S. Tucson Way Attn: Treasury Oversight Centennial, CO 80112	6.90%	E
Oppenheimer International Growth	6803 S. Tucson Way Attn: Treasury Oversight Centennial, CO 80112	5.87%	E
Brightstart College Savings Plan	c/o Oppenheimer Funds P.O. Box 5270 Denver, CO 80217-5270	49.74%	L
SE Short Term Yield Portfolio	Attn: Fund Operations (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	21.60%	L
UMB Bank NA CUST for Phoenix Omni	928 Grand Blvd Money Market MS Kansas City, MO 64106	13.87%	L
Bijan Nassi	60 East 11th Street New York, NY 10003	52.59%	P
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	24.15%	P
Hare and CO	Attn Frank Notaro 111 Sanders Creek Pkway E Syracuse, NY 13057	22.14%	P
OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.21%	A
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.03%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.66%	B
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.88%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	12.17%	C
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.06%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.04%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.47%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.26%	C
Equitable Life For Sep Acct 65 Ins Co on behalf of Various Expediter 401K Plans	1290 Avenue of the Americas New York, NY 10104-0101	6.90%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.52%	N
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	19.57%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.64%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.25%	Y
LPL Financial – Omnibus Customer Account	Attn: Lindsay O’Toole 9785 Towne Centre Dr. San Diego CA 92121	9.75%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.89%	Y
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5.79%	Y
Great-West Trust Company LLC FBO Career Education Corp 401k	CO Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Village CO 80111-5002	5.27%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	99.49%	I
OPPENHEIMER INTERNATIONAL GROWTH FUND
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.56%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.02%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.36%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	8.24%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.62%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.29%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.06%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.25%	C
ING Life Ins & Annuity Comp	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	14.84%	N
State Street Bank & Trustee FBO ADP Access Product	1 Lincoln St Boston MA 02111-2901	11.46%	N
Hartford Life Insurance Co Seperate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	10.94%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.64%	N
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	18.52%	Y
Oppenheimer International Diversified Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	12.18%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.10%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.92%	Y
Co-Op Retirement Plan Trust	C/O JP Morgan Chase Bank NA 270 Park Ave New York, NY 10017-2014	28.99%	I
UBATCO & Co	FBO College Saving Group PO Box 82535 Lincoln NE 68501-2535	28.99%	I
SEI Private Trust Company CO ID 485 Wood Trust ETS	1 Freedom Valley Dr Oaks PA 19456-9989	10.18%	I
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	10.16%	I
ING Life Ins & Annuity Comp	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	6.02%	I
Oppenheimer International Small Company Fund
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.32%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.41%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.81%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	10.97%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.46%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.08%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.25%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	6.61%	C
AUL American Group Ret Annuity	Attn: Separate Accounts PO Box 368 Indianapolis IN 46206-0368	15.46%	N
Oppenheimer International Diversified Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	59.85%	Y
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	9.54%	Y
Oppenheimer Portfolio Series Equity Investor Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	6.71%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	88.92%	I
TD Ameritrade Trust Company	PO Box 17748 Denver CO 80217-0748	7.18%	I
Oppenheimer International Value Fund
Unified Fund Services Inc	Attn Recon 2960 N Meridian St # 300 Indianapolis IN 46208-4715	8.31%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.22%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.49%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.48%	C
Oppenheimer International Diversified Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	33.39%	Y
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	27.45%	Y
Oppenheimer Portfolio Series Equity Investor Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	19.46%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	11.68%	Y
Oppenheimer Portfolio Series Active Allocation Tact Comp	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	5.60%	Y
OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	17.82%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	9.26%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	8.93%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.75%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.31%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	30.03%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.69%	B
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.53%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.23%	B
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7.51%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.30%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	28.17%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	17.59%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	10.17%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.60%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	55.31%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	17.87%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.46%	Y
OPPENHEIMER MASTER INTERNATIONAL VALUE FUND LLC
Oppenheimer International Diversified Fund LLC	C/O Amy Sullivan 6803 S. Tucson Way Englewood, CO 80112	99.98%	A
OPPENHEIMER MONEY MARKET FUND, INC.
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	27.37%	Y
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	26.35%	Y
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	20.36%	Y
OFI Private Investments	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	9.06%	Y
OPPENHEIMER MUNICIPAL TRUST-OPPENHEIMER NEW JERSEY MUNICIPAL FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.19%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.02%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.77%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.64%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.18%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	22.58%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.47%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.37%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	22.76%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.74%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.13%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.75%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.49%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	29.64%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	26.08%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.38%	Y
Strafe & Co FBO Arthur P. Steinmetz	P.O. Box 6924 Newark, DE 19714-6924	12.76%	Y
OPPENHEIMER MUNICIPAL TRUST-OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	14.93%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	12.06%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.44%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.20%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.17%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	25.09%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	11.58%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	9.16%	B
Omnibus BIN Janney Montgomery Scott LLC Exclusive Benefit of Customers	1717 Arch Street Philadelphia, PA 19103-2713	6.07%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	21.65%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	13.15%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	10.02%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.15%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.97%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	37.00%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	22.56%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.64%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.85%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.57%	Y
Omnibus BIN Janney Montgomery Scott LLC Exclusive Benefit of Customers	1717 Arch Street Philadelphia, PA 19103-2713	5.54%	Y
OPPENHEIMER MUNICIPAL TRUST-OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.51%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.92%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	9.36%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.87%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.70%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.13%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.56%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	21.34%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	11.09%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.07%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.79%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.51%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.98%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	14.89%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14.86%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	11.59%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.98%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.79%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.12%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	34.50%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	22.96%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	15.76%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.46%	Y
OPPENHEIMER MUNICIPAL FUND-OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	14.08%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.25%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.01%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.52%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.23%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#974E0 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.47%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	25.16%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	20.84%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.74%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.43%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	16.54%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#974E0 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.37%	C
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	10.84%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	7.96%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.72%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.08%	C
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	5.02%	C
Merrill Lynch Pierce Fenner & Smith Inc	4800 Lake Dr E Fl 3 Jacksonville, FL 32246-6484	29.11%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	28.59%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	13.86%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	6.97%	Y
OPPENHEIMER PORTFOLIO SERIES-OPPENHEIMER ACTIVE ALLOCATION FUND
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#974E0 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.00%	N
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	54.36%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	12.33%	Y
OFI Trust Company Tr Deferred Compensation Plan	Attn Patricia Casey OFI Trust Co 2 World Financial 225 Liberty St New York, NY 10281-1008	8.95%	Y
OPPENHEIMER PORTFOLIO SERIES-OPPENHEIMER CONSERVATIVE INVESTOR FUND
Frontier Trust Company FBO Badlands Power Fuels LLC 401(K) Plan	P.O. Box 10758 Fargo, ND 58106-0758	31.93%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	17.75%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.69%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	8.80%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	8.27%	Y
RPSS TR IRA FBO Marilou Visser	3074 S Macon Cir Aurora CO 80114-3055	7.82%	Y
OPPENHEIMER PORTFOLIO SERIES-OPPENHEIMER EQUITY INVESTOR FUND
Frontier Trust Company FBO Badlands Power Fuels LLC 401(K) Plan	P.O. Box 10758 Fargo, ND 58106-0758	7.79%	N
OFI Trust Company Tr Deferred Compensation Plan	Attn Patricia Casey OFI Trust Co 2 World Financial 225 Liberty St New York, NY 10281-1008	35.26%	Y
Frontier Trust Company FBO Badlands Power Fuels LLC 401(K) Plan	P.O. Box 10758 Fargo, ND 58106-0758	21.94%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	18.28%	Y
State Street Bank & Trust TR ADP Daily Valuation	200 Newport Avenue EXT #JQ7 North Quincy MA 02171-2102	5.50%	Y
Nationwide Trust Company FSB	C/O IPO Portfolio Accounting Po Box 2600 Valley Forge PA 19482-2600	5.07%	Y
OPPENHEIMER PORTFOLIO SERIES-OPPENHEIMER MODERATE INVESTOR FUND
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.32%	N
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	39.84%	Y
Frontier Trust Company FBO Badlands Power Fuels LLC 401(K) Plan	P.O. Box 10758 Fargo, ND 58106-0758	18.25%	Y
MG Trust Company Cust FBO Century 21 Department Stores	700 17th Street Suite 300 Denver CO 80202	13.38%	Y
Mid Atlantic Trust Company FBO Waldan Paper Services Inc 401 Plan and Trust	1251 Waterfront Pl STE 525 Pittsburgh PA 15222-4228	7.34%	Y
OPPENHEIMER SMALL- & MID-CAP VALUE FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.35%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.04%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.15%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.55%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	6.22%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.95%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.54%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.07%	C
Hartford Life Insurance Co Seperate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	11.47%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.62%	N
Hartford Securities Dist Co Inc FBO PRG	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	5.15%	N
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	24.81%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	23.81%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	11.60%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.28%	Y
OFI Trust Company Tr Deferred Compensation Plan	Attn Patricia Casey OFI Trust Co 2 World Financial 225 Liberty St New York, NY 10281-1008	6.34%	Y
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	58.38%	I
ING Life Ins & Annuity Comp	Attn: Fund Operations 1 Orange Way Windsor CT 06095-4773	41.60%	I
OPPENEHEIMER REAL ESTATE FUND
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	10.67%	A
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	8.06%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	7.35%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.57%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.52%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	7.21%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.32%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.09%	C
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	5.47%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.44%	C
Hartford Life Insurance Co Seperate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	39.10%	N
Mass Mutual Life Insurance Co Separate Investment Acct	1295 State St MIP C105 Springfield MA 01111-0001	31.77%	Y
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	19.73%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	6.06%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	5.36%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	80.50%	I
Diversified Alternative Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	19.42%	I
OPPENHEIMER RISING DIVIDENDS FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	12.08%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.97%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.05%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	15.52%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.09%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn#97CL1 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.45%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.19%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn#97HY0 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.48%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.87%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.80%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.10%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	46.39%	Y
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	31.73%	Y
SEI Private Trust Company FBO Edward Jones	Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	66.93%	I
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	32.97%	I
OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	14.37%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.65%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.63%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.10%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.71%	A
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5.48%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.11%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	21.44%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97A90 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.29%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	8.85%	B
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5.61%	B
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.33%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.05%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97A90 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.83%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	16.94%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	11.65%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	11.59%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.75%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	41.02%	Y
Merrill Lynch Pierce Fenner & Smith Inc	4800 Lake Dr E Fl 3 Jacksonville, FL 32246-6484	36.82%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.60%	Y
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND
Name	Address	% Owned	Share Class
Edward D Jones & Co Special Custody Acct For The Exclusive Benefit Of Customer	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	49.65%	A
First Clearing LLC	2801 Market Street St Louis MO 63103	8.99%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.13%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	37.91%	B
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	22.31%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.55%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	12.83%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	29.36%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21.16%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	19.71%	C
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	8.57%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	46.17%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	29.95%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	22.98%	Y
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	22.75%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.79%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.47%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.47%	A
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	5.05%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	30.70%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	16.02%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	12.38%	B
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	7.88%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.90%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	42.58%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.82%	C
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	8.96%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.22%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.79%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	47.54%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	30.14%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	20.85%	Y
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	18.89%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	13.99%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.81%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.28%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	25.39%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HF2 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.84%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.40%	B
American Enterprise Inv Svcs AC 2093-1587	707 2nd Avenue South Minneapolis MN 55402	6.68%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.91%	B
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.37%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HF2 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	32.54%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	15.06%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	13.15%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.63%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.52%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	61.71%	Y
Omnibus Bin Janney Montgomery Scott LLC Exclusive Benefit of Customers	1717 Arch Street Philadelphia PA 19103-2713	11.27%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.27%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.82%	Y
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	42.79%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.43%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.47%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.44%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	42.52%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HF2 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.57%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.96%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	24.62%	C
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	11.20%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/#97HF2 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.54%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	8.51%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.83%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.21%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	39.06%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	37.25%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.01%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.54%	Y
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	52.04%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.61%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	60.32%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.78%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	27.56%	C
Stifel Nicolaus & Co Inc Exclusive Benefit of Customers	501 N Broadway St Louis MO 36102	12.24%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.93%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	6.27%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	61.23%	Y
UMBSC & Co FBO ISM Tax Free Fund	MailStop# 1010405 PO Box 419260 Kansas City MO 64141-6260	18.66%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.61%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.40%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.37%	Y
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	31.21%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.63%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.14%	A
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	6.47%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.18%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.91%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	70.16%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	14.18%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21.05%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	16.61%	C
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	16.05%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.91%	C
Morgan Stanley DW	Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	8.18%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	41.84%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.61%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.53%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	9.81%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.40%	Y
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	20.46%	A
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	13.94%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	8.13%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.76%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.24%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.18%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	23.42%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	21.65%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	13.13%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	10.11%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	6.44%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.16%	C
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	13.94%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.37%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.89%	C
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	9.03%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.61%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.43%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	66.75%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	22.97%	Y
OPPENHEIMER ROCHESTER VIRIGINIA MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	27.50%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	14.02%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	11.51%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	11.17%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	5.48%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	52.52%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	26.82%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	18.19%	C
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	16.18%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.54%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.47%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.49%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	38.53%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.54%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18.52%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.86%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.26%	Y
OPPENHEIMER ROCHESTER FUND MUNICIPALS
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	14.17%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	10.79%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	10.20%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.35%	A
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	8.22%	A
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.65%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.62%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	19.80%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	13.75%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.86%	B
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7.86%	B
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.76%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.34%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.55%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	12.70%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.71%	C
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7.86%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.38%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.17%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	26.42%	Y
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	25.67%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.34%	Y
LPL Financial – Omnibus Customer Account –	Attn: Lindsay O’Toole 9785 Towne Centre Dr. San Diego CA 92121	9.06%	Y
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.75%	Y
OPPENHEIMER SELECT VALUE FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.03%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.36%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.09%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.60%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.21%	C
Frontier Trust Company FBO T & B Sports Inc. PS Plan	PO Box 10758 Fargo ND 58106-0758	5.87%	N
Hartford Securities Dist Co Inc. FBO PRG	Attn UIT Operations PO Box 2999 Hartford CT 06104	5.40%	N
Frontier Trust Company FBO Provident Equity Partners LLC	PO Box 10758 Fargo ND 58106-0758	35.30%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.06%	Y
LPL Financial – Omnibus Customer Account –	Attn: Lindsay O’Toole 9785 Towne Centre Dr. San Diego CA 92121	12.03%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.15%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	6.23%	Y
John Murphy Tr Kathleen R Murphy 2011 Irrevocable Trust	PO Box 2054 Cotuit MA 02635-2054	5.61%	Y
OPPENHEIMER SERIES FUND, INC., on behalf of Oppenheimer Value Fund
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.80%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.01%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.89%	C
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	29.37%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	19.27%	Y
Oppenheimer Portfolio Series Equity Investor Fund	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	10.75%	Y
Oppenheimer Portfolio Series Active Allocation Tact Comp	Attn: FPA Trade Settle (2-FA) 6803 S Tucson Way Centennial CO 80112-3924	7.02%	Y
OppenheimerFunds, Inc.	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	99.99%	I
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.13%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	13.70%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.55%	C
State Street Bank & Trustee FBO ADP Access Product	1 Lincoln St Boston MA 02111-2901	14.63%	N
Hartford Securities Dist Co Inc. FBO PRG	Attn UIT Operations PO Box 2999 Hartford CT 06104	7.06%	N
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	39.84%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.85%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	10.00%	Y
Nationwide Trust Company FSB	C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	8.19%	Y
OFI Global Asset Management, Inc. C/O Kristie Feinberg Bldg 2	6803 S Tucson Way Centennial CO 80112-3924	100.00%	I
OPPENHEIMER U.S. GOVERNMENT TRUST
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.54%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.59%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.68%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.68%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.09%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.37%	C
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	32.08%	Y
State Street Bank & Trustee FBO ADP Access Product	1 Lincoln St Boston MA 02111-2901	22.65%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	11.32%	Y
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.12%	Y
Orchard Trust Co TTEE Employee Benefits Clients	8515 E Orchard Rd # 2T2 Greenwood Village CO 80111-5002	6.10%	Y
ROCHESTER PORTFOLIO SERIES, on behalf of Oppenheimer Rochester Limited Term New York Municipal Fund
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	16.72%	A
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	9.83%	A
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	9.73%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	9.43%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.68%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.65%	A
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.39%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	23.78%	B
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	8.72%	B
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	7.16%	B
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5.28%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21.78%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	14.08%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	12.88%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.62%	C
Charles Schwab & Co. Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	9.12%	C
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.01%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	28.63%	Y
Merrill Lynch Pierce Fenner & Smith Inc	Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	25.28%	Y
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	22.38%	Y
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	10.98%	Y
OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	40.48%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.55%	A
TD Ameritrade Inc FBO Our Customers	P.O. Box 2226 Omaha, NE 68103-2226	6.06%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.30%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	22.40%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	16.27%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.79%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	22.10%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	17.88%	Y
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	17.40%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	15.47%	Y
Mark J Ferro & Dolores Ferro JT TEN WROS NOT TC	104 Beach 221 St Breezy Point NY 11697-1524	7.60%	Y
OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	16.90%	A
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	10.41%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.29%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	10.13%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.20%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	19.71%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	13.18%	C
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	9.79%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	9.36%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.29%	C
Raymond James Omnibus for Mutual Funds House Acct Firm	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	5.29%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	40.33%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	16.22%	Y
LPL Financial Omnibus Customer Account	Attn: Lindsay OToole 9785 Towne Centre Dr San Diego, CA 92121	13.70%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	12.61%	Y

OPPENHEIMERFUNDS

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GOLD & SPECIAL MINERALS FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(b-2) Remove the additional fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(j) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund.			□	□	□
	(k) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund.			□	□	□
	(l) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Gold & Special Minerals Fund.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(c-2) Remove the additional fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(n) Remove miscellaneous fundamental policy relating to investment strategy restrictions—Global Fund.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL OPPORTUNITIES FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(o) Remove miscellaneous fundamental policy relating to investment strategy restrictions—Global Opportunities Fund.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER FLEXIBLE STRATEGIES FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER FLEXIBLE STRATEGIES FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(q) Remove miscellaneous fundamental policy relating to investment strategy restrictions—Flexible Strategies Fund.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER DEVELOPING MARKETS FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER DEVELOPING MARKETS FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL ALLOCATION FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL ALLOCATION FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER INTERNATIONAL GROWTH FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INTERNATIONAL GROWTH FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER INTERNATIONAL VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INTERNATIONAL VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER MONEY MARKET FUND, INC.

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER MONEY MARKET FUND, INC.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER SELECT VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

_________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER SELECT VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER U.S. GOVERNMENT TRUST

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER U.S. GOVERNMENT TRUST

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER CAPITAL APPRECIATION FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER CAPITAL APPRECIATION FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER DISCOVERY FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER DISCOVERY FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER EQUITY INCOME FUND, INC.

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER EQUITY INCOME FUND, INC

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER RISING DIVIDENDS FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER RISING DIVIDENDS FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER SMALL- & MID-CAP VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER SMALL- & MID-CAP VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER PORTFOLIO SERIES: CONSERVATIVE INVESTOR FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PORTFOLIO SERIES: CONSERVATIVE INVESTOR FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER PORTFOLIO SERIES: EQUITY INVESTOR FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PORTFOLIO SERIES: EQUITY INVESTOR FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER REAL ESTATE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER REAL ESTATE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:			FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.			□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.			□	□	□
	(d) Revise the fundamental policy relating to lending.			□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.			□	□	□
	(f) Revise the fundamental policy relating to senior securities.			□	□	□
	(g) Revise the fundamental policy relating to underwriting.			□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.			□	□	□
	(s) Approve a change in the Fund’s investment objective.			□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

				□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER AMT-FREE MUNICIPALS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER AMT-FREE MUNICIPALS

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER CALIFORNIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER NEW JERSEY MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER FUND MUNICIPALS.

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER FUND MUNICIPALS.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER NATIONAL MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER NATIONAL MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

1)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) Brian F. Wruble	(5) Phillip A. Griffiths	(09) Mary Ann Tynan	□	□	□
	(2) David K. Downes	(6) Mary F. Miller	(10) Joseph M. Wikler
	(3) Matthew P. Fink	(7) Joel W. Motley	(11) Peter I. Wold
	(4) Edmund Giambastiani, Jr.	(8) Joanne Pace	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(i) Remove miscellaneous fundamental policy relating to investment strategy restrictions – AMT-Free New York Municipal Fund.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER FUND MUNICIPALS.

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER FUND MUNICIPALS.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(m) Remove miscellaneous fundamental policy relating to investment strategy restrictions – Rochester Fund Municipals.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER AMT-FREE MUNICIPALS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER AMT-FREE MUNICIPALS

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER NATIONAL MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER NATIONAL MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER GLOBAL VALUE FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER GLOBAL VALUE FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(c-1) Remove the fundamental policy relating to diversification of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER NEW JERSEY MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(p) Remove miscellaneous fundamental policy relating to investment strategy restrictions – New Jersey Municipal Fund.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER CALIFORNIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
	(r) Convert the Fund’s investment objective from fundamental to non-fundamental.	□	□	□
	(s) Approve a change in the Fund’s investment objective.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER LIMITED TERM CALIFORNIA MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□

OPPENHEIMERFUNDS

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2013

The undersigned, revoking prior proxies, hereby appoints Brian Petersen, Stephanie Bullington and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on June 21, 2013, at 2:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature Date

____________________________________________________________

Signature (if held jointly) Date

__________________________________________

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.com. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5963. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Joint Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

PROPOSALS:

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:	FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.	□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.	□	□	□
	(d) Revise the fundamental policy relating to lending.	□	□	□
	(e) Revise the fundamental policy relating to real estate and commodities.	□	□	□
	(f) Revise the fundamental policy relating to senior securities.	□	□	□
	(g) Revise the fundamental policy relating to underwriting.	□	□	□
	(h) Remove the fundamental policy relating to tax-free securities.	□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

		□	□	□